June 30, 1998

NORTHWESTERN
MUTUAL LIFE-Registered Trademark-

The Quiet Company-Registered Trademark-

NML Variable Annuity Account B


                                                          SEMI-ANNUAL REPORT
                                                              [GRAPHIC]



                            Nontax - Qualified Annuities
                            Individual Retirement Annuities
                            Roth IRAs
                            Simplified Employee Pension Plan IRAs
                            SIMPLE IRAs
                            Tax Deferred Annuities
                            457 Deferred Compensation Plan Annuities




Northwestern Mutual
Series Fund, Inc.

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

                                 CONTENTS

CONTRACT OWNER PRIVILEGES

FREE TRANSFERS AMONG PORTFOLIOS

You can change your investment allocation or transfer values among the divisions. Use the NML Express 800 number, or submit the request form found at the end of this report. If a pre-authorization form was returned to the Home Office you may also transfer among the portfolios by phone. Same day changes can also be accomplished if a request form is faxed to the Home Office.

CONTRACT OWNERS COMMUNICATIONS
NML Express give you convenient 24-hour access to the latest information about your contract. You receive confirmation statements with each transaction, quarterly summary statements, a VA HISTORICAL PERFORMANCE brochure at year-end and the ANNUITY ASPECTS newsletter featuring annuity funds, portfolio managers and other annuity information.

AUTOMATIC INVESTMENT PLAN

You can set-up a convenient method of direct investing under our Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

AUTOMATIC DOLLAR COST AVERAGING PLAN

This plan automatically transfers money from the Money Market Portfolio to any of the portfolios on a monthly or quarterly basis. It theoretically works by letting the "law of averages" even out marketplace volatility.

SPECIAL WITHDRAWAL PRIVILEGE

For contracts with a $10,000 balance and money in a surrender category, if any, you can withdraw an amount without incurring a surrender charge. Beginning on the first anniversary, the amount available is the lesser of 10% of the contract accumulation value, or 100% of the contract earnings.

OPTIONAL DISABILITY WAIVER OF PURCHASE PAYMENTS

This optional benefit continues to pay regular purchase payments into the contract should you become totally disabled. (May be subject to underwriting).


           HOW TO GET MORE INFORMATION
           - NML EXPRESS:
                    1-800-519-4NML (1-800-519-4665)

           Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.
           - INFORMATION ON THE INTERNET:
              WWW.NORTHWESTERNMUTUAL.COM
             For information about Northwestern Mutual Life, visit us on our Website. Included is information on the new IRA rules and Roth IRA.
           - CONTACT YOUR NORTHWESTERN MUTUAL AGENT. . .if you have questions about your contract or any of the contract owner privileges.

CONTENTS

Letter to Contract Owners                                                              1
Performance Summary for Separate Accounts                                              2
Overview and Outlook                                                                   3
Series Fund Objectives and Schedule of Investments                                     4
  Aggressive Growth Stock Portfolio                                                    4
  International Equity Portfolio                                                       7
  Growth Stock Portfolio                                                              11
  Growth and Income Stock Portfolio                                                   14
  Index 500 Stock Portfolio                                                           17
  Balanced Portfolio                                                                  24
  High Yield Bond Portfolio                                                           37
  Select Bond Portfolio                                                               41
  Money Market Portfolio                                                              46
Series Fund Financial Statements                                                      48
  Aggressive Growth Stock Portfolio                                                   48
  International Equity Portfolio                                                      51
  Growth Stock Portfolio                                                              54
  Growth and Income Stock Portfolio                                                   57
  Index 500 Stock Portfolio                                                           60
  Balanced Portfolio                                                                  63
  High Yield Bond Portfolio                                                           66
  Select Bond Portfolio                                                               69
  Money Market Portfolio                                                              72
Notes to Series Fund Financial Statements                                             75
Account B Financial Statements                                                        78
  Notes to Financial Statements                                                       82
Directors and Officers                                                                89

LETTER TO CONTRACT OWNERS
LETTER TO CONTRACT OWNERS

July 31, 1998

During the first half of 1998, stock and bond markets, as well as the economy as a whole, continued their positive trends. The portfolios underlying Northwestern Mutual's annuity products continued to perform in line with their stated objectives, providing contract owners returns that will contribute to achieving long-term financial goals.

In thinking about the economy and markets at mid-year 1998, it is striking to note how very global our environment has become. Today some of the major factors determining U.S. economic trends and policies in this country are events halfway around the world.

After little news from Asia early this year, every day seems to bring some new business or political crisis. It has now been a year since the problems in Asia became apparent, and their reverberations are being felt throughout the world. Our belief from the beginning has been that some time would elapse before the effects of problems in Asia would impact the United States. In recent months, sharply reduced exports to Asia are being felt in the form of a drop in demand for manufactured goods from the United States and other countries and lower prices for a wide variety of commodities. Weaker foreign orders contributed to an inventory buildup in the first quarter, and manufacturers are reducing production to work off excess inventory. It is estimated that the foreign trade deficit subtracted more than two percentage points from real gross domestic product growth in the first six months of 1998.

Despite weakness in the industrial sector, the U.S. economy continues to grow, led by free-spending consumers, whose confidence is at a 29-year high. They have good reasons to feel positive: with low inflation, modest raises translate to significant real wage gains; a low rate of unemployment creates good job prospects; and investors in stocks and mutual funds are seeing their net worth increase. At some point, it seems inevitable that a weakening industrial sector, which inevitably means lost jobs, will begin to affect consumers. But, as yet, there is no sign that consumer spending is slowing.

A slowdown in manufacturing, though painful for the companies involved, is not necessarily bad for the economy as a whole. In the spring, the Federal Reserve expressed concern that the U.S. economy was overheating and hinted that an increase in interest rates might be necessary in order to avoid a pickup in inflation. It now appears that reduced demand from Asia will cause the economy to slow on its own, without action by the Fed. A spontaneous slowdown, accompanied by continued responsible monetary policies, could enable the economy to cool without going into recession.
[PHOTO]
Consideration of the ongoing problems in Asia leads naturally to the question of when the situation will begin to improve. Japan is the key to the entire region, simply because its economy is by far the largest. In addition, Japan is the leading trading partner of the other Southeast Asian nations. Further, especially after the plummeting stock prices of the last year, the Japanese market is the only one in the region with adequate liquidity to attract foreign investors. In order for recovery to begin in Japan, banking reforms and massive corporate restructurings will be necessary, including layoffs to eliminate layers of redundancy. Such actions are foreign to the Japanese mentality, especially at a time when unemployment, though low by U.S. standards, is unusually high for Japan. Even if the remedies now under discussion to cure Japan's ills are successful, it could be many months before stability is restored. But we are encouraged by signs that the Japanese authorities are considering fairly dramatic measures to resolve the country's problems.

We continue to keep a close watch on the economies and markets in the U.S. and abroad. As always, we are investing for the long term, taking current events into account, but basing decisions on long-range prospects. We at Northwestern Mutual appreciate the confidence you have shown in our organization by selecting us to help plan for a secure financial future. We pledge to continue providing you and other contract owners with innovative products that can meet a variety of needs.

The Northwestern Mutual Life Insurance Company

            [SIGNATURE]
James D. Ericson, President and
  Chief Executive Officer

                                       --

PERFORMANCE SUMMARY
PERFORMANCE SUMMARY  as of June 30, 1998

FRONT LOAD CONTRACT

                           Aggressive                             Growth &
Total Return at Unit       Growth      International  Growth      Income    Index 500            High Yield  Select     Money
Value                      Stock       Equity         Stock       Stock     Stock      Balanced  Bond        Bond       Market
(as of 6/30/98)            Portfolio   Portfolio      Portfolio   Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
1 year...................  13.43%      5.42%          26.15%      19.21%    24.09%     14.79%    7.29%       3.86%      0.71%
5 years..................  137.20%     101.37%        -           -         161.71%    87.93%    -           29.45%     18.91%
  Annualized.............  18.83%      15.03%         -           -         21.22%     13.45%    -           5.30%      3.52%
10 years.................  -           -              -           -         -          192.81%   -           113.66%    56.25%
  Annualized.............  -           -              -           -         -          11.34%    -           7.89%      4.56%
Since inception..........  298.66%*    103.21%^       131.68%#    118.85%#  283.11%*   -         65.16%#     -          -
  Annualized.............  20.04%      14.71%         22.39%      20.63%    19.41%     -         12.82%      -          -

BACK LOAD CONTRACT WITHOUT SURRENDER

                           Aggressive                             Growth &
Total Return at Unit       Growth      International  Growth      Income    Index 500            High Yield  Select     Money
Value                      Stock       Equity         Stock       Stock     Stock      Balanced  Bond        Bond       Market
(as of 6/30/98)            Portfolio   Portfolio      Portfolio   Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
1 year...................  17.16%      8.89%          30.30%      23.14%    28.17%     18.57%    10.82%      7.28%      4.02%
5 years..................  136.31%     101.00%        -           -         161.21%    87.62%    -           29.24%     18.73%
  Annualized.............  18.77%      14.98%         -           -         21.17%     13.41%    -           5.27%      3.49%
10 years.................  -           -              -           -         -          179.79%   -           104.21%    49.54%
  Annualized.............  -           -              -           -         -          10.84%    -           7.40%      4.11%
Since inception..........  288.16%*    102.55%^       132.92%#    119.34%#  273.56%*   -         66.09%#     -          -
  Annualized.............  19.61%      14.64%         22.54%      20.79%    19.01%     -         12.98%      -          -

BACK LOAD CONTRACT WITH SURRENDER

                           Aggressive                             Growth &
Total Return with          Growth      International  Growth      Income    Index 500            High Yield  Select     Money
Surrender Charge           Stock       Equity         Stock       Stock     Stock      Balanced  Bond        Bond       Market
(as of 6/30/98)            Portfolio   Portfolio      Portfolio   Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
1 year...................  10.16%      1.89%          23.30%      16.14%    21.17%     11.57%    3.82%       0.28%      -2.98%
5 years..................  133.31%     98.00%         -           -         158.21%    84.62%    -           26.24%     15.73%
  Annualized.............  18.46%      14.64%         -           -         20.89%     13.05%    -           4.77%      2.96%
10 years.................  -           -              -           -         -          179.79%   -           104.21%    49.54%
  Annualized.............  -           -              -           -         -          10.84%    -           7.40%      4.11%
Since inception..........  286.16%*    98.55%^        127.92%#    114.34%#  271.56%*   -         61.09%#     -          -
  Annualized.............  19.57%      14.31%         22.03%      20.25%    18.97%     -         12.32%      -          -

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4%; figures for the Back Load contract with surrender reflect deductions for a maximum 7% withdrawal charge for contracts held at least one year, declining at a rate of 1% per year. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.

*          Inception date of 12/3/90.
#          Inception date of 5/3/94.
^          Inception date of 4/30/93.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

                                       --

OVERVIEW AND OUTLOOK

--------------------------------------------------------------------------------

THE ECONOMY

In the first quarter of 1998, the economy expanded at a very rapid 5.4% annual rate, with continuing strength in both consumer and industrial sectors. It appears that economic growth slackened considerably in the second quarter; data released so far place real growth below 2 percent. For the full year, most economists are forecasting real growth between 2 and 3 percent, with inflation just under 2 percent.

The continued overall growth partially masks a major split that has developed between the consumer and industrial sectors of the economy. While consumers continued to spend enthusiastically, especially on housing and autos, there has been a pronounced softening in the manufacturing sector, which has begun to feel the effects of an inventory buildup and Asia's economic crisis. It seems inevitable that a slowdown in manufacturing will eventually affect consumers, as layoffs become necessary. If consumers become less confident and reduce spending moderately, the overall economy may slow spontaneously, easing pressure on the Federal Reserve to raise interest rates as a means of curbing inflation.

     Economic Growth
     and Inflation

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL ECONOMIC
               GROWTH       INFLATION
 1988                 3.8%        4.4%
 1989                 3.4%        4.6%
 1990                 1.3%        6.1%
 1991                -1.0%        3.1%
 1992                 2.7%        2.9%
 1993                 2.3%        2.7%
 1994                 3.5%        2.7%
 1995                 2.0%        2.5%
 1996                 2.2%        3.3%
 1997                 3.7%        1.7%
 1998                 2.9%        1.8%

       Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index -- Urban is used for the inflation rate. 1998 is the consensus forecast of a group of 55 economists surveyed by the WALL STREET JOURNAL.

--------------------------------------------------------------------------------

THE EQUITY MARKET

The domestic equity market continued its long-term upward trend during the first half of 1998, but with dramatic differences among returns from various groups of stocks. The large companies that make up the S&P 500 Index were generally strong, while stocks of many smaller companies languished. Within the large-cap and smaller-cap categories, the best performers were stocks of consumer-oriented companies, whose earnings benefited from buoyant spending by U.S. households. In the technology sector, stocks of software companies, especially those with an orientation to the Internet, soared, while producers of semiconductors suffered from slackened Asian demand. Weak commodity prices and indications of a slowdown in the manufacturing sector hurt earnings and stock prices of companies in a broad range of industries including steel, paper and energy.

     Annual Total Returns
     from S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

6/30/89        20.2%
6/30/90        16.2%
6/30/91         7.3%
6/30/92        13.4%
6/30/93        13.6%
6/30/94         1.3%
6/30/95        25.9%
6/30/96        25.9%
6/30/97        34.6%
6/30/98        30.0%

       Source: Standard & Poor's

--------------------------------------------------------------------------------

THE BOND MARKET

In recent months the U.S. bond market has been affected by powerful but opposing circumstances. Lower inflation than was widely anticipated has been accompanied by a flight to quality, as investors flee Asian markets and seek the safety of dollar-denominated assets, exerting upward pressure on U.S. bond prices. At the same time, continued strength in the domestic economy and stock markets has been a negative for the bond market. The result of these two countervailing forces has been unusually low volatility of bond prices. The Asian-inspired flight to quality cannot be regarded as a permanent condition. But if inflation remains low, the bond market could continue to perform well.

     Annual Total Returns from
     Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

6/30/89        12.4%
6/30/90         7.3%
6/30/91        10.9%
6/30/92        14.1%
6/30/93        11.9%
6/30/94        -1.0%
6/30/95        12.6%
6/30/96         5.0%
6/30/97         8.2%
6/30/98        10.7%

       Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Maximum long-term appreciation of    Strive for the highest possible rate of capital        $1,168,800,557
capital                              appreciation by investing in companies with potential
                                     for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO
The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

The first half of 1998, particularly the second quarter, was a difficult period for managers that concentrate on the stocks of small to mid-sized companies, as the very largest companies accounted for most of the market's gains. Within the small-cap category, performance varied widely among industry groups, with health care and energy very weak; the Portfolio's holdings of oil stocks have been selectively reduced. A strategic decision not to emphasize high-tech shares hurt this fund's performance relative to the indexes with which it is compared. The best-performing holdings in the Portfolio continued to be consumer cyclical stocks, particularly retailers, and service providers that benefit from the trend to outsourcing by businesses.

       Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                            24%
Consumer Cyclical                     15%
Business Services                     15%
Industrial & Transportation           12%
Health Care                           10%
Consumer Staples                       9%
Finance                                5%
Energy                                 4%
Short-Term Investments                 6%

Top 10 Holdings

6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Robert Half International, Inc.                2.8%
CBT Group Public Limited Company               2.1%
Peoplesoft, Incl                               2.1%
HBO & Company                                  2.1%
Saville Systems PLC - ADR                      2.0%
Cambridge Technology Partners, Inc.            2.0%
Paychex, Inc.                                  1.9%
Tellabs, Inc.                                  1.7%
O'Reilly Automotive, Inc.                      1.6%
Administaff, Inc.                              1.6%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      AGGRESSIVE GROWTH STOCK      WILSHIRE SMALL      WILSHIRE NEXT
                                             PORTFOLIO                CAP INDEX          1750 INDEX
11/90                                                    $10,000            $10,000             $10,000
6/91                                                      12,593             13,189              13,186
6/92                                                      13,994             15,522              15,086
6/93                                                      17,133             19,336              19,108
6/94                                                      19,354             20,012              19,670
6/95                                                      24,448             23,034              23,986
6/96                                                      35,003             28,918              30,256
6/97                                                      36,545             36,061              35,344
6/98                                                      43,439             43,871              42,070
Average Annual Total Return
For Periods Ended June 30, 1998
                                                        One Year         Five Years     Since Inception
Aggressive Growth
Stock Portfolio                                           18.87%             20.45%              21.38%
Wilshire Small Cap Index                                  21.66%             17.81%              21.54%
Wilshire Next 1750 Index                                  19.03%             17.10%              20.87%

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index.
    The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are technology, financial services and consumer services. Market capitalization ranges from $1.8 billion to $244 million.
    The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $930 million. The largest sector weightings include technology, financial services, and consumer services.
    On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.
    This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (94.2%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (1.6%)
*Cambrex Corporation                                        426,700   $   11,201
*Ivex Packaging Corporation                                 297,200        6,910
                                                                      -----------
    TOTAL                                                                 18,111
                                                                      -----------
BUSINESS SERVICES (11.4%)
*ABR Information Services, Inc.                             290,100        6,890
*Administaff, Inc.                                          409,100       18,870
*Billing Information Concepts                               464,600        7,201
Cintas Corp.                                                366,500       18,692
*Interim Services, Inc.                                     481,800       15,478
*Metzler Group, Inc.                                        422,550       15,476
*Robert Half International, Inc.                            586,550       32,773
*Steiner Leisure, Ltd.                                      350,250       10,595
Stewart Enterprises, Inc.                                   275,100        7,325
                                                                      -----------
    TOTAL                                                                133,300
                                                                      -----------
CAPITAL GOODS (6.5%)
*Jabil Circuit, Inc.                                        139,800        4,622
Kaydon Corporation                                          375,100       13,246
#,*Kaynar Technologies, Inc.                                304,700        7,160
*Kellstrom Industries, Inc.                                 156,300        4,528
Molex Incorporated                                          366,346        8,563
*Qlogic Corporation                                         218,800        7,808
*Tetra Tech, Inc.                                           527,875       12,801
*Tristar Aerospace, Co.                                     517,600        8,023
*Triumph Group, Inc.                                        226,500        9,513
                                                                      -----------
    TOTAL                                                                 76,264
                                                                      -----------
COMMUNICATION SERVICES (3.6%)
*IDT Corporation                                            287,200        8,634
*Pacific Gateway Exchange, Inc.                             242,000        9,695
*Saville Systems PLC - ADR                                  476,400       23,880
                                                                      -----------
    TOTAL                                                                 42,209
                                                                      -----------
CONSUMER CYCLICAL (14.8%)
*99 Cents Only Stores                                       188,900        7,839
*Catalina Marketing Corporation                             251,200       13,047
*Concord EFS, Inc.                                          474,950       12,408
*CSG Systems International, Inc.                            226,800       10,631
*Dollar Tree Stores, Inc.                                   414,300       16,831
Fastenal Co.                                                225,700       10,481
General Cable Corporation                                   408,600       11,798
*Jones Apparel Group, Inc.                                  486,400       17,784
#,*K&G Men's Center, Inc.                                   529,150       11,972
*Kohl's Corporation                                         314,900       16,335
*Lamar Advertising, Co.                                     127,600        4,578
*Michaels Stores, Inc.                                      276,700        9,762
*O'Reilly Automotive, Inc.                                  531,600       19,138
*Tower Automotive, Inc.                                     252,300       10,817
Watsco, Inc.                                                    100            4
                                                                      -----------
    TOTAL                                                                173,425
                                                                      -----------

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (94.2%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
CONSUMER STAPLES (8.7%)
*American Italian Pasta Co. - CL A                          344,300   $   12,825
*Blyth Industries, Inc.                                     322,800       10,733
Cardinal Health, Inc.                                       197,218       18,489
*Chancellor Media Corp.                                     344,900       17,126
*Clear Channel Communications, Inc.                         134,300       14,655
*Gemstar International Group Limited                        293,600       10,992
*Heftel Broadcasting Corporation                             57,200        2,560
*Patterson Dental Company                                   378,125       13,849
                                                                      -----------
    TOTAL                                                                101,229
                                                                      -----------
ENERGY (4.6%)
*Barrett Resources Corporation                              303,900       11,377
*BJ Services Company                                        307,100        8,925
*EVI, Inc.                                                  229,200        8,509
*Global Industries, Ltd.                                    650,600       10,979
Tosco Corporation                                           178,900        5,255
Transocean Offshore Inc.                                    202,400        9,007
                                                                      -----------
    TOTAL                                                                 54,052
                                                                      -----------
FINANCE (5.6%)
*Affiliated Managers Group                                  257,000        9,541
CMAC Investment Corp.                                       162,300        9,981
*ESG Re Limited                                             251,900        5,447
*Headlands Mortgage Company                                 494,600        9,274
Investors Financial Services Corp.                          205,400       10,886
Life Re Corporation                                         104,200        8,544
*Trammell Crow Company                                      360,000       12,038
                                                                      -----------
    TOTAL                                                                 65,711
                                                                      -----------
HEALTHCARE (9.8%)
*Concentra Managed Care, Inc.                               392,261       10,199
*Lincare Holdings, Inc.                                     368,900       15,517
*NCS Healthcare, Inc.                                       307,500        8,764
*Pediatrix Medical Group, Inc.                              196,900        7,322
*Pharmerica, Inc.                                           652,800        7,874
*PhyCor, Inc.                                               304,900        5,050
*PSS World Medical, Inc.                                    504,600        7,380
*Quintiles Transnational Corp.                              261,200       12,848
*Quorum Health Group, Inc.                                  352,300        9,336
*Sybron International Corporation                           509,000       12,852
*VWR Scientific Products Corporation                        306,500        7,548
*Wesley Jessen VisionCare, Inc.                             418,600        9,680
                                                                      -----------
    TOTAL                                                                114,370
                                                                      -----------
TECHNOLOGY (24.0%)
*Cambridge Technology Partners, Inc.                        433,300       23,669
*CBT Group Public Limited Company                           457,500       24,476
*Ciena Corp.                                                179,100       12,470
*Computer Horizons Corp.                                    315,950       11,710

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (94.2%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*DST Systems, Inc.                                          258,700   $   14,487
*Evolving Systems, Inc.                                     159,200        1,761
Galileo International, Inc.                                 345,000       15,547
*Gasonics International Corporation                         439,800        3,079
*Getty Images, Inc.                                         463,800       10,320
HBO & Company                                               681,200       24,012
*Hyperion Software Corporation                              328,000        9,348
*Integrated Process Equipment Corp.                         321,700        3,619
Paychex, Inc.                                               534,032       21,728
Peoplesoft, Inc.                                            511,800       24,055
*PMC-Sierra, Inc.                                           225,700       10,580
*Semtech Corporation                                        362,800        6,417
*Sterling Software, Inc.                                    539,000       15,934
*Tellabs, Inc.                                              274,700       19,675
*Transaction Systems Architects, Inc.                       195,700        7,534
*Uniphase Corporation                                       209,600       13,159
*World Access, Inc.                                         211,600        6,348
                                                                      -----------
    TOTAL                                                                279,928
                                                                      -----------
TRANSPORTATION (3.6%)
*Coach USA, Inc.                                            410,900       18,747
*Heartland Express, Inc.                                    415,600        8,416
*Knight Transportation, Inc.                                467,900        8,949
*Swift Transportation Co., Inc.                             328,400        6,506
                                                                      -----------
    TOTAL                                                                 42,618
                                                                      -----------
    TOTAL COMMON STOCK                                                 1,101,217
                                                                      -----------

                                                                        MARKET
                                                         SHARES/         VALUE
MONEY MARKET INVESTMENTS (6.3%)                            PAR          (000'S)
---------------------------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (0.6%)
PHH Corporation, 6.35%, 7/1/98                            7,400,000   $    7,400
                                                                      -----------
FINANCE (1.7%)
CXC Incorporated, 5.52%, 7/15/1998                       20,200,000       20,157
                                                                      -----------
                                                                        MARKET
                                                         SHARES/         VALUE
MONEY MARKET INVESTMENTS (6.3%)                            PAR          (000'S)
---------------------------------------------------------------------------------

PERSONAL CREDIT INSTITUTIONS (3.8%)
Commercial Credit Corporation, 5.55%, 7/29/98            20,000,000   $   19,914
General Electric Capital Corporation, 5.52%, 7/8/98      25,000,000       24,973
                                                                      -----------
    TOTAL                                                                 44,887
                                                                      -----------
FEDERAL GOVERNMENT AND AGENCIES (0.2%)
Federal Home Loan Mortgage Association, 5.43%,
 8/21/98                                                  2,000,000        1,985
                                                                      -----------
    TOTAL                                                                  1,985
                                                                      -----------
    TOTAL MONEY MARKET INVESTMENTS                                        74,429
                                                                      -----------
    TOTAL INVESTMENTS (100.5%) (COST $763,563,226)^                    1,175,646
    OTHER ASSETS, LESS LIABILITIES (-0.5%)                                (6,845)
                                                                      -----------
    TOTAL NET ASSETS (100.0%)                                         $1,168,801
                                                                      -----------

* Non-Income Producing

 ADR--American Depository Receipt

^At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $763,563,226 and the net unrealized appreciation of investments based on that cost was $412,082,982 which is comprised of $434,544,520 aggregate gross unrealized appreciation and $22,461,538 aggregate gross unrealized depreciation.

#Affiliated Company. The fund has ownership of at least 5% of the outstanding voting shares. Affiliated transactions during the six months ended June 30, 1998, include:

                                    PURCHASES               SALES
                              ---------------------  --------------------
                               SHARES       COST      SHARES     AMOUNT
                              ---------  ----------  ---------  ---------
Kaynar Technologies, Inc.        72,500  $1,819,638     --         $--
K&G Men's Center, Inc.           11,000     278,438     --         --

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term appreciation of        Participate in the growth of foreign economies   $741,889,395
capital through diversification  by investing in securities with high long-term into markets outside the United  earnings potential relative to current market
States                           values.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.

The Portfolio is concentrated in Europe, where equity markets have been quite strong in recent months. In Europe, as in the U.S. markets, the largest and most favored companies continue to exhibit the strongest performance. Restructurings and consolidation in many industries are contributing to higher stock prices. Investments in Mediterranean markets such as Italy and Spain have performed well, as these economies have responded to the positive implications of a unified European currency, which is scheduled for implementation in January 1999. Modest exposure to Asian markets helped the Portfolio to perform far better than the Europe-Australasia-Far East Index, with which it is compared. With equity prices throughout the region having dropped substantially, there are now opportunities to make selective investments in high quality Asian companies with strong balance sheets.

The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

     Asset Allocation

     6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe                         69%
Latin America                   9%
Asia                            6%
Australia/New Zealand           5%
North America                   3%
Non-equity holdings             8%

Top 10 Holdings

6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aegon NV                        Netherlands       2.5%
Philips Electronic, Inc.        Netherlands       2.4%
Deutsche Bank AG                    Germany       2.2%
Rhone Poulenc SA, Series "A"         France       2.2%
AXA-UAP SA                           France       2.0%
Telefonica de Espania                 Spain       2.0%
Courtaulds PLC                         U.K.       1.9%
BTR, PLC "A"                           U.K.       1.8%
Volvo Aktiebolaget, B Free           Sweden       1.7%
YPF S.A., ADR                     Argentina       1.7%

     Performance Relative to the EAFE Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   INTERNATIONAL EQUITY
                                         PORTFOLIO                      EAFE INDEX
4/93                                                 $10,000                         $10,000
6/93                                                 $10,118                         $10,202
6/94                                                 $12,155                         $11,936
6/95                                                 $13,487                         $12,175
6/96                                                 $15,569                         $13,831
6/97                                                 $19,751                         $15,650
6/98                                                $ 21,822                         $16,651
                                                                 Average Annual Total Return
                                                                  For Periods Ended June 30,
                                                                                        1998
                                                                                    One Year   Since Inception
International Equity
Portfolio                                                                             10.48%            16.30%
EAFE Index                                                                             6.40%            10.37%

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.
    On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.
    This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                       MARKET
                                         SHARES/        VALUE
COMMON STOCK (92.5%)       COUNTRY         PAR         (000'S)
----------------------------------------------------------------
CAPITAL EQUIPMENT (8.7%)
ABB AG Baden Bearer       Swtz.               4,730  $    6,985
Alcatel Alsthom DG        Fr.                58,519      11,915
BICC PLC                  U.K.            1,450,345       3,170
BTR PLC                   U.K.              202,312         546
BTR, PLC "A"              U.K.            4,610,531      13,077
Granges AB                Swe.              188,100       3,444
Hong Kong Aircraft &
 Engineering              H.K.              257,900         399
Kyudenko Corp.            Jpn.               33,000         216
Philips Electronic, Inc.  Neth.             208,400      17,519
Sirti SPA                 Italy             643,000       3,498
VA Technologies AG
 Bearer                   Aus.               30,000       3,732
                                                     -----------
    TOTAL                                                64,501
                                                     -----------
CONSUMER GOODS (11.5%)
#Autoliv, Inc., IDR       Swe.               65,000       2,078
Autoliv, Inc.             Swe.              279,100       8,827
Cafe de Coral Holdings,
 Ltd.                     H.K.            7,672,000       2,624
CP Feedmill Public
 Company Limited          Thai.           2,609,900          96
Electrolux A B Free       Swe.              241,000       4,140
Fiat SPA Ord.             Italy           1,527,900       6,687
Fisher & Paykel
 Industries Ltd.          N.Z.            6,734,996       2,472
Hillsdown Holdings        U.K.            1,800,892       4,898
Medeva PLC                U.K.            4,250,000      12,055
Nycomed Amersham PLC      U.K.            1,336,860       9,930
Tate & Lyle, PLC          U.K.              762,600       6,047
+Teva Pharmaceutical
 Industries Ltd., ADR     Israel            178,200       6,270
The Oshawa Group Ltd.,
 Class "A"                Can.              187,300       3,375
Vitro SA NPV              Mex.              768,400       1,628
Volvo Aktiebolaget, B
 Free                     Swe.              433,000      12,895
Yizheng Chemical Fibre
 Company                  China          12,469,200       1,400
                                                     -----------
    TOTAL                                                85,422
                                                     -----------
ENERGY (12.7%)
BG PLC                    U.K.              701,752       4,057
*Centrica PLC             U.K.            1,913,200       3,224
*CEZ Ceske Energeticke
 Zavody                   Chez.             101,990       2,819
Electricidad de Caracas   Venz.              10,543           5
Endseta National de
 Electric                 Sp.               252,000       5,523
EVN Energie Versorgung    Aus.               38,400       5,746
+Gazprom, ADR (144A)      Rus.              142,100       1,574

                                                       MARKET
                                         SHARES/        VALUE
COMMON STOCK (92.5%)       COUNTRY         PAR         (000'S)
----------------------------------------------------------------
ENERGY (CONTINUED)
+Gener S.A., ADR          Chile              95,400  $    1,741
Hong Kong Electric        H.K             1,790,000       5,544
Iberdrola S.A.            Sp.               587,500       9,556
Korea Electric Power
 Corp.                    Kor.               33,000         352
+Korea Electric Power
 Corp., ADR               Kor.               35,425         252
National Power            U.K.              493,764       4,646
Petroleo Brasileiro SA -
 Petrobras                Braz.          32,500,000       6,041
*Ranger Oil Limited       Can.              821,200       6,005
Repsol S.A.               Sp.               122,000       6,718
Saga Petroleum            Norw.             260,000       3,998
Societe Nationale Elf
 Aquitaine                Fr.                66,801       9,391
Thames Water              U.K.              251,023       4,569
+YPF S.A., ADR            Arg.              418,500      12,581
                                                     -----------
    TOTAL                                                94,342
                                                     -----------
FINANCE (24.2%)
Aegon NV                  Neth.             212,384      18,480
Australia & New Zealand
 Bank Group               Austrl.           926,097       6,389
AXA-UAP SA                Fr.               131,063      14,741
Banco Bradesco SA         Braz.         623,750,000       5,204
Banco de Andulucia        Sp.                30,000       6,349
Banco Itau S.A.           Braz.           2,079,000       1,186
Bangkok Bank Public
 Company Ltd              Thai.           3,193,000       3,925
Banque Nationale de
 Paris                    Fr.               135,400      11,063
+Banque Nationale de
 Paris, ADR (144A)        Fr.               146,500      11,970
Barclay's Bank, PLC       U.K.              245,016       7,081
BPI SGPS SA               Port.             201,963       6,517
Canadian Imperial Bank
 of Commerce              Can.              113,200       3,641
+Corproacion Bancaria de
 Espana S.A., ADR         Sp.               195,000       8,799
Credit Commercial de
 France                   Fr.                25,500       2,147
Deutsche Bank AG          Ger.              193,600      16,394
HSBC Holdings             U.K.              214,979       5,271
India Fund, Series "B"    U.K.            1,256,515       1,614
ING Groep NV              Neth.             190,000      12,441
#Korea International
 Trust, IDR               Kor.                   52         475
Korea Long Term Credit
 Bank                     Kor.              170,050         316
Merita Limited "A"        Fin.            1,800,000      11,877
*Panin Bank - Warrants    Indo.             763,714           2

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                       MARKET
                                         SHARES/        VALUE
COMMON STOCK (92.5%)       COUNTRY         PAR         (000'S)
----------------------------------------------------------------
FINANCE (CONTINUED)
Peregrine Investments
 Holdings , Ltd.          H.K.              262,000  $       --
Suisse Group Credit       Swtz.              55,725      12,399
Svenska Handelsbanken
 S.A.                     Swe.              230,000      10,671
Unibanco Uniao de Bancos  Braz.          14,033,500         830
                                                     -----------
    TOTAL                                               179,782
                                                     -----------
GOLD MINES (0.1%)
Anglo American Platinum
 Corporation              So. Africa         35,700         391
                                                     -----------
MATERIALS (12.7%)
Agrium, Inc.              Can.              473,300       5,975
Bayer AG                  Ger.              157,000       8,098
British Steel PLC         U.K.            5,270,900      11,587
Carte Holt Harvey Ltd.    N.Z.            3,929,357       3,427
Courtaulds PLC            U.K.            1,851,700      13,733
Elkem A S Oslo ord "A"    Norw.             192,000       2,302
European Vinyls Corp.
 EVC International        Neth.              68,985       1,204
Grupo Mexico, B Shares    Mex.            1,320,000       3,614
Hepworth PLC              U.K.              607,200       2,173
Korea Chemical Company,
 Ltd.                     Kor.               16,700         238
Metsa Serla OY "B"        Fin.              277,500       2,681
+Minorco SA, ADR          Lux.              318,150       3,798
P.T. Barito Pacific
 Timber                   Indo.             637,000          11
+Pechiney "A", ADR        Fr.                48,183         969
Pechiney SA "A"           Fr.                19,000         765
Pioneer International
 Ltd.                     Austrl.         3,197,946       7,624
Rhone Poulenc SA, Series
 A                        Fr.               283,108      15,967
Siam City Cement Public
 Co., Ltd.                Thai.             240,039         170
Stora Kapparbergs,
 Series "B"               Swe.              350,000       5,530
Union Minerie, NPV        Bel.               65,171       4,028
                                                     -----------
    TOTAL                                                93,894
                                                     -----------
MULTI-INDUSTRY (4.0%)
Amer Group Ltd., "A"      Fin.              175,000       3,381
Comp Gen de Industrieset
 de Partec                Fr.                 4,500       2,378
Elementis PLC             U.K.            1,494,000       3,839
Hutchinson Whampoa        H.K.              798,000       4,202
Jardine Matheson
 Holdings                 Sing.           1,212,301       3,273
Jardine Strategic
 Holdings                 Sing.           1,019,055       1,936
                                                       MARKET
                                         SHARES/        VALUE
COMMON STOCK (92.5%)       COUNTRY         PAR         (000'S)
----------------------------------------------------------------
MULTI-INDUSTRY (CONTINUED)
Marine Wendel SA          Fr.                11,490  $    2,115
Nokia Corp., "A"          Fin.               67,000       4,928
Swire Pacific Class "A"   H.K.              472,500       1,784
Swire Pacific Limited
 "B"                      H.K.            3,534,200       2,127
                                                     -----------
    TOTAL                                                29,963
                                                     -----------
SERVICES (18.6%)
Air New Zealand Ltd. "B"  N.Z.            1,150,000       1,236
Brierley Investments
 Ltd.                     N.Z.            5,716,091       2,848
British Telecom           U.K.              608,000       7,497
+Compania Anonima
 Nacional, ADR            Venz.             226,700       5,668
+Compania de
 Telecommunicaciones,
 ADR                      Chile             155,125       3,151
David Jones Ltd.          Austrl.           742,100         850
Esselte AB, Series "A"
 Free                     Swe.              269,900       5,990
Hitachi Zosen
 Corporation              Jpn.              192,000         310
Hong Kong
 Telecommunications Ltd.  H.K.            6,100,000      11,415
Hyder PLC                 U.K.              371,666       5,842
Hyder PLC Cum. Red. Pfd.  U.K.              401,400         807
Koninklijke Bijenkorf
 Beheer                   Neth.              44,098       3,089
Mayne Nickless Ltd.       Austrl.         1,336,500       7,076
Moebel Walther AG PFD     Ger.               25,270       1,190
+Phillipine Long
 Distance Telephone, ADR  Phil.             127,000       2,873
+PT Indosat, ADR          Indo.             146,600       1,631
+Quantas Airways (144A)
 ADR                      Austrl.           165,000       2,483
SBC Communications,
 (DECS)                   U.S                99,350       4,508
Singapore Airlines Ltd.   Sing.             105,000         491
Societe Generale de Surv
 Holdings                 Swtz.                 885       1,500
Somerfield PLC            U.K.              860,766       5,501
South China Morning Post
 Ltd.                     H.K.            2,554,000       1,228
Telebras                  Braz.          17,646,200       1,404
+Telebras, ADR            Braz.              81,900       8,942
Telecom Italia SPA        Italy           2,490,000      12,054

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                       MARKET
                                         SHARES/        VALUE
COMMON STOCK (92.5%)       COUNTRY         PAR         (000'S)
----------------------------------------------------------------
SERVICES (CONTINUED)
+Telefonica de Argentina
 SA, ADR                  Argentina         146,300  $    4,746
+Telefonica de Espania    Sp.               315,000      14,588
+Telefonica del Peru SA
 "B", ADR                 Peru              115,300       2,356
Telefonos de Mexico SA    Mex.              117,802       5,662
Thorn PLC                 U.K.            1,816,599       7,335
+*Waste Management
 International PLC, ADR   U.K.              168,000       1,827
*Waste Management
 International, PLC       U.K.              310,700       1,726
                                                     -----------
    TOTAL                                               137,824
                                                     -----------
    TOTAL COMMON STOCK                                  686,119
                                                     -----------

                                                          MARKET
                                                           VALUE
BONDS (0.0%)                     COUNTRY       PAR        (000'S)
-------------------------------------------------------------------
PIV Financial Investments,
 Ltd., 4.5%, 12/01/00           H.K.         2,750,000  $      316
                                                        -----------
    TOTAL BONDS                                                316
                                                        -----------

                                                          MARKET
MONEY MARKET INVESTMENTS                                   VALUE
 (7.1%)                          COUNTRY       PAR        (000'S)
-------------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (2.3%)
PHH Corporation, 6.35%, 7/1/98  U.S.        16,800,000  $   16,800
                                                        -----------
PERSONAL CREDIT INSTITUTIONS (2.5%)
Beneficial Corp, 5.52%,
 7/10/98                        U.S.         7,000,000       6,990
Commercial Credit Company,
 5.55%, 7/29/98                 U.S.         7,000,000       6,970
General Electric Capital,
 5.53%, 7/08/98                 U.S.         4,700,000       4,695
                                                        -----------
    TOTAL                                                   18,655
                                                        -----------
PETROLEUM AND COAL PRODUCTS (2.3%)
E. I. Dupont De Nemours,
 5.55%, 8/7/98                  U.S.        12,000,000      11,932

                                                          MARKET
MONEY MARKET INVESTMENTS                                   VALUE
 (7.1%)                          COUNTRY       PAR        (000'S)
-------------------------------------------------------------------
PETROLEUM AND COAL PRODUCTS (CONTINUED)
E. I. Dupont De Nemours,
 5.52%, 7/22/98                 U.S.         5,000,000  $    4,984
                                                        -----------
    TOTAL                                                   16,916
                                                        -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                            52,371
                                                        -----------
    TOTAL INVESTMENTS (99.6%)
     (COST $592,403,304)^                                  738,806
    OTHER ASSETS, LESS
     LIABILITIES (0.4%)                                      3,083
                                                        -----------
    TOTAL NET ASSETS (100.00%)                          $  741,889
                                                        -----------

 * Non-Income Producing
** GDR-Global Depository Receipt
 + ADR-American Depository Receipt
 # IDR-International Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 Investment Percentages by Country:

 19.46%   United Kingdom

 11.23     France

 8.85      United States

 7.10      Netherlands

 6.94      Spain

 6.03      Sweden

 40.39     Other

 100.00% Total

 ^At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $592,403,304 and the net unrealized appreciation of investments based on that cost was $146,402,294 which is comprised of $223,715,744 aggregate gross unrealized appreciation and $77,313,450 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term appreciation of        Hold a diversified mix of high quality growth    $349,284,394
capital with moderate risk       stocks of medium and large companies with
                                 above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile.

For the first half of 1998 the Portfolio performed very well, benefiting from both industry and individual stock selection. An overweighting of consumer cyclical stocks, especially retailers, was advantageous, as buoyant consumer spending pushed earnings and stock prices up in this sector. Continued market leadership by very large companies such as General Electric and Microsoft, which are among the Portfolio's major holdings, also contributed to performance. In addition to these familiar names, mid-sized companies selected for favorable fundamentals such as Harley-Davidson and ServiceMaster, registered significant gains. An underweighting of basic industries proved to be a good decision, as the industrial sector of the economy weakened.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Staples                     16%
Consumer Cyclicals                   15%
Finance                              13%
Basic Materials/Capital Goods        11%
Technology                           11%
Health Care                           8%
Other Industries                      7%
Energy                                6%
Index Futures                         6%
Cash Equivalents                      7%

Top 10 Holdings

6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COMPANY               % OF NET ASSETS
General Electric Company                       3.1%
Kohls Department Stores                        2.1%
Pfizer, Inc.                                   2.0%
Microsoft Corporation                          1.9%
Fiserv                                         1.9%
Harley Davidson, Inc.                          1.9%
PepsiCo, Inc.                                  1.9%
Wal-Mart Stores, Inc.                          1.8%
Tyco International, Ltd.                       1.8%
Morgan Stanley Dean Witter & Co.               1.8%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                GROWTH STOCK PORTFOLIO    S&P 500 INDEX
5/94                                            $10,000           $10,000
6/94                                             $9,884            $9,845
6/95                                            $11,626           $12,394
6/96                                            $14,694           $15,604
6/97                                            $18,707           $21,000
6/98                                            $24,730           $27,306
Average Annual Total Return
For Periods Ended June 30,
1998
                                               One Year   Since Inception
Growth Stock Portfolio                           32.20%            24.32%
S&P 500 Index                                    30.03%            27.32%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30,1998

                                                                         MARKET
                                                           SHARES/        VALUE
COMMON STOCK (87.5%)                                         PAR         (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (2.7%)
Ecolab, Inc.                                                  181,900   $  5,639
Monsanto Company                                               68,600      3,833
                                                                        ---------
    TOTAL                                                                  9,472
                                                                        ---------
CAPITAL GOODS (8.2%)
AlliedSignal, Inc.                                             70,500      3,128
Avery Dennison Corporation                                     72,500      3,897
Emerson Electric Co.                                           49,300      2,976
General Electric Company                                      118,300     10,765
Tyco International Ltd.                                       100,600      6,338
*USA Waste Services, Inc.                                      32,300      1,595
                                                                        ---------
    TOTAL                                                                 28,699
                                                                        ---------
COMMUNICATION SERVICES (3.6%)
AT&T Corp.                                                     30,700      1,754
MCI Communications Corporation                                 89,900      5,225
*Teleport Communications Group, Inc.                           36,700      1,991
*WorldCom, Inc.                                                73,900      3,580
                                                                        ---------
    TOTAL                                                                 12,550
                                                                        ---------
CONSUMER CYCLICAL (15.8%)
*Barnes & Noble, Inc.                                          71,000      2,658
Borg-Warner Automotive, Inc.                                   48,900      2,350
*Federated Department Stores, Inc.                             40,100      2,158
Ford Motor Company                                             62,000      3,658
Harley-Davidson, Inc.                                         171,500      6,646
Home Depot, Inc.                                               59,750      4,963
*Kohl's Corporation                                           140,600      7,294
Mattel, Inc.                                                   91,081      3,854
McGraw-Hill Companies Inc.                                     26,600      2,170
The New York Times Company                                     55,800      4,422
Servicemaster Co.                                             163,500      6,223
Tribune Company                                                36,000      2,477
Wal-Mart Stores, Inc.                                         105,900      6,433
                                                                        ---------
    TOTAL                                                                 55,306
                                                                        ---------
CONSUMER STAPLES (15.9%)
*Benckiser N.V.                                                77,300      4,768
Campbell Soup Company                                          52,800      2,805
Dial Corp.                                                    131,000      3,398
Gillette Company                                               39,600      2,245
Hershey Foods Corporation                                      77,300      5,334
McDonald's Corporation                                         43,200      2,981
Newell Co.                                                    101,600      5,061
PepsiCo, Inc.                                                 157,100      6,471
Philip Morris Companies, Inc.                                  45,500      1,792
Procter & Gamble Company                                       52,700      4,799
The Quaker Oats Company                                        52,800      2,901
Unilever NV                                                    51,100      4,034
Walgreen Co.                                                  131,200      5,420
Walt Disney Company                                            34,300      3,604
                                                                        ---------
    TOTAL                                                                 55,613
                                                                        ---------

                                                                         MARKET
                                                           SHARES/        VALUE
COMMON STOCK (87.5%)                                         PAR         (000'S)
---------------------------------------------------------------------------------
ENERGY (5.8%)
British Petroleum Company PLC                                  39,000   $  3,442
Chevron Corporation                                            14,800      1,229
Diamond Offshore Drilling, Inc.                                50,000      2,000
Exxon Corporation                                              26,800      1,911
Mobil Corporation                                              38,600      2,958
*R&B Falcon Corporation                                        60,900      1,378
Schlumberger Limited                                           44,600      3,047
Tosco Corporation                                              80,400      2,362
Transocean Offshore Inc.                                       39,600      1,762
                                                                        ---------
    TOTAL                                                                 20,089
                                                                        ---------
FINANCE (12.8%)
Associates First Capital Corporation                           76,104      5,851
Banc One Corporation                                           58,100      3,243
BankAmerica Corporation                                        57,000      4,927
The Bank New York Company, Inc.                                27,700      1,681
Chase Manhattan Corporation                                    46,680      3,524
Citicorp                                                       17,300      2,582
First Union Corporation                                        65,100      3,792
Franklin Resources, Inc.                                       84,800      4,579
Merrill Lynch & Co.                                            42,300      3,902
Morgan Stanley Dean Witter & Co.                               68,700      6,277
Travelers Group, Inc.                                          71,200      4,317
                                                                        ---------
    TOTAL                                                                 44,675
                                                                        ---------
HEALTHCARE (7.7%)
Bristol-Myers Squibb Company                                   46,100      5,299
Eli Lilly and Company                                          46,900      3,098
Guidant Corporation                                            18,300      1,305
*HEALTHSOUTH Corporation                                       94,224      2,515
Johnson & Johnson                                              37,100      2,736
Medtronic, Inc.                                                10,500        669
Merck & Co., Inc.                                              31,400      4,200
Pfizer, Inc.                                                   65,400      7,108
                                                                        ---------
    TOTAL                                                                 26,930
                                                                        ---------
TECHNOLOGY (10.7%)
*Cisco Systems, Inc.                                           49,000      4,511
Compaq Computer Corporation                                    69,400      1,969
*DST Systems, Inc.                                             55,200      3,091
*Fiserv, Inc.                                                 157,650      6,695
Hewlett-Packard Company                                        37,400      2,239
Intel Corporation                                              42,300      3,135
International Business Machines Corporation                    38,400      4,409
Lucent Technologies, Inc.                                      36,342      3,023
*Microsoft Corporation                                         61,900      6,708
W.W. Grainger, Inc.                                            30,000      1,494
                                                                        ---------
    TOTAL                                                                 37,274
                                                                        ---------
TRANSPORTATION (4.3%)
*AMR Corporation                                               34,800      2,897
Canadian National Railway Company                              61,500      3,267

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30,1998

                                                                         MARKET
                                                           SHARES/        VALUE
COMMON STOCK (87.5%)                                         PAR         (000'S)
---------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
*FDX Corporation                                               36,400   $  2,284
*Midwest Express Holdings, Inc.                               103,500      3,745
Southwest Airlines Co.                                         95,900      2,841
                                                                        ---------
    TOTAL                                                                 15,034
                                                                        ---------
    TOTAL COMMON STOCK                                                   305,642
                                                                        ---------

                                                                         MARKET
                                                                          VALUE
MONEY MARKET INVESTMENTS (12.6%)                             PAR         (000'S)
---------------------------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (1.1%)
PHH Corporation, 6.35%, 7/01/98                             4,000,000   $  4,000
                                                                        ---------
BASIC MATERIALS (2.9%)
E.I. du Pont de Nemours & Company, 5.55%, 08/07/98         10,000,000      9,943
                                                                        ---------
FINANCE (2.7%)
+CXC Incorporated, 5.52%, 07/15/98                          9,300,000      9,280
                                                                        ---------
GOVERNMENT (0.2%)
+Federal Home Loan Mortgage Corp., 5.43%, 08/21/98            800,000        794
                                                                        ---------
PERSONAL CREDIT INSTITUTIONS (5.7%)
+Commercial Credit, 5.55%, 07/29/98                        10,000,000      9,957

                                                                         MARKET
                                                                          VALUE
MONEY MARKET INVESTMENTS (12.6%)                             PAR         (000'S)
---------------------------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (CONTINUED)
General Electric Capital Corp., 5.52%, 07/08/98            10,000,000   $  9,989
                                                                        ---------
    TOTAL                                                                 19,946
                                                                        ---------
    TOTAL MONEY MARKET INVESTMENTS                                        43,963
                                                                        ---------
    TOTAL INVESTMENTS (100.1%) (COST $234,781,821)^                      349,606
    OTHER ASSETS, LESS LIABILITIES (-0.1%)                                  (322)
                                                                        ---------
    TOTAL NET ASSETS (100.0%)                                           $349,284
                                                                        ---------

* Non-Income Producing
+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1998 is summarized below:

                                                  UNREALIZED
                         NUMBER OF   EXPIRATION  APPRECIATION
ISSUER                   CONTRACTS      DATE        (000'S)
-----------------------  ----------  ----------  -------------
S&P 500 Stock Index
 (Total Market Value at
 6/30/98, $20,288,250)       71         9/98         $532

^At June 30, 1998, the aggregate cost of securities for federal tax purposes was $234,781,821 and the net unrealized appreciation of investments based on that cost was $114,823,823, which is comprised of $116,555,674 aggregate gross unrealized appreciation and $1,731,851 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH AND INCOME STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and      Actively manage a portfolio of equity securities with  $498,812,712
income, consistent with moderate     a goal of exceeding the total return of the S&P 500
investment risk                      Index.

GROWTH AND INCOME STOCK PORTFOLIO
The Growth and Income Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance similar to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

The last year has been an extraordinarily difficult time for the value-oriented investment style that guides the Growth and Income Portfolio, as a few favorite names have driven the market's strength, while other stocks have languished. This situation became even more pronounced in the second quarter, when the 50 largest companies in the S&P 500 Index were up 7.1%, while the remaining 450 companies lost 0.4% of their value. These numbers represent only market prices; the Portfolio's orientation to stocks with significant and reliable dividends has helped to maintain total return well above 20% for the last 12 months, though below returns for the S&P 500 Index.

At June 30, the Portfolio's largest holding was Procter & Gamble, a large consumer-oriented company that represents a good value. The next largest, Monsanto, is in the process of combining with American Home Products to create a powerful technology-driven strategic force in consumer products, drugs and crop sciences. Other major holdings are SBC Communications, which is participating in the consolidation of the telecommunications industry, and Fannie Mae, a quality growth company that provides exposure to the current strong housing environment.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Investment Management, Inc.

       Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance                                   18%
Basic Materials/Capital Goods             14%
Consumer Staples                          13%
Other Industries                          13%
Technology                                12%
Consumer Cyclicals                        12%
Health Care                               11%
Energy                                     6%
Cash Equivalents                           1%

Top 10 Holdings

6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Procter & Gamble Company                    3.5%
Monsanto Company                            3.1%
SBC Communications, Inc.                    2.9%
Fannie Mae                                  2.8%
Starwood Hotels & Resorts                   2.7%
Union Pacific Corporation                   2.6%
Bristol-Myers Squibb Company                2.5%
Humana, Inc.                                2.5%
Anheuser Busch Companies, Inc.              2.4%
Cisco Systems, Inc.                         2.4%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           GROWTH & INCOME
                                           STOCK PORTFOLIO         S&P 500 INDEX
5/94                                                  $10,000                $10,000
6/94                                                   $9,784                 $9,845
6/95                                                  $11,754                $12,394
6/96                                                  $14,099                $15,604
6/97                                                  $18,641                $21,000
6/98                                                  $23,288                $27,306
                                                                      Average Annual
                                                                        Total Return
                                                                   For Periods Ended
                                                                       June 30, 1998
                                                                            One Year     Since Inception
Growth & Income Stock Portfolio                                               24.93%              22.54%
S&P 500 Index                                                                 30.03%              27.32%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

GROWTH AND INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                        SHARES/       VALUE
COMMON STOCK (98.8%)                      PAR        (000'S)
--------------------------------------------------------------
BASIC MATERIALS (6.6%)
Allegheny Teledyne, Inc.                      800  $       18
E. I. du Pont de Nemours & Company         71,900       5,366
Monsanto Company                          273,400      15,276
Rohm and Haas Company                      73,400       7,629
*Stone Container Corporation              300,800       4,700
                                                   -----------
    TOTAL                                              32,989
                                                   -----------
CAPITAL GOODS (7.1%)
AlliedSignal, Inc.                        231,000      10,251
*Coltec Industries, Inc.                  261,600       5,199
Cooper Industries, Inc.                   129,500       7,114
Johnson Controls Inc.                      42,000       2,402
Waste Management, Inc.                    302,900      10,602
                                                   -----------
    TOTAL                                              35,568
                                                   -----------
COMMUNICATION SERVICES (7.8%)
BellSouth Corporation                         100           7
Cincinnati Bell, Inc.                      25,700         736
Frontier Corporation                      111,100       3,500
GTE Corporation                            13,800       7,726
MCI Communications Corporation             97,600       5,673
SBC Communications, Inc.                  362,700      14,508
*Worldcom, Inc.                           143,400       6,946
                                                   -----------
    TOTAL                                              39,096
                                                   -----------
CONSUMER CYCLICAL (11.6%)
Circuit City Stores, Inc.                  96,200       4,509
*CompUSA, Inc.                            144,500       2,610
*Federated Department Stores, Inc.         78,800       4,240
*Fruit of the Loom, Inc.                   68,400       2,270
Goodyear Tire & Rubber Company             98,900       6,373
International Game Technology             260,500       6,317
*Kmart Corporation                        443,400       8,536
Mattel, Inc.                               96,100       4,066
*Mirage Resorts, Incorporated             230,000       4,902
Sears, Roebuck and Co.                     63,800       3,896
Service Corporation International         180,700       7,748
The TJX Companies, Inc.                    97,200       2,345
                                                   -----------
    TOTAL                                              57,812
                                                   -----------
CONSUMER STAPLES (12.8%)
Anheuser-Busch Companies, Inc.            254,600      12,014
Comcast Corporation                       208,800       8,476
PepsiCo, Inc.                             225,400       9,284
Philip Morris Companies, Inc.             237,800       9,363
Procter & Gamble Company                  191,200      17,411
Ralston Purina Group                       38,900       4,544
The Seagram Company Ltd.                   57,100       2,338
*Tele Communications, Inc.                 14,778         296
                                                   -----------
    TOTAL                                              63,726
                                                   -----------

                                                     MARKET
                                        SHARES/       VALUE
COMMON STOCK (98.8%)                      PAR        (000'S)
--------------------------------------------------------------
ENERGY (6.4%)
Atlantic Richfield Company                 52,200  $    4,078
British Petroleum Company PLC              65,598       5,789
*Input/Output, Inc.                       232,500       4,141
Schlumberger Limited                       28,900       1,974
Tosco Corporation                         407,100      11,959
Valero Energy Corporation                 125,700       4,180
                                                   -----------
    TOTAL                                              32,121
                                                   -----------
FINANCE (18.2%)
The Allstate Corporation                   25,900       2,371
Associates First Capital Corporation       65,000       4,997
Astoria Financial Corporation              40,800       2,183
Chase Manhattan Corporation                   600          45
Citicorp                                   22,400       3,343
Fannie Mae                                226,900      13,784
First Union Corporation                   179,988      10,484
KeyCorp                                    18,700         666
Long Island Bancorp, Inc.                  32,500       1,974
Marsh & McLennan Companies, Inc.          154,950       9,365
MBIA, Inc.                                 97,400       7,293
Norwest Corporation                       158,100       5,909
Simon Debartolo Group, Inc.                72,000       2,340
Starwood Hotels & Resorts                 274,196      13,247
Travelers Group, Inc.                     170,000      10,306
Washington Mutual, Inc.                    56,000       2,433
                                                   -----------
    TOTAL                                              90,740
                                                   -----------
HEALTHCARE (11.2%)
*Alza Corporation                         142,800       6,176
American Home Products Corporation         64,100       3,317
Bristol-Myers Squibb Company              110,300      12,678
Eli Lilly and Company                      65,500       4,327
*Humana, Inc.                             391,100      12,197
Pfizer, Inc.                               60,000       6,521
United States Surgical Corporation        106,700       4,868
Warner-Lambert Company                     80,200       5,564
                                                   -----------
    TOTAL                                              55,648
                                                   -----------
TECHNOLOGY (11.7%)
AutoDesk, Inc.                             76,700       2,963
*Cisco Systems, Inc.                      130,050      11,973
Computer Associates International,
 Inc.                                     102,400       5,690
*EMC Corporation                          219,400       9,832
First Data Corporation                    106,500       3,548
International Business Machines
 Corporation                               50,500       5,798
*Oracle Corporation                        78,600       1,931
Quantum Corporation                       121,100       2,513
*Sun Microsystems, Inc.                   227,900       9,899
Texas Instruments, Incorporated            71,000       4,140
                                                   -----------
    TOTAL                                              58,287
                                                   -----------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                        SHARES/       VALUE
COMMON STOCK (98.8%)                      PAR        (000'S)
--------------------------------------------------------------
TRANSPORTATION (2.6%)
Union Pacific Corporation                 289,000  $   12,752
                                                   -----------
UTILITIES (2.8%)
New England Electric Systems              130,200       5,631
Northern States Power Company             112,500       3,220
PP & L Resources, Inc.                     93,400       2,119
Wisconsin Energy Corporation               99,500       3,022
                                                   -----------
    TOTAL                                              13,992
                                                   -----------
    TOTAL COMMON STOCK                                492,731
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (.8%)            PAR        (000'S)
--------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (0.5%)
PHH Corporation, 6.35%, 7/1/98          2,700,000  $    2,700
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (0.3%)
General Electric Capital Corporation,
 5.519%, 7/8/98                         1,300,000       1,299
                                                   -----------
    TOTAL MONEY MARKET INVESTMENTS                      3,999
                                                   -----------
    TOTAL INVESTMENTS (99.6%) (COST
     $479,787,131)^                                   496,730
    OTHER ASSETS, LESS LIABILITIES
     (0.4%)                                             2,083
                                                   -----------
    TOTAL NET ASSETS (100.0%)                      $  498,813
                                                   -----------

* Non-Income Producing
^ At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $479,787,131 and the net unrealized appreciation of investments based on that cost was $16,942,514 which is comprised of $33,055,417 aggregate gross unrealized appreciation and $16,112,903 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INDEX 500 STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term capital appreciation   Invest in a portfolio designed to approximate    $1,480,895,351
through cost-effective           the composition and returns of the S&P 500
participation in broad market    Index.
performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the U.S. equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance                              18%
Consumer Staples                     15%
Technology                           15%
Basic Materials/Capital Goods        12%
Health Care                          12%
Other Industries                     11%
Consumer Cyclical                     9%
Energy                                7%
Money Market Instruments              1%

Top 10 Holdings

6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPANY               % OF NET ASSETS
General Electric Company                      3.3%
Microsoft Corporation                         2.9%
The Coca-Cola Company                         2.3%
Exxon Corporation                             2.0%
Merck & Co., Inc.                             1.8%
Pfizer, Inc.                                  1.6%
Wal-Mart Stores, Inc.                         1.5%
Procter & Gamble Company                      1.4%
Intel Corp.                                   1.3%
Royal Dutch Petroleum Co., ADR                1.3%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  INDEX 500 PORTFOLIO   S&P 500 INDEX
6/88                                          $10,000          $10,000
6/89                                          $10,953          $12,020
6/90                                          $11,753          $13,967
6/91                                          $12,869          $14,987
6/92                                          $14,105          $16,995
6/93                                          $15,856          $19,306
6/94                                          $16,011          $19,557
6/95                                          $20,160          $24,623
6/96                                          $25,380          $31,000
6/97                                          $34,120          $41,717
6/98                                          $44,371          $54,244
Actively managed prior to
4/30/93
Indexed on 4/30/93
Average Annual Total Return
For Periods Ended June 30, 1998
                                             One Year       Five Years   Ten Years
Index 500 Portfolio                            30.04%           22.85%      16.07%
S&P 500 Index                                  30.03%           22.95%      18.42%

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 6/30/88. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
BASIC MATERIALS (4.0%)
Air Products & Chemicals, Inc.           38,600  $     1,544
Alcan Aluminum Limited                   37,300        1,030
Allegheny Teledyne, Inc.                 32,135          735
Aluminum Co. of America                  28,300        1,866
Archer Daniels Midland Company           93,748        1,816
*Armco, Inc.                             17,700          113
ASARCO, Inc.                              6,600          147
B.F. Goodrich Company                    11,800          586
Barrick Gold Corporation                 61,100        1,172
Battle Mountain Gold Company             37,700          224
Bemis Company, Inc.                       8,700          356
*Bethlehem Steel Corporation             21,000          261
Boise Cascade Corporation                 9,200          301
Champion International                   15,800          777
Cyprus Amax Minerals Co.                 15,350          203
Dow Chemical Company                     37,200        3,597
E.I. du Pont de Nemours & Company       185,600       13,850
Eastman Chemical Company                 12,825          798
Ecolab, Inc.                             21,200          657
Engelhard Corp.                          23,700          480
*FMC Corporation                          5,700          389
Freeport-McMoRan Copper & Gold,
 Inc.                                    31,700          481
Georgia-Pacific Group                    15,200          896
Great Lakes Chemical                      9,800          386
Hercules, Inc.                           15,800          650
Homestake Mining Company                 34,600          359
Inco Limited                             27,400          373
Inland Steel Industries, Inc.             8,000          226
International Flavors & Fragrances,
 Inc.                                    17,900          778
International Paper Company              49,600        2,133
Louisiana Pacific Corporation            18,000          329
Mead Corp.                               17,200          546
Monsanto Company                         97,200        5,431
Morton International, Inc.               21,400          535
Nalco Chemical Company                   10,900          383
Newmont Mining Corporation               25,680          607
Nucor Corp.                              14,400          662
Phelps Dodge Corporation                  9,600          549
Pioneer Hi-Bred International            40,100        1,659
Placer Dome, Inc.                        40,500          476
Potlatch Corporation                      4,700          197
PPG Industries, Inc.                     29,200        2,031
Praxair                                  25,900        1,212
Reynolds Metals Company                  12,100          677
Rohm and Haas Company                    10,000        1,039
Sigma-Aldrich Corp.                      16,500          580
*Stone Container Corporation             16,300          255
Temple-Inland, Inc.                       9,300          501
Union Camp Corporation                   11,400          566

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
Union Carbide Corporation                20,200  $     1,078
USX - U.S. Steel Group, Inc.             14,100          465
*W.R. Grace & Co.                        12,200          208
Westvaco Corporation                     16,750          473
Weyerhaeuser Company                     32,700        1,510
Willamette Industries Inc.               18,200          582
Worthington Industries                   15,850          239
                                                 ------------
    TOTAL                                             59,974
                                                 ------------
CAPITAL GOODS (8.5%)
Aeroquip-Vickers, Inc.                    4,600          269
AlliedSignal, Inc.                       92,500        4,105
AMP, Inc.                                36,072        1,240
Avery Dennison Corporation               16,800          903
Ball Corporation                          4,900          197
Boeing Company                          163,876        7,303
Briggs & Stratton Corporation             4,100          153
Browning-Ferris Industries, Inc.         30,200        1,049
Case Corporation                         12,300          593
Caterpillar, Inc.                        61,100        3,231
Cincinnati Milacron, Inc.                 6,500          158
Cooper Industries, Inc.                  19,800        1,088
Corning, Inc.                            37,900        1,317
Crane Co.                                 7,550          367
Crown Cork & Seal Company, Inc.          21,000          998
Cummins Engine Company, Inc.              6,300          323
Deere & Company                          40,900        2,163
Dover Corporation                        36,500        1,250
Eaton Corporation                        11,800          917
Emerson Electric Co.                     72,700        4,389
Fluor Corporation                        13,700          699
Foster Wheeler Corporation                6,700          144
General Dynamics Corporation             20,600          958
General Electric Company                536,700       48,840
General Signal Corporation                7,200          259
Harnischfeger Industries, Inc.            7,800          221
Honeywell, Inc.                          20,900        1,746
Illinois Tool Works, Inc.                40,900        2,728
Ingersoll-Rand Company                   27,100        1,194
Johnson Controls, Inc.                   13,800          789
Lockheed Martin Corporation              31,854        3,373
McDermott International, Inc.             9,900          341
Millipore Corp.                           7,100          193
Minnesota Mining & Manufacturing
 Co.                                     67,000        5,507
Moore Corporation Ltd.                   14,510          192
NACCO Industries, Inc.                    1,300          168
National Service Industries, Inc.         7,100          361
*Navistar International Corp.            11,900          344
Northrop Grumman Corporation             11,000        1,134
*Owens-Illinois, Inc.                    25,300        1,132
PACCAR, Inc.                             12,770          667

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Pall Corporation                         20,500  $       420
Parker-Hannifin Corporation              18,175          693
Pitney Bowes, Inc.                       44,900        2,161
Raychem Corp.                            13,900          411
Rockwell International Corporation       32,900        1,581
*Sealed Air Corporation                  13,471          495
Tenneco, Inc.                            27,900        1,062
Textron, Inc.                            26,900        1,928
*Thermo Electron Corporation             26,100          892
Thomas & Betts Corporation                9,000          443
Timken Company                           10,300          317
Tyco International Ltd.                  93,800        5,909
United Technologies Corp.                38,200        3,534
Waste Management, Inc.                   74,600        2,611
                                                 ------------
    TOTAL                                            125,460
                                                 ------------
COMMUNICATION SERVICES (6.7%)
*Airtouch Communications, Inc.           92,500        5,405
ALLTEL Corporation                       30,200        1,404
Ameritech Corporation                   179,500        8,055
AT&T Corp.                              266,400       15,218
Bell Atlantic Corporation               254,684       11,620
BellSouth Corporation                   162,600       10,915
Frontier Corporation                     26,900          847
GTE Corporation                         157,000        8,733
MCI Communications Corporation          114,200        6,638
*Nextel Communications, Inc.             43,100        1,072
SBC Communications, Inc.                300,598       12,024
Sprint Corporation                       70,500        4,970
US WEST, Inc.                            81,808        3,845
*WorldCom, Inc.                         166,100        8,045
                                                 ------------
    TOTAL                                             98,791
                                                 ------------
CONSUMER CYCLICAL (9.5%)
American Greetings Corp.                 11,900          606
Armstrong World Industries, Inc.          6,700          451
*AutoZone, Inc.                          24,900          795
Black & Decker Corporation               15,600          952
Brunswick Corporation                    16,400          406
*Cendant Corporation                    132,854        2,773
Centex Corporation                        9,700          366
Chrysler Corporation                    106,300        5,993
Circuit City Stores, Inc.                16,200          759
Cognizant Corp.                          26,600        1,676
*Consolidated Stores Corporation         17,700          642
Cooper Tire & Rubber Company             12,900          266
*Costco Companies, Inc.                  35,107        2,214
Dana Corporation                         17,200          920
Dayton Hudson Corporation                71,700        3,477
Dillard's, Inc.                          18,200          754
Dow Jones & Company, Inc.                15,800          881
Dun & Bradstreet Corporation             27,900        1,008
Echlin, Inc.                              9,900          486
                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
*Federated Department Stores, Inc.       34,400  $     1,851
Fleetwood Enterprises, Inc.               6,000          240
Ford Motor Company                      196,800       11,611
*Fruit of the Loom, Inc.                 12,000          398
Gannet Company, Inc.                     46,500        3,304
General Motors Corp.                    116,000        7,750
Genuine Parts Company                    29,300        1,013
Goodyear Tire & Rubber Company           25,600        1,650
H & R Block, Inc.                        17,200          725
Harcourt General                         11,600          690
*Harrahs Entertainment                   16,600          386
Hasbro, Inc.                             21,850          859
Hilton Hotels Corporation                41,000        1,169
Home Depot, Inc.                        119,998        9,967
Interpublic Group of Cos., Inc.          20,700        1,256
ITT Industries, Inc.                     19,400          725
J.C. Penney Company, Inc.                41,000        2,965
Jostens, Inc.                             6,400          154
*Kmart Corporation                       80,000        1,540
Kaufman & Broad Home Corp.                6,400          203
Knight-Ridder, Inc.                      13,000          716
Laidlaw Transportation Limited           53,900          657
Liz Claiborne, Inc.                      11,000          575
Lowe's Companies, Inc.                   57,400        2,328
Marriott International, Inc.             41,900        1,357
Masco Corporation                        27,100        1,640
Mattel, Inc.                             47,688        2,018
May Department Stores Company            37,900        2,482
Maytag Corporation                       15,600          770
McGraw-Hill Companies Inc.               16,200        1,321
Mercantile Stores Company                 5,800          458
Meredith Corporation                      8,700          408
*Mirage Resorts, Inc.                    29,400          627
Nike, Inc.                               47,700        2,322
Nordstrom, Inc.                          12,700          981
Omnicom Group                            26,600        1,327
Owens Corning                             8,800          359
Pep Boys - Manny, Moe & Jack             10,400          197
Pulte Corporation                         7,000          209
*Reebok International Ltd.                9,200          255
Russell Corp.                             6,000          181
Sears, Roebuck and Co.                   64,300        3,926
Service Corporation International        41,300        1,771
Sherwin-Williams Company                 28,300          937
Snap-On, Inc.                             9,950          361
Springs Industries, Inc.                  3,300          152
Tandy Corporation                        17,000          902
The Gap, Inc.                            64,900        3,999
The Limited, Inc.                        37,000        1,226
The New York Times Company               15,700        1,244
The Stanley Works                        14,600          607
Times Mirror Company                     14,500          912

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
TJX Companies, Inc.                      53,000  $     1,279
*Toys R Us                               46,600        1,098
Tribune Company                          20,200        1,390
TRW, Inc.                                20,200        1,103
VF Corporation                           20,000        1,030
*Venator Group, Inc.                     22,100          423
Wal-Mart Stores, Inc.                   368,300       22,374
Whirlpool Corporation                    12,300          846
                                                 ------------
    TOTAL                                            140,649
                                                 ------------
CONSUMER STAPLES (14.9%)
Adolph Coors Co.                          6,100          207
Alberto-Culver Company                    9,300          270
Albertson's, Inc.                        40,300        2,088
American Stores Co.                      44,800        1,084
Anheuser-Busch Companies, Inc.           80,300        3,789
Avon Products, Inc.                      21,600        1,674
BESTFOODS                                47,200        2,741
Brown-Forman Corp.                       11,300          726
Campbell Soup Company                    74,900        3,979
Cardinal Health, Inc.                    18,000        1,688
CBS Corporation                         116,600        3,702
*Clear Channel Communications, Inc.      20,200        2,204
Clorox Company                           17,000        1,621
Colgate-Palmolive Co.                    48,500        4,268
Comcast Corp.                            57,250        2,324
Conagra, Inc.                            78,000        2,472
CVS Corporation                          62,700        2,441
Darden Restaurant, Inc.                  24,400          387
Deluxe Corp.                             13,300          476
Fort James Corporation                   34,200        1,522
Fortune Brands, Inc.                     28,100        1,080
General Mills, Inc.                      25,900        1,771
Giant Food, Inc.                          9,400          405
Great Atlantic & Pacific Tea Co.,
 Inc.                                     6,300          208
H.J. Heinz Company                       59,950        3,365
Hershey Foods Corporation                23,400        1,615
Kellogg Company                          67,400        2,532
Kimberly-Clark Corporation               91,144        4,181
*King World Productions, Inc.            12,100          309
Longs Drug Stores Corp.                   6,300          182
McDonald's Corporation                  113,000        7,797
*MediaOne Group Inc.                     99,500        4,372
Newell Co.                               26,100        1,300
PepsiCo, Inc.                           248,800       10,247
Philip Morris Companies, Inc.           397,600       15,656
Procter & Gamble Company                220,100       20,043
R.R. Donnelley & Sons Company            23,900        1,093
Ralston Purina Group                     17,600        2,056
Rite Aid Corporation                     42,300        1,589
                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Rubbermaid, Inc.                         24,600  $       816
Sara Lee Corporation                     77,600        4,341
Supervalu, Inc.                           9,900          439
Sysco Corporation                        55,800        1,430
*Tele Communications, Inc.               83,176        3,197
The Coca-Cola Company                   405,600       34,679
The Gillette Company                    183,700       10,413
*The Kroger Company                      41,800        1,792
The Quaker Oats Company                  22,700        1,247
The Seagram Company Ltd.                 58,500        2,395
Time Warner, Inc.                        94,800        8,099
*Tricon Global Restaurants, Inc.         24,890          789
Tupperware                               10,000          281
Unilever NV                             105,000        8,288
UST, Inc.                                30,200          815
*Viacom, Inc.                            57,956        3,376
Walgreen Co.                             81,200        3,355
Walt Disney Company                     110,669       11,627
Wendy's International, Inc.              21,700          510
Winn-Dixie Stores, Inc.                  24,400        1,249
Wm. Wrigley Jr. Company                  19,000        1,862
                                                 ------------
    TOTAL                                            220,464
                                                 ------------
ENERGY (7.2%)
Amerada Hess Corporation                 15,000          815
Amoco Company                           159,700        6,648
Anadarko Petroleum Corporation            9,800          658
Apache Corporation                       15,700          495
Ashland, Inc.                            12,300          635
Atlantic Richfield Company               52,600        4,109
Baker Hughes, Inc.                       27,800          961
Burlington Resource, Inc.                28,920        1,245
Chevron Corp.                           107,700        8,946
Dresser Industries, Inc.                 28,800        1,269
Exxon Corporation                       404,400       28,839
Halliburton Company                      43,000        1,916
Helmerich & Payne, Inc.                   8,200          182
Kerr-McGee Corporation                    7,800          451
Mobil Corporation                       128,600        9,854
Occidental Petroleum Corporation         55,600        1,501
*ORYX Energy Company                     17,300          383
Pennzoil Company                          7,800          395
Phillips Petroleum Company               43,200        2,082
*Rowan Companies, Inc.                   14,200          276
Royal Dutch Petroleum Co., ADR          351,600       19,272
Schlumberger Limited                     81,600        5,574
Sun Company, Inc.                        15,500          602
Texaco, Inc.                             89,900        5,366
Union Pacific Resource Group             41,592          730
Unocal Corp.                             40,400        1,444
USX-Marathon Group                       47,300        1,623

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
ENERGY (CONTINUED)
*Western Atlas International, Inc.        8,900  $       755
                                                 ------------
    TOTAL                                            107,026
                                                 ------------
FINANCE (17.6%)
Aetna, Inc.                              24,363        1,855
Allstate Corporation                     70,314        6,438
American Express Company                 76,200        8,687
American General Corporation             41,625        2,963
American International Group, Inc.      115,025       16,794
Aon Corporation                          27,500        1,932
Associates First Capital
 Corporation                             56,855        4,371
Banc One Corporation                    115,129        6,426
BankAmerica Corporation                 113,700        9,828
BankBoston Corporation                   47,600        2,648
Bankers Trust New York Corporation       16,100        1,869
BB&T Corporation                         23,400        1,582
Beneficial Corporation                    8,700        1,333
Charles Schwab Corporation               43,600        1,417
Chase Manhattan Corporation             138,212       10,435
CIGNA Corporation                        36,400        2,512
Cincinnati Financial Corporation         27,000        1,036
Citicorp                                 74,900       11,179
Comerica, Inc.                           25,850        1,713
Conseco, Inc.                            30,900        1,445
Countrywide Credit Industries, Inc.      17,800          903
Fannie Mae                              174,000       10,571
Federal Home Loan Mortgage Corp.        114,000        5,365
Fifth Third Bancorp                      38,175        2,405
First Chicago NBD Corporation            47,728        4,230
First Union Corporation                 158,552        9,236
Fleet Financial Group, Inc.              44,730        3,735
Franklin Resources, Inc.                 41,500        2,241
General Re Corporation                   12,900        3,270
Golden West Financial Corporation         9,300          989
Green Tree Financial Corporation         22,300          955
H.F. Ahmanson & Company                  18,000        1,278
Hartford Financial Services Group,
 Inc.                                    19,400        2,219
Household International, Inc.            52,600        2,617
Huntington Bancshares, Inc.              31,400        1,052
J.P. Morgan & Company, Inc.              29,100        3,408
Jefferson-Pilot Corp.                    17,450        1,011
KeyCorp                                  72,100        2,569
Lehman Bros Holdings, Inc.               16,700        1,295
Lincoln National Corporation             16,800        1,535
Loews Corp.                              18,900        1,647
Marsh & McLennan Companies, Inc.         41,850        2,529
MBIA, Inc.                               16,100        1,205
                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
MBNA Corp.                               82,150  $     2,711
Mellon Bank Corporation                  41,700        2,903
Mercantile Bancorp                       21,500        1,083
Merrill Lynch & Co.                      54,600        5,037
MGIC Investment Corp.                    18,700        1,067
Morgan Stanley Dean Witter & Co.         97,105        8,873
National City Corp.                      53,900        3,827
NationsBank Corp.                       154,193       11,796
Northern Trust Corp.                     18,300        1,395
Norwest Corporation                     123,900        4,631
PNC Bank Corp.                           50,000        2,691
Progressive Corporation                  11,800        1,664
Providian Financial Corporation          15,600        1,226
Republic New York Corporation            17,900        1,127
SAFECO, Inc.                             23,100        1,050
St. Paul Companies, Inc.                 37,886        1,594
State Street Corporation                 26,400        1,835
Summit Bancorp                           28,900        1,373
SunAmerica, Inc.                         32,000        1,838
Suntrust Banks, Inc.                     34,600        2,813
Synovus Financial Corp.                  43,050        1,022
The Bank of New York Company, Inc.       61,800        3,750
The Chubb Corporation                    27,900        2,242
Torchmark Corporation                    23,000        1,052
Transamerica Corporation                 10,300        1,186
Travelers Group, Inc.                   188,041       11,400
UNUM Corporation                         22,800        1,265
U.S. Bancorp                            120,731        5,191
Wachovia Corporation                     33,800        2,856
Washington Mutual, Inc.                  63,260        2,748
Wells Fargo & Company                    14,233        5,252
                                                 ------------
    TOTAL                                            261,226
                                                 ------------
HEALTHCARE (11.6%)
Abbott Laboratories, Inc.               250,900       10,256
Allergan, Inc.                           10,700          496
*Alza Corporation                        14,000          606
American Home Products Corporation      213,100       11,028
*Amgen, Inc.                             43,200        2,824
Bausch & Lomb, Inc.                       9,100          456
Baxter International, Inc.               45,900        2,470
Becton, Dickinson & Company              20,000        1,553
Biomet, Inc.                             18,300          605
*Boston Scientific Corp.                 31,900        2,285
Bristol-Myers Squibb Company            163,000       18,735
C.R. Bard, Inc.                           9,300          354
Columbia/HCA Healthcare Corporation     106,200        3,093
Eli Lilly and Company                   181,900       12,017
Guidant Corporation                      24,700        1,761

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
*HEALTHSOUTH Corporation                 64,600  $     1,724
*Humana, Inc.                            26,900          839
Johnson & Johnson                       220,500       16,262
Mallinckrodt, Inc.                       12,000          356
Manor Care, Inc.                         10,400          400
Medtronic, Inc.                          76,900        4,902
Merck & Co., Inc.                       196,500       26,282
Pfizer, Inc.                            212,100       23,053
Pharmacia & Upjohn, Inc.                 83,205        3,838
Schering-Plough Corporation             120,100       11,004
*St. Jude Medical, Inc.                  13,800          508
*Tenet Healthcare Corp.                  50,200        1,569
U.S. Surgical Corporation                12,400          566
*United Healthcare Corp.                 30,900        1,962
Warner-Lambert Company                  134,000        9,296
                                                 ------------
    TOTAL                                            171,100
                                                 ------------
TECHNOLOGY (14.8%)
*3COM Corporation                        58,100        1,783
Adobe Systems, Inc.                      11,300          480
*Advanced Micro Devices, Inc.            23,200          396
*Andrew Corporation                      14,537          263
*Apple Computer, Inc.                    21,800          625
*Applied Materials, Inc.                 60,000        1,770
*Ascend Communications, Inc.             31,600        1,566
Autodesk, Inc.                            7,600          294
Automatic Data Processing, Inc.          49,000        3,571
*Bay Networks                            36,000        1,161
*Cabletron Systems, Inc.                 25,900          348
*Ceridian Corp.                          11,900          699
*Cisco Systems, Inc.                    166,850       15,361
Compaq Computer Corporation             271,009        7,690
Computer Associates International,
 Inc.                                    89,512        4,974
*Computer Sciences Corp.                 25,600        1,638
*Data General Corporation                 8,000          120
*Dell Computer Corp.                    107,100        9,940
*DSC Communications Corporation          19,300          579
Eastman Kodak Company                    53,300        3,894
EG&G, Inc.                                7,400          222
*EMC Corporation                         81,300        3,643
Equifax, Inc.                            24,600          893
First Data Corporation                   70,200        2,339
*Gateway 2000, Inc.                      25,400        1,286
*General Instrument Corporation          24,300          661
Harris Corporation                       13,100          585
HBO & Company                            69,100        2,436
Hewlett-Packard Company                 170,600       10,215
Ikon Office Solutions                    22,100          322
Intel Corporation                       268,300       19,888
                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
International Business Machines
 Corporation                            159,400  $    18,301
*KLA-Tencor Corporation                  13,800          382
*LSI Logic Corp.                         23,200          535
Lucent Technologies, Inc.               213,380       17,751
*Micron Technology                       34,700          861
*Microsoft Corporation                  399,300       43,274
Motorola, Inc.                           97,900        5,146
*National Semiconductor Corporation      26,900          355
Northern Telecom Limited                 85,400        4,846
*Novell, Inc.                            57,500          733
*Oracle Corporation                     161,400        3,964
*Parametric Technology Company           42,100        1,142
Perkin-Elmer Corporation                  8,000          498
Polaroid Corporation                      7,400          263
Raytheon Company Class B                 55,600        3,287
Scientific-Atlanta, Inc.                 13,000          330
*Seagate Technology Inc.                 39,700          945
Shared Medical Systems Corp.              4,300          316
*Silicon Graphics                        30,800          373
*Sun Microsystems, Inc.                  61,900        2,689
Tektronix, Inc.                           8,250          292
*Tellabs, Inc.                           29,800        2,134
Texas Instruments, Inc.                  64,000        3,732
*Unisys Corporation                      40,900        1,155
W.W. Grainger, Inc.                      16,300          812
Xerox Corporation                        53,400        5,427
                                                 ------------
    TOTAL                                            219,185
                                                 ------------
TRANSPORTATION (1.1%)
*AMR Corporation                         29,900        2,489
Burlington Northern Santa Fe             25,607        2,514
CSX Corporation                          35,800        1,629
Delta Air Lines, Inc.                    12,200        1,577
*FDX Corporation                         24,060        1,510
Norfolk Southern Corporation             61,800        1,842
Ryder System, Inc.                       12,500          395
Southwest Airlines Co.                   36,200        1,072
Union Pacific Corporation                40,500        1,787
*US Airways Group, Inc.                  15,000        1,189
                                                 ------------
    TOTAL                                             16,004
                                                 ------------
UTILITIES (3.0%)
Ameren Corporation                       22,500          894
American Electric Power Company,
 Inc.                                    31,100        1,411
Baltimore Gas & Electric Co.             24,200          752
Carolina Power & Light Company           24,700        1,071
Central & South West Corporation         34,800          935
Cinergy Corporation                      25,817          904
Coastal Corp.                            17,400        1,215
Columbia Energy Group                    13,650          759

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                 MARKET VALUE
COMMON STOCK (98.9%)                   SHARES      (000'S)
-------------------------------------------------------------
UTILITIES (CONTINUED)
Consolidated Edison Co. of New York      38,500  $     1,773
Consolidated Natural Gas Company         15,700          924
Dominion Resources, Inc.                 31,700        1,292
DTE Energy Company                       23,800          961
Duke Energy Corp.                        58,965        3,494
Eastern Enterprises                       3,300          141
Edison International                     62,600        1,851
Enron Corp.                              53,900        2,914
Entergy Corporation                      40,000        1,150
FirstEnergy Corp.                        37,800        1,162
FPL Group, Inc.                          29,800        1,877
GPU, Inc.                                20,800          787
Houston Industries, Inc.                 46,362        1,431
*Niagara Mohawk Power Corporation        23,700          354
Nicor, Inc.                               7,900          317
Northern States Power Company            24,400          698
ONEOK, Inc.                               5,100          203
P P & L Resources, Inc.                  27,200          617
PacifiCorp                               48,600        1,100
PECO Energy Company                      36,500        1,065
Peoples Energy Corporation                5,800          224
PG&E Corp.                               62,500        1,973
Public Service Enterprise Group,
 Inc.                                    38,000        1,309
*Sempra Energy                           20,602          572
Sonat Inc.                               18,000          695
Southern Company                        113,200        3,134
Texas Utilities Company                  40,415        1,682
UNICOM Corp.                             35,500        1,245
Williams Companies, Inc.                 67,400        2,276
                                                 ------------
    TOTAL                                             45,162
                                                 ------------
    TOTAL COMMON STOCK                             1,465,041
                                                 ------------

                                                 MARKET VALUE
MONEY MARKET INVESTMENTS (1.0%)         PAR        (000'S)
-------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (0.2%)
PHH Corporation, 6.349%, 7/01/98      3,300,000  $     3,300
FINANCE (.2%)
+CXC Incorporated, 5.52%, 7/15/98     3,600,000        3,592
GOVERNMENT (0.4%)
+Federal Home Loan Mortgage
 Corporation, 5.43%, 8/21/98          5,500,000        5,458
PERSONAL CREDIT INSTITUTIONS (0.2%)
+General Electric Capital
 Corporation, 5.52%, 7/08/98          3,000,000        2,997
                                                 ------------
    TOTAL MONEY MARKET INVESTMENTS                    15,347
                                                 ------------
    TOTAL INVESTMENTS (99.9%) (COST
     $853,089,400)^                                1,480,388
    OTHER ASSETS, LESS LIABILITIES
     (0.1%)                                              507
                                                 ------------
    TOTAL NET ASSETS (100.0%)                    $ 1,480,895
                                                 ------------

* Non-Income Producing
+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1998 is summarized below:

                                                           UNREALIZED
                            NUMBER OF     EXPIRATION      APPRECIATION
ISSUER                      CONTRACTS        DATE           (000'S)
------------------------------------------------------------------------
S&P 500 Stock Index
 (Total market value at
 6/30/98, $12,573,000)             44           9/98       $     205

^ At June 30,1998, the aggregate cost of securities for federal income tax purposes was $853,089,400 and the net unrealized appreciation of investments based on that cost was $627,298,671 which is comprised of $637,615,077 aggregate gross unrealized appreciation and $10,316,406 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Finanacial Statements
                       (Prepared from Unaudited Figures)

                                       --

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
A high level of current income   Achieve consistent returns and low volatility    $3,093,149,475
and capital growth with a low    by diversifying among assets
risk profile

BALANCED PORTFOLIO

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The Portfolio benefited from continued emphasis on equities during the first half of 1998, as the stock market's upward trend continued. Because the equity portion of the Portfolio is indexed to the S&P 500, performance was helped by the continued market leadership by the large companies that dominate this index. In the bond portion of the Portfolio, the positive effects of an overweighting in commercial mortgage-backed securities and favorable industry selection of corporate bonds were offset by two major negatives: a defensive interest rate posture and a loss in one Asian bond. A moderate cash position at mid-year will make it possible to increase investments in equities or bonds, as market conditions indicate.

     Percentage Holdings
       6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities (including
futures)                           59%
Bonds                              32%
Short-Term Investments              9%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BALANCED PORTFOLIO          S&P 500 INDEX           MERRILL LYNCH DOMESTIC MASTER INDEX   ML 91-DAY T-BILL
6/88                           $10,000                         $10,000                               $10,000            $10,000
6/89                           $13,333                         $12,020                               $11,243            $10,847
6/90                           $14,267                         $13,967                               $12,067            $11,768
6/91                           $15,711                         $14,987                               $13,380            $12,658
6/92                           $17,487                         $16,995                               $15,273            $13,313
6/93                           $19,635                         $19,306                               $17,095            $13,763
6/94                           $19,802                         $19,557                               $16,918            $14,226
6/95                           $23,400                         $24,623                               $19,048            $15,011
6/96                           $27,122                         $31,000                               $19,992            $15,841
6/97                           $32,907                         $41,717                               $21,627            $16,701
6/98                           $39,589                         $54,244                               $23,934            $17,584
                                           Average Annual Total Return
                                            For Periods Ended June 30,
                                                                  1998
                                                              One Year                            Five Years          Ten Years
Balanced Portfolio                                              20.30%                                15.06%             14.75%
S&P 500 Index                                                   30.03%                                22.95%             18.42%
MLDM Index                                                      10.67%                                 6.96%              9.12%
ML 91-Day T-bill                                                 5.29%                                 5.02%              5.81%

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 6/30/88. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS

JUNE 30, 1998

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
CORPORATE BONDS (7.7%)
AEROSPACE AND DEFENSE (0.1%)
Lockheed Corporation, 6.75%,
 3/15/03                              3,000,000  $     3,079
                                                 ------------
AUTO-RELATED (0.1%)
Hertz Corp., 9.04%, 6/14/00           4,100,000        4,335
                                                 ------------
BANK HOLDING COMPANIES (0.7%)
Banco Montevideo, 8.4%,
 04/30/08 (144A)                      6,250,000        5,961
BT Institutional Capital Trust,
 7.75%, 12/01/26 (144A)               1,000,000        1,046
First Union Institutional
 Capital II, 7.85%, 1/1/27            3,750,000        4,024
J.P. Morgan Capital Trust,
 7.54%, 01/15/27                      1,315,000        1,366
NationsBank Lease Pass Thru
 Trust - Class 1, 7.442%,
 1/10/11 (144A)                       2,000,000        2,110
Security Capital Industrial
 Trust, 7.3%, 5/15/01                 8,000,000        8,207
                                                 ------------
    TOTAL                                             22,714
                                                 ------------
CHEMICALS AND ALLIED PRODUCTS (0.3%)
Dow Cap B.V., 8.5%, 6/8/10            8,200,000        9,647
                                                 ------------
COMERCIAL BANKS (0.2%)
Wachovia Capital Trust V,
 7.965%, 06/01/27 (144A)              5,000,000        5,449
                                                 ------------
COMMUNICATIONS (0.3%)
#Panamasat, 11.375%, 08/01/03         2,100,000        2,174
Tele Communications, Inc.,
 7.375%, 2/15/00                      8,000,000        8,156
                                                 ------------
    TOTAL                                             10,330
                                                 ------------
DURABLE GOODS (0.2%)
Tata Engineering & Locomotive,
 7.875%, 07/15/07 (144A)              6,500,000        5,540
                                                 ------------
ELECTRIC SERVICES (1.9%)
Columbia Gas System Inc.,
 7.32%, 11/28/10                      7,571,000        7,984
Comed Financing II, 8.5%,
 01/15/27                             3,000,000        3,317
Dayton Power & Light Company,
 8.15%, 1/15/26                       5,750,000        6,245
Niagra Mohawk Power, 7.0%,
 10/01/00                             3,000,000        3,000
Niagra Mohawk Power, 7.25%,
 10/01/02                             1,500,000        1,498
Ohio Edison Company, 7.375%,
 9/15/02                              3,665,000        3,806
PECO Energy Company, 7.75%,
 3/1/23                               8,850,000        9,294

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
ELECTRIC SERVICES (CONTINUED)
Public Service Electric & Gas
 Co., 6.875%, 1/1/03                  9,000,000  $     9,258
Southern California Edison Co.,
 7.25%, 3/1/26                       10,000,000       10,330
Texas Utilities Electric Co.,
 7.875%, 3/1/23                       4,000,000        4,234
                                                 ------------
    TOTAL                                             58,966
                                                 ------------
ENERGY (0.2%)
Barrett Resources Corporation,
 7.55%, 2/01/07                       5,000,000        5,232
                                                 ------------
FINANCE (0.6%)
Associates Corp. of North
 America, 7.95%, 2/15/10              5,550,000        6,251
Crown Cork & Seal Finance Plc,
 6.75%, 12/15/03                      8,000,000        8,181
Industrial Credit & Investment
 Corporation of India, 7.55%,
 08/15/07 (144A)                      5,600,000        4,885
                                                 ------------
    TOTAL                                             19,317
                                                 ------------
FOREIGN BANKS - BRANCHES & AGENCIES (0.4%)
Fuji Bank, Ltd., 9.87%,
 12/31/49 (144A)                     13,000,000       11,424
                                                 ------------
FOOD AND BEVERAGE (0.4%)
Coca Cola Enterprises, Inc.,
 8%, 1/4/05                          10,000,000       11,125
                                                 ------------
GENERAL MERCHANDISE STORES (0.5%)
LB Commercial Conduit Mortgage
 Trust - Class A3, 8.396%,
 01/20/17                             8,791,824       10,399
May Department Stores Company,
 7.45%, 10/15/16                      4,000,000        4,356
                                                 ------------
    TOTAL                                             14,755
                                                 ------------
INSTRUMENTS AND RELATED PRODUCTS (0.1%)
Raytheon Company, 7.2%,
 08/15/27                             1,500,000        1,625
                                                 ------------
MOTION PICTURE (0.6%)
News America Holdings Inc.,
 8.45%, 8/1/34                       10,000,000       12,650
Time Warner Entertainment Inc.,
 8.375%, 3/15/23                      3,000,000        3,512
Time Warner Entertainment Inc.,
 8.375%, 7/15/33                      1,500,000        1,790
                                                 ------------
    TOTAL                                             17,952
                                                 ------------
MOTOR VEHICLES (0.4%)
General Motors Acceptance
 Corp., 6.625%, 10/1/02               5,000,000        5,100

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
MOTOR VEHICLES (CONTINUED)
General Motors Corporation,
 8.8%, 3/1/21                         6,500,000  $     8,268
                                                 ------------
    TOTAL                                             13,368
                                                 ------------
TECHNOLOGY (0.1%)
International Business
 Machines, 6.22%, 08/01/27            3,000,000        3,089
                                                 ------------
TELEPHONE COMMUNICATIONS (0.2%)
Comcast Cellular Holdings,
 9.5%, 05/01/07                       2,500,000        2,606
GTE Corporation, 6.94%,
 04/15/28                             3,000,000        3,061
                                                 ------------
    TOTAL                                              5,667
                                                 ------------
TEXTILES (0.1%)
Polysindo International
 Finance, 11.375%, 06/15/06           6,500,000        2,535
                                                 ------------
TOBACCO (0.2%)
Philip Morris Companies, 9.25%,
 2/15/00                              1,000,000        1,046
RJR Nabisco Inc., 8.625%,
 12/1/02                              4,000,000        4,145
                                                 ------------
    TOTAL                                              5,191
                                                 ------------
UTILITY (0.1%)
Atlantic City Electric Company,
 6.625%, 8/1/13                       4,000,000        4,057
                                                 ------------
    TOTAL CORPORATE BONDS                            235,397
                                                 ------------
GOVERNMENT (DOMESTIC AND FOREIGN) AND AGENCY BONDS (17.4%)
FOREIGN GOVERNMENT BONDS (1.2%)
**Hellenic Republic, 8.80%,
 06/19/2007                       2,000,000,000        6,934
Province of Quebec, 6.5%,
 1/17/06                              7,500,000        7,607
Republic of Brazil, 8.0%,
 04/15/14                             3,502,094        2,570
Republic of Indonesia, 7.75%,
 08/01/06                             2,000,000        1,453
Republic of Korea, 8.875%,
 04/15/08                            17,400,000       15,791
Vnesheconombank, 6.625%,
 12/15/15 (144A)                      3,000,000        1,661
                                                 ------------
    TOTAL                                             36,016
                                                 ------------
FEDERAL GOVERNMENT AND AGENCIES (16.2%)
Federal Farm Credit, 6.51%,
 01/07/08                             8,000,000        8,010
Federal Home Loan Mortgage
 Corporation, 7%, 06/15/03            7,250,000        7,440
Federal Home Loan Mortgage
 Corporation, 6.5%, 10/01/02         19,324,382       19,469
Federal National Mortgage
 Assoc., 6.240%, 02/01/06             4,933,612        4,991
                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage
 Assoc., 6.315%, 03/01/06             5,207,413  $     5,291
Federal National Mortgage
 Assoc., 6.500%, 09/25/05             6,021,293        6,062
Federal National Mortgage
 Assoc., 6.750% 11/01/07              3,108,491        3,259
Federal National Mortgage
 Assoc., 6.750%, 04/25/18             5,696,392        5,838
Federal National Mortgage
 Assoc., 6.750%, 12/25/23             6,500,000        6,578
Federal National Mortgage
 Assoc., 6.834%, 07/01/03             3,232,340        3,308
Federal National Mortgage
 Assoc., 6.895%, 05/01/06             6,083,936        6,379
Federal National Mortgage
 Assoc., 6.900%, 04/01/06             2,452,322        2,571
Federal National Mortgage
 Assoc., 6.960%, 10/01/07             4,474,573        4,716
Federal National Mortgage
 Assoc., 7.000%, 06/01/03             5,579,595        5,661
Federal National Mortgage
 Assoc., 7.000%, 06/25/10             8,070,000        8,209
Federal National Mortgage
 Assoc., 7.000%, 04/01/26            22,705,481       23,031
Federal National Mortgage
 Assoc., 7.025%, 08/01/05             1,951,576        2,059
Federal National Mortgage
 Assoc., 7.045%, 08/01/05             7,685,826        8,076
Federal National Mortgage
 Assoc., 7.120%, 11/01/03               986,964        1,028
Federal National Mortgage
 Assoc., 7.250%, 05/01/04             1,574,980        1,657
Federal National Mortgage
 Assoc., 8.400%, 02/25/09            10,910,000       12,032
Federal National Mortgage
 Assoc., 11.000%, 12/01/12              284,087          315
Federal National Mortgage
 Assoc., 11.000%, 09/01/17            2,194,488        2,449
Federal National Mortgage
 Assoc., 11.000%, 12/01/17              397,955          445
Federal National Mortgage
 Assoc., 11.000%, 02/01/18              850,581          949
Federal National Mortgage
 Assoc., 11.500%, 04/01/18            1,533,285        1,736
Federal National Mortgage
 Assoc., 12.000%, 09/01/12            2,295,368        2,606
Federal National Mortgage
 Assoc., 12.000%, 12/01/12              442,884          504
Federal National Mortgage
 Assoc., 12.000%, 09/01/17              750,974          861
Federal National Mortgage
 Assoc., 12.000%, 10/01/17            1,089,889        1,250

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage
 Assoc., 12.000%, 12/01/17              622,730  $       715
Federal National Mortgage
 Assoc., 12.000%, 02/01/18              829,819          952
Federal National Mortgage
 Assoc., 12.500%, 04/01/18              742,528          864
Federal National Mortgage
 Assoc., 13.000%, 11/01/12              375,850          437
Federal National Mortgage
 Assoc., 13.000%, 11/01/17              785,075          921
Federal National Mortgage
 Assoc., 13.000%, 12/01/17              468,169          546
Federal National Mortgage
 Assoc., 13.000%, 02/01/18            1,105,089        1,288
Federal National Mortgage
 Assoc., 14.000%, 12/01/17              311,046          371
Government National Mortgage
 Assoc., 7.00%, 05/15/23             12,642,186       12,872
Government National Mortgage
 Assoc., 7.00%, 06/15/23                839,324          855
Government National Mortgage
 Assoc., 7.00%, 07/15/23              1,293,346        1,316
Government National Mortgage
 Assoc., 7.00%, 08/15/23                 21,858           22
Government National Mortgage
 Assoc., 7.00%, 09/15/23                647,704          660
Government National Mortgage
 Assoc., 7.00%, 10/15/23                487,576          496
Government National Mortgage
 Assoc., 7.00%, 11/15/23              1,717,154        1,749
Government National Mortgage
 Assoc., 7.00%, 12/15/26             14,000,000       14,255
Government National Mortgage
 Assoc., 7.50%, 11/01/04             13,000,000       13,362
Government National Mortgage
 Assoc., 8.50%, 07/15/21                102,693          109
Government National Mortgage
 Assoc., 8.50%, 09/15/21                105,049          111
Government National Mortgage
 Assoc., 8.50%, 05/15/22                  5,419            6
                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.50%, 09/15/22                134,921  $       143
Government National Mortgage
 Assoc., 8.50%, 10/15/22                198,424          210
Government National Mortgage
 Assoc., 8.50%, 12/15/22                 39,700           42
Government National Mortgage
 Assoc., 8.50%, 06/15/24                 17,443           18
Government National Mortgage
 Assoc., 8.50%, 07/15/24                226,145          238
Government National Mortgage
 Assoc., 8.50%, 08/15/24                 94,464          100
Government National Mortgage
 Assoc., 8.50%, 09/15/24                189,741          200
Government National Mortgage
 Assoc., 8.50%, 11/15/24                146,395          154
Government National Mortgage
 Assoc., 8.50%, 12/15/24                 15,628           16
Government National Mortgage
 Assoc., 8.50%, 01/15/25                116,252          123
Government National Mortgage
 Assoc., 8.50%, 02/15/25                126,473          133
Government National Mortgage
 Assoc., 8.50%, 11/15/25                 15,849           17
Government National Mortgage
 Assoc., 8.50%, 01/15/26                426,193          450
Government National Mortgage
 Assoc., 8.50%, 02/15/26                 17,447           18
Government National Mortgage
 Assoc., 8.50%, 03/15/26                 35,297           37
Government National Mortgage
 Assoc., 8.50%, 04/15/26              1,598,317        1,686
Government National Mortgage
 Assoc., 8.50%, 05/15/26              2,415,422        2,548
Rural Housing Trust - Class D,
 6.33%, 4/1/26                        6,384,704        6,384

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
U.S. Treasury, 3.625%, 04/15/28       6,500,000  $     6,455
U.S. Treasury, 5.375%, 01/31/00       3,000,000        2,993
U.S. Treasury, 5.500%, 02/29/00     150,000,000      149,953
U.S. Treasury, 5.500%, 01/31/03       2,500,000        3,497
U.S. Treasury, 5.500%, 03/31/03      35,500,000       35,478
U.S. Treasury, 5.500%, 02/15/08         175,000          175
U.S. Treasury, 5.625%, 04/30/00      10,500,000       10,520
U.S. Treasury, 5.625%, 12/31/99       5,000,000        5,006
U.S. Treasury, 5.625%, 12/31/02       2,300,000        2,309
U.S. Treasury, 6.000%, 07/31/02       4,000,000        4,068
U.S. Treasury, 6.125%, 08/15/07       7,000,000        7,287
U.S. Treasury, 6.125%, 11/15/27       1,000,000        1,072
U.S. Treasury, 6.375%, 05/15/99      45,600,000       45,914
U.S. Treasury, 7.250%, 08/15/04       6,000,000        6,531
                                                 ------------
    TOTAL                                            502,462
                                                 ------------
    TOTAL GOVERNMENT BONDS                           538,478
                                                 ------------
MORTGAGE/ASSET BACKED SECURITIES (7.1%)
AUTO-RELATED (0.8%)
CIT RV Trust - Class A, 6.25%,
 1/15/11                              2,472,808        2,480
Daimler-Benz Vehicle Trust -
 Class A, 5.85%, 7/20/03              1,711,105        1,712
Eaglemark Trust - Class A,
 6.75%, 11/15/02                      3,841,254        3,874
Fleetwood Credit Corporation
 Grantor Trust - Class A, 6.4%,
 05/15/13                             2,834,250        2,866
Team Fleet Financing
 Corporation - Class A, 6.65%,
 12/15/02 (144A)                     11,800,000       11,894
Team Fleet Financing
 Corporation - Class A, 7.35%,
 5/15/03 (144A)                       3,000,000        3,108
                                                 ------------
    TOTAL                                             25,934
                                                 ------------
CREDIT CARD (0.8%)
Charming Shoppes Master Trust -
 Class A, 7%, 4/15/03                 5,000,000        5,042
Iroquis Trust - Class A, 6.68%,
 11/10/03 (144A)                     15,000,000       15,117
Iroquis Trust - Class A,
 6.752%, 06/25/07 (144A)              4,750,000        4,796
                                                 ------------
    TOTAL                                             24,955
                                                 ------------
COMMERCIAL MORTGAGES (4.1%)
Asset Securitization
 Corporation - Class CS1,
 1.257%, 11/13/26 IO                 26,132,306        1,033
Asset Securitization
 Corporation - Class PS1,
 1.367%, 02/14/41 IO                 22,576,780        2,439
                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
BankBoston Marine Asset Backed
 Trust - Class A6, 6.64%,
 08/15/10                             7,000,000  $     7,200
Chase Commercial Mortgage
 Securities Corp. - Class B,
 6.6%, 12/12/29                       2,500,000        2,546
Chase Commercial Mortgage
 Securities Corp. - Class A2,
 6.6%, 12/12/29                       8,500,000        8,754
Citibank Credit Card Master
 Trust I - Class A, 0%,
 08/15/06                            17,000,000       11,786
Commercial Mortgage Acceptance
 Corporation - Class B, 6.647%,
 12/15/30                             2,500,000        2,559
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class D, 9.5464%, 4/25/25
 (144A)                               2,047,000        2,408
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class B, 9.5914%, 4/25/25
 (144A)                               3,000,000        3,575
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class A2, 7.26%, 6/20/29
 (144A)                               3,197,493        3,386
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class B, 7.28%, 6/20/29 (144A)       3,250,000        3,428
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class D, 7.46%, 06/20/29
 (144A)                               6,000,000        6,264
Crumi Mae Commercial Mortgage
 Trust, 7.0%, 12/01/06                6,500,000        6,518
DLJ Mortgage Acceptance
 Corporation - Class S, 0.357%,
 10/15/17 (144A) IO                  18,880,945          508
DLJ Mortgage Acceptance
 Corporation - Class CF1,
 0.718%, 02/18/31 IO                189,547,217        8,363
First Union-Lehman Brothers
 Commerical Mortgage Trust -
 Class C, 7.44%, 04/18/07             2,500,000        2,646
GMAC Commerical Mortgage
 Securities, Inc. - Class C,
 7.81%, 10/15/11 (144A)               7,000,000        7,337
Kmart CMBS Financing, Inc. -
 Class D, 6.7875%, 03/01/07
 (144A)                               4,500,000        4,500

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Kmart CMBS Financing, Inc. -
 Class C, 6.3875%, 03/01/07
 (144A)                               3,500,000  $     3,501
Merrill Lynch Mortgage
 Investors, Inc. - Class C,
 7.12%, 06/18/29                      6,000,000        6,273
Merrill Lynch Mortgage
 Investors, Inc. - Class E,
 8.1606% , 06/25/22 (144A)            2,000,000        2,098
Merrill Lynch Mortgage
 Investors, Inc. - Class C,
 8.9223%, 11/25/20                    5,845,000        6,021
Midland Realty Acceptance Corp.
 - Class AEC, 1.389%, 1/25/29
 (144A) IO                           28,148,529        2,107
Nomura Asset Securities Corp. -
 Class A2, 7.014%, 03/17/28          15,000,000       15,561
Nomura Asset Securities Corp. -
 Class A4, 7.594%, 03/17/28           2,200,000        2,258
Red Mountain Funding LLC -
 Class E, 7.365%, 01/15/19
 (144A)                               1,500,000        1,498
Red Mountain Funding LLC -
 Class F, 7.471%, 01/15/19
 (144A)                               1,800,000        1,707
                                                 ------------
    TOTAL                                            126,274
                                                 ------------
FRANCHISE LOAN RECEIVABLES (0.3%)
EMAC Owner Trust, 1.378%,
 01/15/25 IO (144A)                  40,000,000        3,031
EMAC Owner Trust - Class A2,
 6.38%, 01/15/25 (144A)               6,000,000        5,999
                                                 ------------
    TOTAL                                              9,030
                                                 ------------
HOME EQUITY LOAN (0.1%)
Amresco Residential Securities
 - Class A2, 6.245%, 4/25/22          2,500,000        2,501
                                                 ------------
MANUFACTURED HOUSING (0.1%)
Vanderbilt Mortgage and
 Finance, Inc. - Class 1A4,
 7.19%, 02/07/14                      2,500,000        2,618
                                                 ------------
OTHER ASSET BACKED (0.6%)
FMAC Loan Receivables Trust -
 Class A, 6.20%, 09/15/20
 (144A)                               5,823,032        5,818
Heilig-Meyers Master Trust -
 Class A, 6.125%, 01/20/07
 (144A)                               6,500,000        6,469
Nations Credit Grantor Trust -
 Class A1, 6.35%, 12/15/04            2,454,211        2,473
                                    SHARES/      MARKET VALUE
BONDS (32.4%)                         PAR          (000'S)
-------------------------------------------------------------
OTHER ASSET BACKED (CONTINUED)
Newcourt Equipment - Class B,
 6.764%, 09/20/04 (144A)              1,795,912  $     1,806
Newcourt Equipment - Class C,
 7.734%, 09/20/04 (144A)              1,436,730        1,444
                                                 ------------
    TOTAL                                             18,010
                                                 ------------
RESIDENTIAL MORTGAGES (0.3%)
BCF L L C Mortgage Pass Thru
 Certificate - Class B3, 7.75%,
 3/25/37 (144A)                       4,911,132        5,043
Blackrock Capital Finance LP,
 Class B3, 7.25%, 11/25/28
 (144A)                               5,947,865        5,714
                                                 ------------
    TOTAL                                             10,757
                                                 ------------
    TOTAL MORTGAGE/ASSET BACKED
     SECURITIES                                      220,079
                                                 ------------
MUNICIPAL BONDS(0.2%)
New Jersey Economic Development
 Authority, 0.00%, 2/15/25           17,000,000        3,169
New Jersey Economic Development
 Authority, 0.00%, 2/15/26           11,000,000        1,920
New Jersey Economic Development
 Authority, 7.425%, 2/15/29           2,250,000        2,556
                                                 ------------
    TOTAL MUNICIPAL BONDS                              7,645
                                                 ------------
    TOTAL BONDS                                    1,001,599
                                                 ------------
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
BASIC MATERIALS (2.2%)
Air Products & Chemicals, Inc.           44,000  $     1,760
Alcan Aluminum Limited                   42,500        1,174
Allegheny Teledyne, Inc.                 36,662          839
Aluminum Co. of America                  32,300        2,130
Archer Daniels Midland Company          106,873        2,071
*Armco, Inc.                             20,200          129
ASARCO, Inc.                              7,500          167
B.F. Goodrich Company                    13,400          665
Barrick Gold Corporation                 69,700        1,337
Battle Mountain Gold Company             43,000          255
Bemis Company, Inc.                       9,900          405
*Bethlehem Steel Corporation             23,900          297
Boise Cascade Corporation                10,500          344
Champion International                   18,000          885
Cyprus Amax Minerals Co.                 17,500          232
Dow Chemical Company                     42,400        4,100
E.I. du Pont de Nemours &
 Company                                211,700       15,798

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
Eastman Chemical Company                 14,675  $       914
Ecolab, Inc.                             24,100          747
Engelhard Corp.                          27,000          547
*FMC Corporation                          6,500          443
Freeport-McMoRan Copper & Gold,
 Inc.                                    36,200          550
Georgia Pacific Group                    17,300        1,020
Great Lakes Chemical                     11,200          442
Hercules, Inc.                           18,100          744
Homestake Mining Company                 39,500          410
Inco Limited                             31,200          425
Inland Steel Industries, Inc.             9,200          259
International Flavors &
 Fragrances, Inc.                        20,400          886
International Paper Company              56,500        2,430
Louisiana Pacific Corporation            20,500          374
Mead Corp.                               19,600          622
Monsanto Company                        110,900        6,197
Morton International, Inc.               24,400          610
Nalco Chemical Company                   12,500          439
Newmont Mining Corporation               29,230          691
Nucor Corp.                              16,400          754
Phelps Dodge Corporation                 11,000          629
Pioneer Hi-Bred International            45,700        1,891
Placer Dome, Inc.                        46,200          543
Potlatch Corporation                      5,400          227
PPG Industries, Inc.                     33,300        2,316
Praxair                                  29,500        1,381
Reynolds Metals Company                  13,800          772
Rohm and Haas Company                    11,400        1,185
Sigma-Aldrich Corp.                      18,800          660
*Stone Container Corporation             18,600          291
Temple-Inland Inc.                       10,600          571
Union Camp Corporation                   13,000          645
Union Carbide Corporation                23,000        1,228
USX-U.S. Steel Group, Inc.               16,100          531
*W.R. Grace & Co.                        13,900          237
Westvaco Corporation                     19,050          538
Weyerhaeuser Company                     37,300        1,723
Willamette Industries, Inc.              20,800          666
Worthington Industries                   18,100          273
                                                 ------------
    TOTAL                                             68,399
                                                 ------------
CAPITAL GOODS (4.6%)
Aeroquip-Vickers, Inc.                    5,300          309
AlliedSignal, Inc.                      105,500        4,682
AMP, Inc.                                41,136        1,414
Avery Dennison Corporation               19,200        1,032
Ball Corporation                          5,600          225
Boeing Company                          187,018        8,334
Briggs & Stratton Corporation             4,600          172
Browning-Ferris Industries,
 Inc.                                    34,400        1,195
Case Corporation                         14,000          676
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Caterpillar, Inc.                        69,600  $     3,680
Cincinnati Milacron, Inc.                 7,500          182
Cooper Industries, Inc.                  22,600        1,242
Corning, Inc.                            43,200        1,501
Crane Co.                                 8,550          415
Crown Cork & Seal Company, Inc.          24,000        1,140
Cummins Engine Company, Inc.              7,100          364
Deere & Company                          46,700        2,469
Dover Corporation                        41,600        1,425
Eaton Corporation                        13,400        1,042
Emerson Electric Co.                     82,900        5,005
Fluor Corporation                        15,700          801
Foster Wheeler Corporation                7,600          163
General Dynamics Corporation             23,500        1,093
General Electric Company                612,100       55,701
General Signal Corporation                8,200          295
Harnischfeger Industries, Inc.            8,900          252
Honeywell, Inc.                          23,800        1,989
Illinois Tool Works, Inc.                46,700        3,114
Ingersoll-Rand Company                   30,950        1,364
Johnson Controls, Inc.                   15,700          898
Lockheed Martin Corporation              36,361        3,850
McDermott International, Inc.            11,300          389
Millipore Corp.                           8,200          223
Minnesota Mining &
 Manufacturing Co.                       76,400        6,279
Moore Corporation Ltd.                   16,573          220
NACCO Industries, Inc.                    1,500          194
National Service Industries,
 Inc.                                     8,000          407
*Navistar International Corp.            13,570          392
Northrop Grumman Corporation             12,500        1,289
*Owens-Illinois, Inc.                    28,900        1,293
PACCAR, Inc.                             14,590          762
Pall Corporation                         23,366          479
Parker-Hannifin Corporation              20,700          789
Pitney Bowes, Inc.                       51,200        2,464
Raychem Corp.                            15,900          470
Rockwell International
 Corporation                             37,600        1,807
*Sealed Air Corporation                  15,386          565
Tenneco, Inc.                            31,800        1,210
Textron, Inc.                            30,700        2,201
*Thermo Electron Corporation             29,800        1,019
Thomas & Betts Corporation               10,300          507
Timken Company                           11,800          364
Tyco International Ltd.                 107,000        6,741
United Technologies Corp.                43,600        4,033

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Waste Management, Inc.                   85,100  $     2,979
                                                 ------------
    TOTAL                                            143,100
                                                 ------------
COMMUNICATION SERVICES (3.7%)
*Airtouch Communications, Inc.          105,500        6,165
ALLTEL Corporation                       34,400        1,600
Ameritech Corporation                   204,700        9,186
AT&T Corporation                        303,800       17,355
Bell Atlantic Corporation               290,580       13,258
BellSouth Corporation                   185,500       12,452
Frontier Corporation                     30,700          967
GTE Corporation                         179,100        9,962
MCI Communications Corporation          130,300        7,574
*Nextel Communications, Inc.             49,100        1,221
SBC Communications, Inc.                342,874       13,715
Sprint Corporation                       80,400        5,668
US WEST, Inc.                            93,505        4,395
*WorldCom, Inc.                         189,500        9,179
                                                 ------------
    TOTAL                                            112,697
                                                 ------------
CONSUMER CYCLICAL (5.2%)
American Greetings Corp.                 13,600          693
Armstrong World Industries,
 Inc.                                     7,600          512
*AutoZone, Inc.                          28,400          907
Black & Decker Corporation               17,800        1,086
Brunswick Corporation                    18,600          460
*Cendant Corporation                    151,554        3,164
Centex Corporation                       11,100          419
Chrysler Corporation                    121,300        6,838
Circuit City Stores, Inc.                18,500          867
Cognizant Corp.                          30,300        1,909
*Consolidated Stores
 Corporation                             20,200          732
Cooper Tire & Rubber Company             14,700          303
*Costco Companies, Inc.                  40,051        2,526
Dana Corporation                         19,600        1,049
Dayton Hudson Corporation                81,800        3,967
Dillard's, Inc.                          20,800          862
Dow Jones & Company, Inc.                18,000        1,004
Dun & Bradstreet Corporation             31,800        1,149
Echlin, Inc.                             11,800          579
*Federated Department Stores,
 Inc.                                    39,200        2,109
Fleetwood Enterprises, Inc.               6,800          272
Ford Motor Company                      224,500       13,246
*Fruit of the Loom, Inc.                 13,700          455
Gannett Company, Inc.                    53,100        3,773
General Motors Corp.                    132,300        8,839
Genuine Parts Company                    33,375        1,154
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Goodyear Tire & Rubber Company           29,300  $     1,888
H & R Block, Inc.                        19,600          826
Harcourt General                         13,200          785
*Harrahs Entertainment                   18,900          439
Hasbro, Inc.                             24,850          977
Hilton Hotels Corporation                46,800        1,334
Home Depot, Inc.                        136,799       11,363
Interpublic Group of Cos., Inc.          23,600        1,432
ITT Industries, Inc.                     22,200          830
J.C. Penney Company, Inc.                46,800        3,384
Jostens, Inc.                             7,300          176
Kaufman & Broad Home Corp.                7,300          232
*Kmart Corporation                       91,300        1,758
Knight-Ridder, Inc.                      14,800          815
Laidlaw Transportation Limited           61,500          750
Liz Claiborne, Inc.                      12,500          653
Lowe's Companies, Inc.                   65,400        2,653
Marriott International, Inc.             47,700        1,544
Masco Corporation                        30,900        1,869
Mattel, Inc.                             54,360        2,300
May Department Stores Company            43,300        2,836
Maytag Corporation                       17,800          879
McGraw-Hill Companies, Inc.              18,500        1,509
Mercantile Stores Company                 6,900          545
Meredith Corporation                      9,900          465
*Mirage Resorts, Inc.                    33,600          716
Nike, Inc.                               54,400        2,649
Nordstrom, Inc.                          14,500        1,120
Omnicom Group                            30,300        1,511
Owens Corning                            10,000          408
Pep Boys-Manny, Moe & Jack               11,900          225
Pulte Corporation                         7,900          236
*Reebok International Ltd.               10,500          291
Russell Corp.                             6,800          205
Sears, Roebuck & Co.                     73,300        4,476
Service Corporation
 International                           47,100        2,019
Sherwin-Williams Company                 32,300        1,070
Snap-On, Inc.                            11,350          411
Springs Industries, Inc.                  3,800          175
Tandy Corporation                        19,300        1,024
The Gap, Inc.                            74,000        4,560
The Limited, Inc.                        42,200        1,398
The New York Times Company               18,000        1,427
The Stanley Works                        16,700          694
Times Mirror Company                     16,600        1,044
TJX Companies, Inc.                      60,400        1,457
*Toys R Us                               53,100        1,251
Tribune Company                          23,000        1,583
TRW, Inc.                                23,000        1,256

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Venator Group, Inc.                      25,200  $       482
VF Corporation                           22,900        1,179
Wal-Mart Stores, Inc.                   420,100       25,521
Whirlpool Corporation                    14,000          963
                                                 ------------
    TOTAL                                            160,467
                                                 ------------
CONSUMER STAPLES (8.1%)
Adolph Coors Co.                          6,900          235
Alberto-Culver Company                   10,600          307
Albertson's, Inc.                        45,900        2,378
American Stores Co.                      51,100        1,236
Anheuser-Busch Companies, Inc.           91,600        4,322
Avon Products, Inc.                      24,700        1,914
BESTFOODS                                53,800        3,124
Brown-Forman Corp.                       12,900          829
Campbell Soup Company                    85,400        4,537
Cardinal Health, Inc.                    20,500        1,922
CBS Corporation                         133,000        4,223
*Clear Channel Communications,
 Inc.                                    23,100        2,521
Clorox Company                           19,300        1,841
Colgate-Palmolive Co.                    55,300        4,866
Comcast Corp.                            65,250        2,649
Conagra, Inc.                            88,900        2,817
CVS Corporation                          71,500        2,784
Darden Restaurant, Inc.                  27,800          441
Deluxe Corp.                             15,200          544
Fort James Corporation                   39,100        1,740
Fortune Brands, Inc.                     32,100        1,234
General Mills, Inc.                      29,600        2,024
Giant Food, Inc.                         11,200          482
Gillette Company                        209,500       11,876
Great Atlantic & Pacific Tea
 Co., Inc.                                7,200          238
H.J. Heinz Company                       68,350        3,836
Hershey Foods Corporation                26,700        1,842
Kellogg Company                          76,900        2,889
Kimberly-Clark Corporation              103,932        4,768
*King World Productions, Inc.            13,800          352
Longs Drug Stores Corp.                   7,200          208
Mc Donald's Corporation                 128,800        8,887
*MediaOne Group, Inc.                   113,500        4,987
Newell Co.                               29,800        1,484
Pepsico, Inc.                           283,800       11,689
Philip Morris Companies, Inc.           453,500       17,857
Procter & Gamble Company                251,100       22,866
R.R. Donnelley & Sons Company            27,300        1,249
Ralston Purina Group                     20,000        2,336
Rite Aid Corporation                     48,200        1,811
Rubbermaid, Inc.                         28,000          929
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Safety-Kleen Corp.                       88,500  $     4,950
Supervalu, Inc.                          11,200          497
Sysco Corporation                        63,600        1,630
*Tele Communications, Inc.               94,914        3,648
The Coca-Cola Company                   462,600       39,552
*The Kroger Company                      47,700        2,045
The Quaker Oats Company                  25,900        1,423
The Seagram Company Ltd.                 66,700        2,731
Time Warner, Inc.                       108,200        9,244
*Tricon Global Restaurants,
 Inc.                                    28,390          900
Tupperware                               11,400          321
Unilever, N.V.                          119,700        9,449
UST, Inc.                                34,500          932
*Viacom, Inc.                            66,056        3,848
Walgreen Co.                             92,600        3,825
Walt Disney Company                     126,236       13,263
Wendy's International, Inc.              24,700          580
Winn-Dixie Stores, Inc.                  27,800        1,423
Wm. Wrigley Jr. Company                  21,700        2,126
                                                 ------------
    TOTAL                                            251,461
                                                 ------------
ENERGY (3.9%)
Amerada Hess Corporation                 17,100          929
Amoco Company                           182,200        7,584
Anadarko Petroleum Corporation           11,200          753
Apache Corporation                       17,900          564
Ashland, Inc.                            14,100          728
Atlantic Richfield Company               60,000        4,688
Baker Hughes, Inc.                       31,700        1,096
Burlington Resource, Inc.                32,975        1,420
Chevron Corp.                           122,800       10,200
Dresser Industries, Inc.                 32,800        1,445
Exxon Corporation                       461,200       32,889
Halliburton Company                      49,000        2,184
Helmerich & Payne, Inc.                   9,400          209
Kerr-McGee Corporation                    8,900          515
Mobil Corporation                       146,700       11,241
Occidental Petroleum
 Corporation                             63,400        1,712
*ORYX Energy Company                     19,800          438
Pennzoil Company                          8,900          450
Phillips Petroleum Company               49,200        2,371
*Rowan Companies, inc.                   16,200          315
Royal Dutch Petroleum Co., ADR          401,100       21,985
Schlumberger Limited                     93,100        6,360
Sun Company, Inc.                        17,700          687
Texaco, Inc.                            102,500        6,118
Union Pacific Resource Group             47,458          833
Unocal Corp.                             46,100        1,648
USX-Marathon Group                       53,900        1,849

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
ENERGY (CONTINUED)
*Western Atlas International,
 Inc.                                    10,200  $       865
                                                 ------------
    TOTAL                                            122,076
                                                 ------------
FINANCE (9.6%)
Aetna, Inc.                              27,793        2,116
Allstate Corporation                     80,247        7,348
American Express Company                 86,900        9,907
American General Corporation             47,503        3,382
American International Group,
 Inc.                                   131,175       19,152
Aon Corporation                          31,350        2,202
Associates First Capital
 Corporation                             64,819        4,983
Banc One Corporation                    131,301        7,328
BankAmerica Corporation                 129,700       11,211
BankBoston Corporation                   54,400        3,026
Bankers Trust New York
 Corporation                             18,300        2,124
BB&T Corporation                         26,700        1,806
Beneficial Corporation                    9,900        1,517
Charles Schwab Corporation               49,650        1,614
Chase Manhattan Corporation             157,648       11,902
CIGNA Corporation                        41,600        2,870
Cincinnati Financial
 Corporation                             30,800        1,182
Citicorp                                 85,400       12,746
Comerica, Inc.                           29,500        1,954
Conseco, Inc.                            35,200        1,646
Countrywide Credit Industries,
 Inc.                                    20,300        1,030
Fannie Mae                              198,500       12,059
Federal Home Loan Mortgage
 Corp.                                  130,000        6,118
Fifth Third Bancorp                      43,575        2,745
First Chicago NBD Corporation            54,405        4,822
First Union Corporation                 180,886       10,537
Fleet Financial Group, Inc.              51,019        4,260
Franklin Resources, Inc.                 47,300        2,554
General Re Corporation                   14,700        3,726
Golden West Financial
 Corporation                             10,600        1,127
Green Tree Financial
 Corporation                             25,500        1,092
H.F. Ahmanson & Company                  20,500        1,456
Hartford Financial Services
 Group, Inc.                             22,100        2,528
Household International, Inc.            60,000        2,985
Huntington Bancshares, Inc.              35,800        1,199
J.P. Morgan & Company, Inc.              33,200        3,889
Jefferson-Pilot Corp.                    19,875        1,152
KeyCorp                                  82,200        2,928
Lehman Bros Holdings, Inc.               19,100        1,481
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
Lincoln National Corporation             19,100  $     1,745
Loews Corp.                              21,500        1,873
Marsh & McLennan Companies,
 Inc.                                    47,700        2,883
MBIA, Inc.                               18,300        1,370
MBNA Corp.                               93,755        3,094
Mellon Bank Corporation                  47,600        3,314
Mercantile Bancorp                       24,500        1,234
Merrill Lynch & Co.                      62,300        5,747
MGIC Investment Corp.                    21,400        1,221
Morgan Stanley, Dean Witter &
 Co.                                    110,780       10,123
National City Corp.                      61,400        4,359
NationsBank Corp.                       175,859       13,453
Northern Trust Corp.                     20,900        1,594
Norwest Corporation                     141,300        5,281
PNC Bank Corp.                           57,100        3,073
Progressive Corporation                  13,500        1,904
Providian Financial Corporation          17,800        1,398
Republic New York Corporation            20,400        1,284
SAFECO, Inc.                             26,400        1,200
St. Paul Companies, Inc.                 43,206        1,817
State Street Corporation                 30,100        2,092
Summit Bancorp                           32,900        1,563
SunAmerica, Inc.                         36,500        2,096
Suntrust Banks, Inc.                     39,400        3,204
Synovus Financial Corp.                  49,150        1,167
The Bank of New York Company,
 Inc.                                    70,500        4,278
The Chubb Corporation                    31,800        2,556
Torchmark Corporation                    26,200        1,199
Transamerica Corporation                 11,800        1,358
Travelers Group, Inc.                   214,538       13,006
U.S. Bancorp                            137,787        5,924
UNUM Corporation                         26,000        1,443
Wachovia Corporation                     38,500        3,253
Washington Mutual, Inc.                  72,170        3,135
Wells Fargo & Company                    16,266        6,002
                                                 ------------
    TOTAL                                            297,947
                                                 ------------
HEALTHCARE (6.3%)
Abbott Laboratories, Inc.               286,100       11,694
Allergan, Inc.                           12,200          566
*Alza Corporation                        16,000          692
American Home Products
 Corporation                            243,000       12,575
*Amgen, Inc.                             49,200        3,216
Bausch & Lomb, Inc.                      10,300          515
Baxter International, Inc.               52,400        2,820
Becton, Dickinson & Company              22,900        1,778
Biomet, Inc.                             20,900          691

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
*Boston Scientific Corp.                 36,400  $     2,607
Bristol-Myers Squibb Company            186,000       21,378
C.R. Bard, Inc.                          10,600          403
Columbia/HCA Healthcare
 Corporation                            121,150        3,528
Eli Lilly & Company                     207,500       13,708
Guidant Corporation                      28,200        2,011
*HEALTHSOUTH Corporation                 73,600        1,964
*Humana, Inc.                            30,600          954
Johnson & Johnson                       251,500       18,548
Mallinckrodt, Inc.                       13,700          407
Manor Care, Inc.                         11,900          457
Medtronic, Inc.                          87,700        5,591
Merck & Co., Inc.                       224,100       29,973
Pfizer, Inc.                            241,900       26,292
Pharmacia & Upjohn, Inc.                 94,930        4,379
Schering-Plough Corporation             136,900       12,543
*St. Jude Medical, Inc.                  15,650          576
*Tenet Healthcare Corp.                  57,300        1,791
U.S. Surgical Corporation                14,200          648
*United Healthcare Corp.                 35,200        2,235
Warner-Lambert Company                  152,800       10,601
                                                 ------------
    TOTAL                                            195,141
                                                 ------------
TECHNOLOGY (8.1%)
*3COM Corporation                        66,300        2,035
Adobe Systems, Inc.                      12,800          543
*Advanced Micro Devices, Inc.            26,500          452
*Andrew Corporation                      16,562          299
*Apple Computer, Inc.                    24,800          711
*Applied Materials, Inc.                 68,500        2,021
*Ascend Communications, Inc.             36,100        1,789
Autodesk, Inc.                            8,700          336
Automatic Data Processing, Inc.          55,900        4,074
*Bay Networks                            41,100        1,325
*Cabletron Systems, Inc.                 29,600          398
*Ceridian Corp.                          13,500          793
*Cisco Systems, Inc.                    190,400       17,529
Compaq Computer Corporation             309,167        8,773
Computer Associates
 International, Inc.                    102,112        5,674
*Computer Sciences Corp.                 29,200        1,869
*Data General Corporation                 9,100          136
*Dell Computer Corp.                    122,100       11,332
*DSC Communications Corporation          22,100          663
Eastman Kodak Company                    60,800        4,442
EG&G, Inc.                                8,500          255
*EMC Corporation                         92,800        4,159
Equifax, Inc.                            28,100        1,020
First Data Corporation                   80,100        2,668
                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Gateway 2000, Inc.                      29,000  $     1,468
*General Instrument Corporation          27,700          753
Harris Corporation                       14,900          666
HBO & Company                            78,900        2,781
Hewlett-Packard Company                 194,500       11,646
Ikon Office Solutions                    25,200          367
Intel Corporation                       306,000       22,682
International Business Machines
 Corporation                            181,800       20,873
*KLA-Tencor Corporation                  15,700          435
*LSI Logic Corp.                         26,500          611
Lucent Technologies, Inc.               243,386       20,247
*Micron Technology                       39,600          983
*Microsoft Corporation                  455,400       49,354
Motorola, Inc.                          111,700        5,871
*National Semiconductor
 Corporation                             30,700          405
Northern Telecom Limited                 97,400        5,527
*Novell, Inc.                            65,600          836
*Oracle Corporation                     184,050        4,521
*Parametric Technology Company           48,000        1,302
Perkin-Elmer Corporation                  9,100          566
Polaroid Corporation                      8,400          299
Raytheon Company Class B                 63,400        3,749
Scientific-Atlanta, Inc.                 14,800          375
*Seagate Technology, Inc.                45,300        1,079
Shared Medical Systems Corp.              4,900          360
*Silicon Graphics                        35,100          425
*Sun Microsystems, Inc.                  70,600        3,066
Tektronix, Inc.                           9,400          333
*Tellabs, Inc.                           33,900        2,428
Texas Instruments, Inc.                  73,000        4,257
*Unisys Corporation                      46,700        1,319
W.W. Grainger, Inc.                      18,600          927
Xerox Corporation                        61,000        6,199
                                                 ------------
    TOTAL                                            250,006
                                                 ------------
TRANSPORTATION (0.6%)
*AMR Corporation                         34,100        2,839
Burlington Northern Santa Fe             29,233        2,870
CSX Corporation                          40,800        1,856
Delta Air Lines, Inc.                    14,000        1,809
*FDX Corporation                         27,420        1,721
Norfolk Southern Corporation             70,500        2,102
Ryder System, Inc.                       14,300          451
Southwest Airlines Co.                   41,300        1,224
Union Pacific Corporation                46,200        2,039
*US Airways Group, Inc.                  17,100        1,355
                                                 ------------
    TOTAL                                             18,266
                                                 ------------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
COMMON STOCK (54.0%)                  PAR          (000'S)
-------------------------------------------------------------
UTILITIES (1.7%)
Ameren Corporation                       25,700  $     1,022
American Electric Power
 Company, Inc.                           35,500        1,611
Baltimore Gas & Electric Co.             27,600          857
Carolina Power & Light Company           28,100        1,219
Central & South West
 Corporation                             39,700        1,067
Cinergy Corporation                      29,505        1,033
Coastal Corp.                            19,800        1,382
Columbia Energy Group                    15,600          868
Consolidated Edison Co. of New
 York                                    44,000        2,027
Consolidated Natural Gas
 Company                                 17,900        1,054
Dominion Resources, Inc.                 36,200        1,475
DTE Energy Company                       27,100        1,094
Duke Energy Corp.                        67,271        3,986
Eastern Enterprises                       3,800          163
Edison International                     71,300        2,108
Enron Corp.                              61,400        3,319
Entergy Corporation                      45,600        1,311
FirstEnergy Corp.                        43,100        1,325
FPL Group, Inc.                          34,000        2,142
GPU, Inc.                                23,700          896
Houston Industries, Inc.                 52,826        1,631
*Niagara Mohawk Power
 Corporation                             27,000          403
Nicor, Inc.                               9,000          361
Northern States Power Company            27,900          799
ONEOK, Inc.                               5,800          231
P P & L Resources, Inc.                  31,000          703
PacifiCorp                               55,500        1,256
PECO Energy Company                      41,600        1,214
Peoples Energy Corporation                6,600          255
PG&E Corp.                               71,300        2,250
Public Service Enterprise
 Group, Inc.                             43,400        1,495
*Sempra Energy                           23,459          651
Sonat, Inc.                              20,600          796
Southern Company                        129,100        3,574
Texas Utilities Company                  46,095        1,919
UNICOM Corp.                             40,500        1,420
Williams Companies, Inc.                 76,900        2,595
                                                 ------------
    TOTAL                                             51,512
                                                 ------------
    TOTAL COMMON STOCK                             1,671,072
                                                 ------------

                                    SHARES/      MARKET VALUE
SHORT TERM INVESTMENTS (13.0%)        PAR          (000'S)
-------------------------------------------------------------
MONEY MARKET INVESTMENTS (12.9%)
AUTOMOBILE REPAIR, SERVICES, & PARKING (1.4%)
PHH Corporation, 6.349%,
 07/01/98                            17,700,000  $    17,700
+PHH Corporation, 5.65%,
 07/15/98                            25,000,000       24,945
                                                 ------------
    TOTAL                                             42,645
                                                 ------------
BANK HOLDING COMPANIES (0.8%)
Cargill Incorporated, 5.73%,
 07/10/98                            25,000,000       24,964
                                                 ------------
ELECTRIC SERVICES (0.2%)
Pacific Gas & Electric Co.,
 5.375%, 8/1/98                       5,000,000        4,998
                                                 ------------
ENERGY (0.0%)
Petroleos Mexicanos, 8%, 7/1/98
 (144A)                               1,000,000        1,000
                                                 ------------
FOREIGN GOVERNMENT (0.1%)
Bonos Del Tesoro, 8%, 12/13/98        3,500,000        3,514
                                                 ------------
FINANCE (4.1%)
+American General Finance,
 5.55%, 08/18/98                     25,000,000       24,815
+Asset Securitization, 5.55%,
 07/30/98                            25,000,000       24,888
BAT Capital Corporation, 5.65%,
 07/31/98                            27,000,000       26,873
+CIT Group Holdings, 5.52%,
 07/08/98                            25,000,000       24,973
+International Securitization
 Corp., 5.55%, 07/15/98              25,000,000       24,946
                                                 ------------
    TOTAL                                            126,495
                                                 ------------
GOVERNMENT (0.7%)
+Federal Home Loan Mortgage
 Corporation, 5.43%, 08/07/98        10,000,000        9,923
U.S. Treasury Bill, 5.11%,
 06/24/99                            12,000,000       11,395
                                                 ------------
    TOTAL                                             21,318
                                                 ------------
PERSONAL CREDIT INSTITUTIONS (4.0%)
+Associates Corporation of
 N.A., 5.53%, 08/20/98               25,000,000       24,808
+Ford Motor Credit Company,
 5.52%, 07/15/98                     25,000,000       24,946
+General Electric Capital
 Corp., 5.53%, 08/26/98              25,000,000       24,785
General Motors Acceptance
 Corp., 5.53%, 08/11/98              25,000,000       24,843
Variable Funding Capital Corp.,
 5.57%, 07/24/98                     25,000,000       24,911
                                                 ------------
    TOTAL                                            124,293
                                                 ------------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
JUNE 30, 1998

                                    SHARES/      MARKET VALUE
SHORT TERM INVESTMENTS (13.0%)        PAR          (000'S)
-------------------------------------------------------------
PETROLEUM AND COAL PRODUCTS (0.8%)
E.I. Du Pont de Nemours and
 Company, 5.55%, 08/07/98            25,000,000  $    24,857
                                                 ------------
SHORT TERM BUSINESS CREDIT (0.8%)
+Sears Roebuck Acceptance
 Corp., 5.53%, 08/12/98              25,000,000       24,839
                                                 ------------
    TOTAL MONEY MARKET
     INVESTMENTS                                     398,923
                                                 ------------
                                    SHARES/      MARKET VALUE
ASSET-BACKED SECURITIES (0.1%)        PAR          (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (0.1%)
BTC Mortgage Investors Trust -
 Class A, 6.255%, 12/31/09            2,276,401  $     2,271
                                                 ------------
    TOTAL ASSET-BACKED
     SECURITIES                                        2,271
                                                 ------------
    TOTAL SHORT TERM
     INVESTMENTS                                     401,194
                                                 ------------
    TOTAL BALANCED PORTFOLIO
     (99.4%) (COST
     $2,096,981,447)^                              3,073,865
    OTHER ASSETS, LESS
     LIABILITIES (0.6%)                               19,284
                                                 ------------
    TOTAL NET ASSETS (100.0%)                    $ 3,093,149
                                                 ------------

IO-Interest Only Security
144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
* Non-Income Producing
#Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.
+ Partially held by the custodian in a segregated account as collateral for open futures postions. Information regarding open futures contracts as of June 30, 1998 is summarized below:

                                                 UNREALIZED
                      NUMBER OF    EXPIRATION   APPRECIATION
ISSUER                CONTRACTS       DATE         (000'S)
--------------------  ----------  ------------  -------------
S&P 500 Stock Index      533          9/98         $3,602

(Total Market Value at
6/30/98, $152,304,750)

Foreign forward currency contracts outstanding at June 30, 1998:

                                                           UNREALIZED
                      PRINCIPAL AMT. COVERED  EXPIRATION  APPRECIATION
TYPE       CURRENCY        BY CONTRACT          MONTH        (000'S)
---------  ---------  ----------------------  ----------  -------------
Sell          DEM           11,782,980          09/98          $36

DEM-German Deutschmark

** Foreign security denominated in Greek Drachma.

^ At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $2,096,981,447 and the net unrealized appreciation of investments based on that cost was $976,883,843 which is comprised of $1,000,501,525 aggregate gross unrealized appreciation and $23,617,682 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
High current income and capital      Generate superior performance by investing in a        $190,372,755
appreciation with moderate risk      diversified mix of fixed income securities rated
                                     below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.

During the first half of 1998, the Portfolio significantly outperformed the Lehman Brothers High Yield Intermediate Market Index. This strong performance can be attributed largely to careful selection of market sectors and individual securities, the selective inclusion of undervalued preferred stocks, and the relatively high proportion of positive to negative credit developments.

During the first quarter of the year, a major theme was the adoption of a more conservative credit posture by reducing exposure to debt in emerging markets, particularly in Southeast Asia. This action was beneficial in two respects: it limited exposure to subsequent Asian weakness, and it created the flexibility to opportunistically take advantage of trading weakness in Latin America during the second quarter as quality credits from this region dropped to bargain levels. Exposure to the telecommunications and cable television industries was also increased, in order to take advantage of the strong prospects and merger activity in these industries.

In the first six months of 1998, new issuance of high-yield securities was very heavy, with total volume just below the record level for the full year 1997. Because the market had difficulty absorbing this heavy supply of new bonds, the spread between high-yield and investment-grade bonds moved to the widest level in more than two years. The Portfolio's managers took advantage of this opportunity to buy medium-quality high-yield bonds. The Portfolio's focus on current yield and medium quality should position it well to participate in a credit rally but also provides a strong yield buffer should interest rates rise unexpectedly.

     Percentage Holdings by Industry Sector
       6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                       19%
Broadcasting/Media                       14%
Leisure                                  12%
Cable Television                         11%
Consumer Related/Health Care             14%
Basic Materials/Energy                    8%
Transportation                            7%
Finance                                   5%
Services                                  3%
Other Industries                          5%
Cash Equivalents                          2%

     Performance Relative to
     Lehman Brothers High Yield Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   LEHMAN BROTHERS HIGH YIELD
                                    HIGH YIELD BOND PORTFOLIO      INTERMEDIATE MARKET INDEX
5/94                                                    $10,000                         $10,000
6/94                                                    $10,110                         $10,061
6/95                                                    $11,490                         $11,330
6/96                                                    $12,836                         $12,465
6/97                                                    $15,684                         $14,158
6/98                                                    $17,635                         $15,680
Average Annual Total Return
For Periods Ended June 30, 1998
                                                       One Year                 Since Inception
High Yield Bond Portfolio                                12.44%                          14.62%
Lehman Brothers Index                                    10.75%                          11.42%

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.
    The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

HIGH YIELD BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                                         MARKET
                                                            SHARES/       VALUE
BONDS (82.8%)                                                 PAR        (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (1.8%)
PAPER (1.3%)
Indah Kiat Fin Mauritius Ltd., 10.00%, 07/01/07            1,000,000    $    708
Pindo Deli Fin Mauritius, 10.75%, 10/01/07                 2,500,000       1,750
                                                                        ---------
    TOTAL                                                                  2,458
                                                                        ---------
STEEL (0.5%)
Renco Steel Holdings, Inc., 10.875%, 2/01/05 (144A)        1,000,000       1,000
                                                                        ---------
    TOTAL BASIC MATERIALS                                                  3,458
                                                                        ---------
BROADCASTING/MEDIA (5.9%)
BROADCASTING (5.1%)
+Big City Radio, Inc., 11.25%, 3/15/05 (144A)              4,900,000       3,724
+Fox Family Worldwide, Inc., 10.25%, 11/01/07              4,600,000       2,990
Fox Family Worldwide, Inc., 9.25%, 11/01/07                1,900,000       1,900
+Fox/Liberty Network, 9.75%, 08/15/07                      1,650,000       1,138
                                                                        ---------
    TOTAL                                                                  9,752
                                                                        ---------
PRINTING AND PUBLISHING (0.8%)
+Diva System Corp., 12.625%, 3/01/08                       3,375,000       1,553
                                                                        ---------
    TOTAL BROADCASTING/MEDIA                                              11,305
                                                                        ---------
CABLE TELEVISION (7.5%)
CTI Holdings, S A, 11.50%, 04/15/08 (144A)                 2,000,000       1,110
+International Cabletel, Inc., 11.50%, 02/01/06            3,000,000       2,475
+NTL, Inc.,9.75%, 4/01/08 (144A)                           3,950,000       2,568
Rogers Communications, 8.875%, 7/15/07                     3,250,000       3,274
Supercanal Holdings S A, 11.50%, 05/15/05 (144A)           2,500,000       2,400
+Telewest PLC, 11.00%, 10/1/07                             3,000,000       2,490
                                                                        ---------
    TOTAL CABLE TELEVISION                                                14,317
                                                                        ---------
CONSUMER RELATED (11.0%)
CONSUMER STAPLES (2.1%)
North Atlantic Trading, Inc., 11.00%, 6/15/04              2,250,000       2,250
+SF Holdings Group, Inc., 12.75%, 3/15/08                  3,250,000       1,739
                                                                        ---------
    TOTAL                                                                  3,989
                                                                        ---------
FOODS/FOOD SERVICES (6.6%)
Favorite Brands Int'l, Inc., 10.75%, 05/15/06 (144A)       4,500,000       4,545
Global Health Sciences, Inc., 11.0%, 05/01/08 (144A)       2,500,000       2,469

                                                                         MARKET
                                                            SHARES/       VALUE
BONDS (82.8%)                                                 PAR        (000'S)
---------------------------------------------------------------------------------
FOODS/FOOD SERVICES (CONTINUED)
Iowa Select Farms L.P., 10.75%, 12/01/05 (144A)            3,700,000    $  3,719
Planet Hollywood, 12.00%, 4/01/05 (144A)                   2,100,000       1,901
                                                                        ---------
    TOTAL                                                                 12,634
                                                                        ---------
HOUSEHOLD PRODUCTS (0.4%)
+Diamond Brands, 12.875%, 04/15/09 (144A)                  1,250,000         668
                                                                        ---------
SOAPS & TOILETRIES (1.9%)
AKI, Inc., 10.50%, 07/01/08 (144A)                         1,250,000       1,256
Styling Technologies, 10.875%, 07/01/08 (144A)             2,300,000       2,335
                                                                        ---------
    TOTAL                                                                  3,591
                                                                        ---------
    TOTAL CONSUMER RELATED                                                20,882
                                                                        ---------
ENERGY RELATED (5.8%)
OIL AND GAS INDEPENDENT (4.3%)
Belden & Blake Corp., 9.875%, 6/15/07                      2,250,000       2,199
Chesapeake Energy, 9.625%, 05/01/05 (144A)                 1,750,000       1,754
Gothic Production Corp., 11.125%, 05/01/05 (144A)          4,500,000       4,309
                                                                        ---------
    TOTAL                                                                  8,262
                                                                        ---------
OIL FIELD SERVICES (1.5%)
Bayard Drilling Technologies, 11.00%, 06/30/05 (144A)      2,800,000       2,814
                                                                        ---------
    TOTAL ENERGY RELATED                                                  11,076
                                                                        ---------
FINANCE (4.1%)
FINANCE COMPANIES (2.9%)
Arcadia Financial, Ltd., 11.50%, 3/15/07                   4,000,000       4,010
BF Saul Real Estate, 9.75%, 4/01/08                        1,500,000       1,481
                                                                        ---------
    TOTAL                                                                  5,491
                                                                        ---------
INSURANCE (1.2%)
Superior Nat'l Capital Trust I, 10.75%, 12/01/17           2,000,000       2,150
                                                                        ---------
    TOTAL FINANCE                                                          7,641
                                                                        ---------
HEALTHCARE (2.5%)
HEALTHCARE (1.1%)
Vencor, Inc., 9.875%, 05/01/05 (144A)                      2,100,000       2,066
                                                                        ---------
HOSPITAL SUPPLIES (1.4%)
Medaphis Corp., 9.50%, 2/15/05 (144A)                      2,750,000       2,723
                                                                        ---------
    TOTAL HEALTHCARE                                                       4,789
                                                                        ---------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                                         MARKET
                                                            SHARES/       VALUE
BONDS (82.8%)                                                 PAR        (000'S)
---------------------------------------------------------------------------------
LEISURE (11.6%)
GAMING (5.2%)
Trump Atlantic, 11.25%, 5/1/06                             2,500,000    $  2,425
Trump Hotels & Casino Resorts, 15.50%, 6/15/05             2,000,000       2,250
Venetian Casino/LV Sands, 12.25%, 11/15/04                 5,000,000       5,163
                                                                        ---------
    TOTAL                                                                  9,838
                                                                        ---------
LEISURE RELATED (2.7%)
+Hedstrom Holdings Inc., 12.00%, 6/1/09                    3,325,000       2,128
Samsonite Corp., 10.75%, 06/15/08                          3,000,000       2,978
                                                                        ---------
    TOTAL                                                                  5,106
                                                                        ---------
MOVIE THEATERS (3.7%)
Clearview Cinemas, 10.875%, 06/01/08                       2,500,000       2,543
Hollywood Theaters, Inc., 10.625%, 08/01/07                1,350,000       1,397
Silver Cinemas, 10.50%, 04/15/05 (144A)                    3,000,000       3,015
                                                                        ---------
    TOTAL                                                                  6,955
                                                                        ---------
    TOTAL LEISURE                                                         21,899
                                                                        ---------
OTHER INDUSTRIES (4.5%)
APPAREL, TEXTILE (0.4%)
PT Polysindo, 13.00%, 6/15/01                              2,000,000         800
                                                                        ---------
AUTO RELATED (1.0%)
Exide Corporation, 2.90%, 12/15/05 (144A)                  3,000,000       1,853
                                                                        ---------
HOUSEHOLD FURNISHINGS, APPLIANCES (3.1%)
Corning Consumer Products Co., 9.625%, 05/01/08 (144A)     1,100,000       1,091
Home Interiors & Gifts, Inc., 10.125%, 06/01/08 (144A)     1,500,000       1,532
Imperial Home, 11.00%, 3/15/08                             3,200,000       3,312
                                                                        ---------
    TOTAL                                                                  5,935
                                                                        ---------
    TOTAL OTHER INDUSTRIES                                                 8,588
                                                                        ---------
SERVICES (3.0%)
PROFESSIONAL SERVICES (3.0%)
+AP Holdings Inc., 11.25%, 3/15/08 (144A)                  1,000,000         605
+Decisionone Holdings, 11.50%, 8/1/08                      3,875,000       2,344
Decisionone Holdings, 9.75%, 8/1/07                        1,800,000       1,737
Federal Data Corp., 10.125%, 8/01/05                       1,000,000       1,015
                                                                        ---------
    TOTAL SERVICES                                                         5,701
                                                                        ---------
                                                                         MARKET
                                                            SHARES/       VALUE
BONDS (82.8%)                                                 PAR        (000'S)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (18.0%)
Arch Communications, 12.75%, 07/01/07 (144A)               4,000,000    $  4,025
+Bestel S A de CV, 12.75%, 05/15/05                        3,750,000       2,531
+Call-Net Enterprises, 9.27%, 8/15/07                      1,000,000         700
Comtel Brasileira Ltda., 10.75%, 9/26/04 (144A)              500,000         461
+Firstworld Communications, 13.00%, 04/15/08               2,500,000       1,100
+GST USA, Inc., 13.875%, 12/15/05                          2,100,000       1,701
+GST Network Funding, Inc., 10.50%, 05/01/08 (144A)        3,200,000       1,920
+Hyperion Telecommunications, 13.00%, 4/15/03              3,450,000       2,570
Hyperion Telecommunications, 12.25%, 9/01/04                 900,000         970
+KMC Telecommunication Hldgs, 12.50%, 2/15/08              6,250,000       3,625
+Metronet Communications, 10.75%, 11/01/07                 4,825,000       3,166
+Metronet Communications, 9.95%, 06/15/08 (144A)           3,900,000       2,413
++Mobilemedia Communications Inc., 10.50%, 12/01/03        2,000,000         540
+Nextel Communications, Inc., 9.75%, 10/31/07              2,000,000       1,300
+Nextel Communications, Inc., 9.75%, 2/15/08 (144A)        2,500,000       1,597
+Pinnacle Hldgs., Inc., 10.00%, 3/15/08 (144A)             3,250,000       2,129
+21st Century Telecom, 12.25%, 2/15/08 (144A)              1,750,000         980
Viatel, Inc., 12.50%, 04/15/08                             2,500,000       1,513
Winstar Communications, 10.00%, 3/15/08 (144A)             1,000,000         993
                                                                        ---------
    TOTAL TELECOMMUNICATIONS                                              34,234
                                                                        ---------
TRANSPORTATION (6.6%)
TRUCKING AND SHIPPING (6.6%)
Greyhound Lines, Inc., 11.50%, 4/15/07                     3,000,000       3,330
Navigator Gas Trans PLC, 12.00%, 06/30/07                    900,000       1,017
Navigator Gas Trans PLC, 10.50%, 06/30/07 (144A)           3,600,000       3,753
Stena Line AB, 10.625%, 06/01/08                           4,500,000       4,556
                                                                        ---------
    TOTAL TRANSPORTATION                                                  12,656
                                                                        ---------
UTILITIES (0.5%)
Companhia De Saneamento Basico, 10%, 7/28/05 (144A)          500,000         435

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                                         MARKET
                                                            SHARES/       VALUE
BONDS (82.8%)                                                 PAR        (000'S)
---------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Espirito Santo Centrais Electricad, 10%, 7/15/07 (144A)      500,000    $    423
                                                                        ---------
    TOTAL UTILITIES                                                          858
                                                                        ---------
    TOTAL BONDS                                                          157,404
                                                                        ---------

                                                                         MARKET
                                                            SHARES/       VALUE
PREFERRED STOCK (14.7%)                                       PAR        (000'S)
---------------------------------------------------------------------------------
BROADCASTING MEDIA (8.6%)
BROADCASTING (6.1%)
**CBS Radio Inc. (PIK)                                        18,769    $  2,173
**Citadel Broadcasting Co. (PIK)                              14,200       1,676
Cumulus Media, Inc.                                           30,000       3,075
Sinclair Capital                                              43,500       4,822
                                                                        ---------
    TOTAL                                                                 11,746
                                                                        ---------
PRINTING AND PUBLISHING (2.5%)
Primedia, Inc.                                                45,000       4,708
                                                                        ---------
    TOTAL BROADCASTING/MEDIA                                              16,454
                                                                        ---------
CABLE TELEVISION (3.4%)
**CSC Holdings, Inc. (PIK)                                    55,942       6,531
                                                                        ---------
ENERGY RELATED (0.4%)
GAS UTILITY (0.4%)
Petroleum Heat & Power Inc.                                   48,750         780
                                                                        ---------
FINANCE (0.9%)
BANKS (0.9%)
California Fed Pfd Capital                                    60,000       1,639
                                                                        ---------
LEISURE RELATED (0.3%)
**Samsonite Corp. (PIK)                                        6,250         625
                                                                        ---------
TELECOMMUNICATIONS (1.1%)
**21st Century Telecom (PIK)                                   8,790         887
**Hyperion Telecommunications (PIK)                           11,219       1,166
                                                                        ---------
    TOTAL TELECOMMUNICATIONS                                               2,053
                                                                        ---------
    TOTAL PREFERRED STOCK                                                 28,082
                                                                        ---------

                                                                         MARKET
                                                            SHARES/       VALUE
COMMON STOCK AND WARRANTS (0.6%)                              PAR        (000'S)
---------------------------------------------------------------------------------
APPAREL AND TEXTILE (0.3%)
*Ithaca Industries Inc.                                      136,000    $    510
                                                                        ---------
FINANCE (0.0%)
FINANCE COMPANIES (0.0%)
*Arcadia Financial, Ltd.                                       4,000          40
                                                                        ---------

                                                                         MARKET
                                                            SHARES/       VALUE
COMMON STOCK & WARRANTS (0.6%)                                PAR        (000'S)
---------------------------------------------------------------------------------
LEISURE (0.3%)
LEISURE RELATED (0.3%)
*Hedstrom Holdings, Inc. (144A)                              201,674    $    252
Meditrust Corp.                                               11,117         311
                                                                        ---------
    TOTAL LEISURE                                                            563
                                                                        ---------
TELECOMMUNICATIONS (0.0%)
*21st Century Telecom                                          8,500          76
                                                                        ---------
    TOTAL COMMON STOCK
          AND WARRANTS                                                     1,189
                                                                        ---------

                                                                         MARKET
                                                            SHARES/       VALUE
MONEY MARKET INVESTMENTS (2.6%)                               PAR        (000'S)
---------------------------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (1.5%)
PHH Corporation, 6.35%, 07/01/98                           2,900,000    $  2,900
                                                                        ---------
FINANCE SERVICES (0.6%)
CXC Incorporated, 5.52%, 07/15/98                          1,100,000       1,097
                                                                        ---------
PERSONAL CREDIT INSTITUTIONS (0.5%)
General Electric Capital Corporation, 5.52%, 07/08/98      1,000,000         999
                                                                        ---------
    TOTAL MONEY MARKET INVESTMENTS                                         4,996
                                                                        ---------
    TOTAL INVESTMENTS (100.7%) (COST $193,372,085)^                      191,671
    OTHER ASSETS, LESS LIABILITIES (-0.7%)                                (1,298)
                                                                        ---------
    TOTAL NET ASSETS (100.0%)                                           $190,373
                                                                        ---------

    * Non-Income Producing
    + Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.
   ++ Defaulted Security
   **PIK-Payment in Kind
   144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securites may be resold as transactions exempt from registration, normally to qualified institutional buyers.
   ^ At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $193,372,085 and the net unrealized depreciation of investments based on that cost was $1,700,747, which is comprised of $6,255,707 aggregate gross unrealized appreciation and $7,956,454 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

SELECT BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
A stable and relatively high     Invest in high grade corporate bonds, U.S.       $265,498,531
level of long-term total return  government bonds and bonds of government
and preservation of capital      agencies.

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests in high quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In recent months the Select Bond Portfolio has underperformed its benchmark for two reasons. Early in 1998, a defensive posture on interest rates was adopted, in the belief that rates were likely to increase; however, interest rates have continued to decline. A larger negative impact on performance was the default of one bond purchased before the economic crisis in Asia began, PT Polysindo, an Indonesian textile manufacturer. When the company defaulted, the bond lost approximately 80% of its market value, and coupon payments ceased as well. These two negative factors offset several positive decisions, including an overweighting in commercial mortgage-backed securities and favorable industry selection within the corporate bond sector.

     Percentage Holdings
       6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds                                     22%
Mortgage-Backed and Asset-Backed Securities         42%
Government and Government Agencies                  31%
Short-Term Investments                               5%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

     Performance Relative to
     Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       SELECT BOND PORTFOLIO            MLDM INDEX

6/30/88                             $ 10,000                        $ 10,000
6/30/89                             $ 12,263                        $ 11,243
6/30/90                             $ 13,046                        $ 12,067
6/30/91                             $ 14,457                        $ 13,380
6/30/92                             $ 16,639                        $ 15,273
6/30/93                             $ 18,766                        $ 17,095
6/30/94                             $ 18,722                        $ 16,918
6/30/95                             $ 21,114                        $ 19,048
6/30/96                             $ 22,170                        $ 19,992
6/30/97                             $ 24,076                        $ 21,627
6/30/98                             $ 26,208                        $ 23,934
                                                 Average Annual Total Return
                                                  For Periods Ended June 30,
                                                                        1998
                                                                    One Year   Five Years   Ten Years
Select Bond Portfolio                                                  8.84%        6.91%      10.11%
MLDM Index                                                            10.67%        6.96%       9.12%

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 6/30/88. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Accumulation unit values, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
CORPORATE BONDS (21.9%)
AUTO-RELATED (0.4%)
Hertz Corp., 9.04%, 6/14/00               900,000  $      952
                                                   -----------
COMMERCIAL BANKS (2.0%)
Wachovia Capital Trust V, 7.965%,
 6/1/27 (144A)                          5,000,000       5,449
                                                   -----------
BANK HOLDING COMPANIES (2.8%)
BT Institutional Capital Trust,
 7.75%, 12/1/26 (144A)                  4,000,000       4,184
NationsBank Lease Pass Thru
 Trust, Class 1, 7.442%, 1/10/11
 (144A)                                 3,000,000       3,165
                                                   -----------
    TOTAL                                               7,349
                                                   -----------
CHEMICALS AND ALLIED PRODUCTS (0.8%)
Dow Capital B.V., 8.5%, 6/8/10          1,800,000       2,117
                                                   -----------
COMMUNICATIONS (1.2%)
+Panamsat, 11.375%, 8/1/03              3,000,000       3,105
                                                   -----------
ELECTRIC SERVICES (4.1%)
Comed Financing II, 8.5%, 1/15/27       1,750,000       1,935
Niagra Mohawk Power, 7.0%,
 10/1/00                                2,000,000       2,000
Niagra Mohawk Power, 7.25%,
 10/1/02                                1,300,000       1,299
Ohio Edison Company, 7.375%,
 9/15/02                                1,000,000       1,039
PECO Energy Company, 7.75%,
 3/1/23                                 1,150,000       1,208
Public Service Electric & Gas
 Co., 6.875%, 1/1/03                    2,250,000       2,314
Texas Utilities Electric Co.,
 7.875%, 3/1/23                         1,000,000       1,058
                                                   -----------
    TOTAL                                              10,853
                                                   -----------
FINANCE (2.1%)
Associates Corp. of North
 America, 7.95%, 2/15/10                1,500,000       1,690
Industrial Credit and Investment
 Corp of India, 7.55%, 8/15/07
 (144A)                                 4,400,000       3,838
                                                   -----------
    TOTAL                                               5,528
                                                   -----------
FOREIGN BANKS - BRANCHES & AGENCIES (2.0%)
Fuji Bank, Ltd., 9.87%, 12/31/49
 (144A)                                 6,000,000       5,273
                                                   -----------
GENERAL MERCHANDISE STORES (2.6%)
LB Commercial Conduit Mortgage
 Trust, Class A3, 8.396%, 1/20/17       4,963,126       5,870
May Dept Stores Company, 7.45%,
 10/15/16                               1,000,000       1,089
                                                   -----------
    TOTAL                                               6,959
                                                   -----------

                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
MOTION PICTURE (0.4%)
News America Holdings Inc.,
 8.25%, 8/10/18                         1,000,000  $    1,133
                                                   -----------
MOTOR VEHICLES (0.6%)
General Motors Corporation, 8.8%,
 3/1/21                                 1,250,000       1,590
                                                   -----------
TELEPHONE COMMUNICATIONS (1.7%)
Comcast Cellular Holdings, 9.5%,
 5/1/07                                 2,000,000       2,085
GTE Corporation, 6.94%, 4/15/28         2,500,000       2,551
                                                   -----------
    TOTAL                                               4,636
                                                   -----------
TEXTILES (0.6%)
Polysindo International Finance,
 11.375%, 6/15/06                       4,200,000       1,638
                                                   -----------
TOBACCO (0.6%)
Philip Morris Companies, 9.25%,
 2/15/00                                  500,000         523
RJR Nabisco Inc., 8.625%, 12/1/02       1,000,000       1,036
                                                   -----------
    TOTAL                                               1,559
                                                   -----------
    TOTAL CORPORATE BONDS                              58,141
                                                   -----------
GOVERNMENT BONDS (DOMESTIC AND FOREIGN)
 AND AGENCY BONDS (31.2%)
FOREIGN GOVERNMENT BONDS (5.5%)
*Hellenic Republic, 8.6%, 3/26/08     220,000,000         762
*Hellenic Republic, 8.8%, 6/19/07   1,700,000,000       5,894
Republic of Brazil, 8.0%, 4/15/14       1,867,783       1,370
Republic of Indonesia, 7.75%,
 8/1/06                                 2,000,000       1,453
Republic of Korea, 8.875%,
 4/15/08                                4,600,000       4,175
Vnesheconombank, 6.625%, 12/15/15
 (144A)                                 1,600,000         886
                                                   -----------
    TOTAL                                              14,540
                                                   -----------
FEDERAL GOVERNMENT AND AGENCIES (25.7%)
Federal Farm Credit, 6.51%,
 1/7/08                                 2,000,000       2,003
Federal Home Loan Bank Bond,
 6.5%, 1/7/08                           1,925,000       1,911
Federal National Mortgage Assoc.,
 6.22%, 2/1/06                          1,928,166       1,949
Federal National Mortgage Assoc.,
 6.24%, 1/1/06                          5,436,652       5,499
Federal National Mortgage Assoc.,
 6.32%, 2/1/06                          3,907,663       3,971
Federal National Mortgage Assoc.,
 6.500%, 09/25/05                       2,581,063       2,598

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 6.750%, 04/25/18                       2,441,311  $    2,502
Federal National Mortgage Assoc.,
 6.750%, 12/25/23                       3,500,000       3,542
Federal National Mortgage Assoc.,
 6.960%, 10/01/07                       3,281,353       3,458
Federal National Mortgage Assoc.,
 7.0%, 6/1/03                             722,951         734
Federal National Mortgage Assoc.,
 7.360%, 4/1/11                         3,408,505       3,701
Federal National Mortgage Assoc.,
 8.400%, 02/25/09                       2,500,000       2,757
Federal National Mortgage Assoc.,
 10%, 10/1/17                             117,284         127
Federal National Mortgage Assoc.,
 11.000%, 12/01/12                        226,057         250
Federal National Mortgage Assoc.,
 11.000%, 09/01/17                      1,753,528       1,957
Federal National Mortgage Assoc.,
 11.000%, 12/01/17                        571,387         639
Federal National Mortgage Assoc.,
 11.000%, 02/01/18                        679,249         758
Federal National Mortgage Assoc.,
 11.500%, 04/01/18                        766,856         868
Federal National Mortgage Assoc.,
 12.000%, 09/01/12                      1,838,610       2,089
Federal National Mortgage Assoc.,
 12.000%, 12/01/12                        354,567         403
Federal National Mortgage Assoc.,
 12.000%, 09/01/17                        600,779         689
Federal National Mortgage Assoc.,
 12.000%, 10/01/17                        869,297         997
Federal National Mortgage Assoc.,
 12.000%, 12/01/17                        498,081         572
Federal National Mortgage Assoc.,
 12.000%, 02/01/18                        663,452         761
Federal National Mortgage Assoc.,
 12.25%, 12/1/17                          438,710         508
Federal National Mortgage Assoc.,
 12.500%, 04/01/18                        370,348         431
Federal National Mortgage Assoc.,
 13.000%, 11/01/12                        300,209         349
Federal National Mortgage Assoc.,
 13.000%, 11/01/17                        628,281         737
Federal National Mortgage Assoc.,
 13.000%, 12/01/17                        374,938         437
Federal National Mortgage Assoc.,
 13.000%, 02/01/18                        884,057       1,031
Federal National Mortgage Assoc.,
 14.000%, 12/01/17                        248,828         297
Government National Mortgage
 Assoc., 7%, 5/15/23                      385,272         392
                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 7.5%, 11/01/04                 3,600,000  $    3,700
Government National Mortgage
 Assoc., 8.5%, 6/15/01                     64,230          68
Government National Mortgage
 Assoc., 8.5%, 11/15/24                   703,990         742
Government National Mortgage
 Assoc., 8.5%, 2/15/25                      9,413          10
Government National Mortgage
 Assoc., 8.5%, 3/15/23                      6,876           7
Government National Mortgage
 Assoc., 8.5%, 6/15/23                     14,373          15
Government National Mortgage
 Assoc., 8.5%, 6/15/24                    160,199         169
Government National Mortgage
 Assoc., 8.5%, 7/15/24                     64,620          68
Government National Mortgage
 Assoc., 8.5%, 9/15/21                    137,558         146
Government National Mortgage
 Assoc., 8.5%, 9/15/24                      9,865          10
Rural Housing Trust, Class D,
 6.33%, 4/1/26                         17,228,857       1,723
U.S. Treasury, 3.625%, 4/15/28          3,000,000       2,979
U.S. Treasury, 5.5%, 2/15/08            1,700,000       1,699
U.S. Treasury, 5.5%, 3/31/03            2,650,000       2,648
U.S. Treasury, 5.625%, 4/30/00          5,500,000       5,510
                                                   -----------
    TOTAL                                              68,411
                                                   -----------
    TOTAL GOVERNMENT BONDS                             82,951
                                                   -----------
MORTGAGE BACKED AND ASSET BACKED SECURITIES (41.9%)
AUTO-RELATED (3.0%)
CIT RV Owner Trust, Class A,
 6.25%, 1/15/11                           824,026         827
Daimler-Benz Vehicle Trust, Class
 A, 5.85%, 7/20/03                        712,960         713
Eaglemark Trust, Class A, 6.75%,
 11/15/02                                 768,251         775
Fleetwood Credit Corporation
 Grantor Trust, Class A, 6.4%,
 5/15/13                                1,214,679       1,228
Team Fleet Financing Corporation,
 Class A, 6.65%, 12/15/02 (144A)        3,200,000       3,225
Team Fleet Financing Corporation,
 Class A, 7.35%, 5/15/03 (144A)         1,125,000       1,166
                                                   -----------
    TOTAL                                               7,934
                                                   -----------
COMMERCIAL MORTGAGES (27.4%)
Asset Securitization Corporation,
 Class CS1, 1.257%, 11/13/26 IO        20,690,663         818
Asset Securitization Corporation,
 Class CS2, 1.097%, 11/13/26 IO        52,000,000       3,269

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Asset Securitization Corporation,
 Class PS1, 1.367%, 2/14/41 IO         12,156,728  $    1,313
BTC Mortgage Investors Trust 97 -
 S1 A, 6.255%, 12/31/09                   910,561         909
Chase Commercial Mortgage
 Securities Corp., Class B, 6.6%,
 12/12/29                               2,000,000       2,037
Chase Commercial Mortgage
 Securities Corp., Class A2,
 6.6%, 12/12/29                         5,000,000       5,149
Chase Commercial Mortgage
 Securities Corp., Class B,
 7.37%, 6/19/29                         1,000,000       1,062
Commercial Mortgage Acceptance
 Corporation, Class B, 6.647%,
 12/15/30                               2,000,000       2,047
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class D, 7.46%, 6/20/29 (144A)         3,500,000       3,654
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class B, 9.546%, 4/25/25 (144A)          682,000         802
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class C1, 7.26%, 6/20/29 (144A)        1,477,643       1,565
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class C1, 7.28%, 6/20/29 (144A)        1,500,000       1,582
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class D, 9.546%, 4/25/25 (144A)        2,000,000       2,383
Crumi Mae Commercial Mortgage
 Trust, 7.0%, 12/01/06                  3,000,000       3,008
DLJ Mortgage Acceptance
 Corporation, Class S, .3571%,
 10/15/17 (144A) IO                   105,349,575       2,835
DLJ Mortgage Acceptance
 Corporation,Class S, .718%,
 2/18/31 IO                            69,833,185       3,081
First Union-Lehman Brothers
 Commercial Mortgage Trust, Class
 C, 7.44%, 4/18/07                      2,500,000       2,647
GMAC Commercial Mortgage
 Securities, Inc., Class C,
 7.81%, 10/15/11 (144A)                 5,000,000       5,241
Kmart CMBS Financing, Inc., Class
 D, 6.7875%, 03/01/07 (144A)            2,000,000       2,000
Kmart CMBS Financing, Inc., Class
 C, 6.3875%, 03/01/07 (144A)            1,500,000       1,501
                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Malan Mortgage Securities Trust,
 Class A3, 7.8%, 8/15/05 (144A)         3,000,000  $    3,077
Merrill Lynch Mortgage Investors,
 Inc., Class C, 7.12%, 6/18/29          2,500,000       2,614
Merrill Lynch Mortgage Investors,
 Inc., Class E, 7.12%, 6/18/29          4,500,000       4,511
Merrill Lynch Mortgage Investors,
 Inc., Class E, 8.1606%, 6/25/22
 (144A)                                 2,000,000       2,098
Merrill Lynch Mortgage Investors,
 Inc., Class C, 8.9223%, 11/25/20       1,950,000       2,009
Midland Realty Acceptance Corp.,
 Class AEC, 1.389%, 1/25/29
 (144A) IO                             14,074,265       1,054
Nomura Asset Securities Corp. -
 Class A2, 7.014%, 3/17/28              2,800,000       2,905
Nomura Asset Securities Corp. -
 Class A4, 7.594%, 3/17/28              2,200,000       2,258
Red Mountain Funding LLC, Class
 E, 7.365%, 1/15/19 (144A)              1,500,000       1,498
Red Mountain Funding LLC, Class
 F, 7.471%, 1/15/19 (144A)              1,800,000       1,707
The Equitable Life Insurance
 Society of the U S, Class C1,
 7.52%, 5/15/06                         2,000,000       2,131
                                                   -----------
    TOTAL                                              72,765
                                                   -----------
CREDIT CARD ASSET BACKED (0.8%)
Iroquois Trust, Class A, 6.752%,
 6/25/07 (144A)                         2,000,000       2,019
                                                   -----------
FRANCHISE LOAN RECEIVABLES (2.1%)
EMAC Owner Trust, 1.378%, 1/15/25
 (144A) IO                             31,361,688       2,376
EMAC Owner Trust, Class A2,
 6.38%, 1/15/25 (144A)                  3,100,000       3,100
                                                   -----------
    TOTAL                                               5,476
                                                   -----------
HOME EQUITY LOAN (0.8%)
Amresco Residential Securities,
 Class A2, 6.245%, 04/25/22             2,200,000       2,201
                                                   -----------
MANUFACTURED HOUSING (1.5%)
Mid-State Trust VI, Class A3,
 7.54%, 7/1/35                          1,200,972       1,244
Vanderbilt Mortgage and Finance,
 Inc., Class 1A4, 7.19%, 2/7/14         2,500,000       2,618
                                                   -----------
    TOTAL                                               3,862
                                                   -----------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                     MARKET
                                      SHARES/         VALUE
BONDS (95.0%)                           PAR          (000'S)
--------------------------------------------------------------
OTHER ASSET BACKED (3.2%)
FMAC Loan Receivables Trust 98 -
 A, 6.2%, 9/15/20 (144A)                1,649,859  $    1,648
Heilig-Meyers Master Trust,
 6.125%, 1/20/07 (144A)                 3,000,000       2,986
Nations Credit Grantor
 Trust,Class A1, 6.35%, 12/15/04        2,454,211       2,473
Newcourt Equipment, Class B,
 6.764%, 9/20/04 (144A)                 1,436,729       1,445
                                                   -----------
    TOTAL                                               8,552
                                                   -----------
RESIDENTIAL MORTGAGES (3.1%)
BCF L L C Mortgage Pass Thru
 Certificate, Class B3, 7.75%,
 3/25/37 (144A)                         3,928,905       4,034
Blackrock Capital Finance, Class
 B3, 7.25%, 11/25/28 (144A)             4,474,079       4,298
                                                   -----------
    TOTAL                                               8,332
                                                   -----------
    TOTAL MORTGAGE BACKED AND
     ASSET BACKED SECURITIES                          111,141
                                                   -----------
    TOTAL BONDS                                       252,233
                                                   -----------

                                                     MARKET
                                      SHARES/         VALUE
MONEY MARKET INVESTMENTS (4.6%)         PAR          (000'S)
--------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (1.1%)
PHH Corporation, 6.35%, 7/1/98          3,000,000  $    3,000
                                                   -----------
GOVERNMENT (0.6%)
Federal Home Loan Mortgage
 Company, 5.43%, 8/21/98                1,500,000       1,488
                                                   -----------
FINANCE SERVICES (0.7%)
CXC, Inc., 5.52%, 7/15/98               1,850,000       1,846
                                                   -----------
                                                     MARKET
                                      SHARES/         VALUE
MONEY MARKET INVESTMENTS (4.6%)         PAR          (000'S)
--------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (1.1%)
Beneficial Corp., 5.719%, 7/10/98       3,000,000  $    2,996
                                                   -----------
PETROLEUM AND COAL PRODUCTS (1.1%)
E.I. Du Pont de Nemours and
 Company, 5.55%, 8/7/98                 3,000,000       2,983
                                                   -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                       12,313
                                                   -----------
    TOTAL INVESTMENTS (99.6%)
     (COST $262,080,245)^                             264,546
    OTHER ASSETS, LESS
     LIABILITIES (0.4%)                                   953
                                                   -----------
    TOTAL NET ASSETS (100.00%)                     $  265,499
                                                   -----------

IO- Interest Only Security
144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
+ Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

   Foreign forward currency contracts outstanding at June 30, 1998:

                      PRINCIPAL AMT. COVERED  EXPIRATION   UNREALIZED
TYPE       CURRENCY        BY CONTRACT          MONTH     APPRECIATION
---------  ---------  ----------------------  ----------  -------------
Sell          DEM           11,247,390          09/98        $34,091

DEM-German Deutschmark
* Foreign securities denominated in Greek Drachma.
^ At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $262,080,245 and the net unrealized appreciation of investments based on that cost was $2,465,628 which is comprised of $6,169,395 aggregate gross unrealized appreciation and $3,703,767 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Maximum current income           Achieve stability of capital by investing in     $212,528,490
consistent with liquidity and    short- term debt securities.
stability of capital

MONEY MARKET PORTFOLIO

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

During the first half of 1998, money market rates were relatively stable, as the Federal Reserve held interest rates steady, apparently considering the negative impact on weak Asian markets of a rate increase a greater risk than signs of incipient inflation in the United States. Because little premium has been available for longer maturities of short-term instruments, the term of securities held in the Portfolio has been kept fairly short.

Total returns, which reflect the deduction of charges for the separate account, are shown on page 2.

 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                       --

MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1998

                                                      MARKET
                                                       VALUE
MONEY MARKET INVESTMENTS (76.1%)          PAR         (000'S)
---------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (5.3%)
PHH Corporation, 6.00%, 10/27/98         9,000,000  $    8,999
PHH Corporation, 5.62%, 08/26/98         1,500,000       1,487
PHH Corporation, 5.99%, 08/18/98           700,000         700
                                                    -----------
    TOTAL                                               11,186
                                                    -----------
BANK HOLDING COMPANIES (4.9%)
Cargill Incorporated, 5.63%,
 07/17/98                               10,500,000      10,474
                                                    -----------
CHEMICALS & ALLIED PRODUCTS (4.6%)
American Home Product Co., 6.10%,
 07/01/98                                9,800,000       9,800
                                                    -----------
DEPARTMENT STORES (2.0%)
J.C. Penny Company, Inc., 5.58%,
 07/29/98                                4,272,000       4,253
                                                    -----------
FINANCE (13.0%)
Ciesco LP, 5.55%, 07/15/1998             8,000,000       7,983
CXC Incorporated, 5.54%, 08/26/98       10,500,000      10,410
Paccar Financial Corporation, 5.52%,
 07/07/98                                9,300,000       9,291
                                                    -----------
    TOTAL                                               27,684
                                                    -----------
GOVERNMENT (7.1%)
U.S. Treasury Bill, 5.14%,
 04/29/1999                              5,675,000       5,430
U.S. Treasury Bill, 5.16%,
 04/29/1999                              5,000,000       4,784
U.S. Treasury Bill, 5.175%,
 04/29/1999                              5,000,000       4,783
                                                    -----------
    TOTAL                                               14,997
                                                    -----------
PERSONAL CREDIT INSTITUTIONS (29.4%)
Associates Corp of NA, 5.53%,
 08/20/98                               10,500,000      10,419
Beneficial Corp, 5.72%, 07/10/98        10,500,000      10,485
Ford Motor Credit Company, 5.52%,
 07/15/98                               10,500,000      10,477
General Electric Capital Corp.,
 5.53%, 08/26/98                        10,400,000      10,311
General Motors Acceptance Corp.,
 5.53%, 07/24/98                         5,300,000       5,281
General Motors Acceptance Corp.,
 5.55%, 08/06/98                         5,200,000       5,171
Variable Funding Capital Corp.,
 5.52%, 08/17/98                        10,500,000      10,424
                                                    -----------
    TOTAL                                               62,568
                                                    -----------

                                                      MARKET
                                                       VALUE
MONEY MARKET INVESTMENTS (76.1%)          PAR         (000'S)
---------------------------------------------------------------
PETROLEUM AND COAL PRODUCTS (4.9%)
E. I. Dupont De Nemours, 5.55%,
 08/07/98                               10,500,000  $   10,440
                                                    -----------
SHORT TERM BUSINESS CREDIT (4.9%)
Sears Roebuck Acceptance Corp.,
 5.53%, 08/12/98                        10,500,000      10,432
                                                    -----------
    TOTAL MONEY MARKET INVESTMENTS                     161,834
                                                    -----------

                                                      MARKET
                                                       VALUE
ASSET-BACKED SECURITIES (23.2%)           PAR         (000'S)
---------------------------------------------------------------
AUTO RELATED (2.1%)
Carco Auto Loan Master Trust,
 5.605%, 11/15/98 (Variable rate;
 putable; coupon indexed to one
 month Commercial Paper rate plus
 7.5 basis points; reset monthly)        4,550,000  $    4,550
                                                    -----------
FINANCE LESSORS (21.1%)
Asset Securitization, 5.519%,
 07/14/1998                              4,000,000       3,992
Preferred Receivable Funding, 5.56%,
 07/21/98                                6,900,000       6,879
Preferred Receivable Funding, 5.57%,
 07/30/98                                3,000,000       2,987
Receivable Capital Trust, 5.589%,
 07/14/98                                1,401,000       1,398
Receivable Capital Trust, 5.54%,
 07/27/98                                9,066,000       9,030
Short Term Repackage Asset Trust,
 5.686%, 8/12/1998                      10,100,000      10,099
Triple A One Funding, 5.65%,
 07/28/98                                3,500,000       3,485
Triple A One Funding, 5.649%,
 08/07/98                                6,870,000       6,830
                                                    -----------
    TOTAL                                               44,700
                                                    -----------
    TOTAL ASSET-BACKED SECURITIES                       49,250
                                                    -----------
    TOTAL INVESTMENTS (99.3%) (COST
     $211,083,727)^                                    211,084
                                                    -----------
    OTHER ASSETS, LESS LIABILITIES
     (0.7%)                                              1,444
                                                    -----------
    TOTAL NET ASSETS (100.0%)                       $  212,528
                                                    -----------

^ Also represents cost for Federal Income Tax Purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stocks (cost $689,135).................................................  $1,101,218
  Money Market Investments (cost $74,428).......................................      74,428
                                                                                  -----------
                                                                                   1,175,646
  Cash..........................................................................      18,248
  Due from Sale of Securities...................................................       3,515
  Due from Sale of Fund Shares..................................................         708
  Dividends and Interest Receivable.............................................          73
                                                                                  -----------
    Total Assets................................................................   1,198,190
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................      27,516
  Due on Redemption of Fund Shares..............................................       1,319
  Due to Investment Advisor.....................................................         511
  Accrued Expenses..............................................................          43
                                                                                  -----------
    Total Liabilities...........................................................      29,389
                                                                                  -----------
NET ASSETS......................................................................  $1,168,801
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   329,734 shares outstanding)..................................................  $  740,473
  Undistributed Net Investment Income...........................................         193
  Undistributed Accumulated Net Realized Gain on Investments....................      16,052
  Net Unrealized Appreciation of Investment Securities..........................     412,083
                                                                                  -----------
  Net Assets for 329,734 Shares Outstanding.....................................  $1,168,801
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     3.54
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Interest....................................................................  $  2,651
    Dividends...................................................................       469
                                                                                  ---------
      Total Income..............................................................     3,120
                                                                                  ---------
  Expenses
    Management Fees.............................................................     2,917
    Custodian Expenses..........................................................        10
    Other Expenses..............................................................        10
                                                                                  ---------
      Total Expenses............................................................     2,937
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................        (8)
           Paid Indirectly......................................................        (2)
                                                                                  ---------
      Total Net Expenses........................................................     2,927
                                                                                  ---------
  Net Investment Income.........................................................       193
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................    15,472
    Index Futures Contracts.....................................................       591
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................    16,063
                                                                                  ---------
  Net Change in Unrealized Appreciation of:
    Investment Securities.......................................................    90,340
    Index Futures Contracts.....................................................       382
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......    90,722
                                                                                  ---------
  Net Gain on Investments.......................................................   106,785
                                                                                  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $106,978
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                               FOR THE
                                             SIX MONTHS
                                                ENDED              FOR THE
                                              JUNE 30,           YEAR ENDED
                                                1998            DECEMBER 31,
                                             (UNAUDITED)            1997
                                          -----------------   -----------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............     $      193          $      600
    Net Realized Gain on Investments....         16,063              44,968
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................         90,722              82,701
                                          -----------------   -----------------
      Net Increase in Net Assets
      Resulting from Operations.........        106,978             128,269
                                          -----------------   -----------------
  Distributions to Shareholders from:
    Net Investment Income...............           (390)                  0
    Net Realized Gain on Investments....        (39,790)            (57,365)
                                          -----------------   -----------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................        (40,180)            (57,365)
                                          -----------------   -----------------
  Fund Share Transactions
    Proceeds from Sale of 10,491 and
     35,663 Shares......................         36,831             110,666
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (11,431 and 20,913 shares,
     respectively)......................         40,180              57,365
    Payments for 11,928 and 3,953 Shares
     Redeemed...........................        (42,076)            (43,793)
                                          -----------------   -----------------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       (9,994 and 42,517 shares,
      respectively).....................         34,935             124,238
                                          -----------------   -----------------
  Total Increase in Net Assets..........        101,733             195,142
NET ASSETS
  Beginning of Period...................      1,067,068             871,926
                                          -----------------   -----------------
  End of Period (includes undistributed
   net investment income of $193 and
   $390, respectively)..................     $1,168,801          $1,067,068
                                          -----------------   -----------------
                                          -----------------   -----------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             FOR THE                                                       FOR THE
                                            SIX MONTHS                                                  PERIOD MAY 3,
                                          ENDED JUNE 30,        FOR THE YEAR ENDED DECEMBER 31,         1994* THROUGH
                                               1998        -----------------------------------------    DECEMBER 31,
                                           (UNAUDITED)        1997         1996           1995              1994
                                          --------------   -----------   ---------   ---------------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................    $     3.34     $     3.15    $   2.77       $   2.00          $   1.91
  Income from Investment Operations:
    Net Investment Income...............            --             --          --             --                --
    Net Realized and Unrealized Gains on
     Investments........................          0.32           0.39        0.49           0.78              0.09
                                          --------------   -----------   ---------   ---------------   ---------------
      Total from Investment
       Operations.......................          0.32           0.39        0.49           0.78              0.09
                                          --------------   -----------   ---------   ---------------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................            --             --          --             --                --
    Distributions from Realized Gains on
     Investments........................         (0.12)         (0.20)      (0.11)         (0.01)               --
                                          --------------   -----------   ---------   ---------------   ---------------
      Total Distributions...............         (0.12)         (0.20)      (0.11)         (0.01)               --
                                          --------------   -----------   ---------   ---------------   ---------------
Net Asset Value, End of Period..........    $     3.54     $     3.34    $   3.15       $   2.77          $   2.00
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
Total Return+...........................         10.07%++       13.86%      17.70%         39.29%             4.47%++
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................    $1,168,801     $1,067,068    $871,926       $577,014          $327,096
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
Ratio of Expenses to Average Net
 Assets.................................          0.52%**        0.53%       0.54%          0.56%             0.58%**
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
Ratio of Net Investment Income/(Loss) to
 Average Net Assets.....................          0.03%**        0.06%      (0.03%)         0.13%             0.29%**
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
Portfolio Turnover Rate.................         21.32%         57.27%      47.25%         37.84%            21.54%
                                          --------------   -----------   ---------   ---------------   ---------------
                                          --------------   -----------   ---------   ---------------   ---------------
Average Commission Rate #...............    $   0.0581     $   0.0499    $ 0.0513
                                          --------------   -----------   ---------
                                          --------------   -----------   ---------

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stocks (cost $537,731).................................................  $686,120
  Money Market Investments (cost $52,370).......................................    52,370
  Bonds (cost $2,302)...........................................................       316
                                                                                  ---------
                                                                                   738,806
  Cash..........................................................................        54
  Due from Sale of Securities...................................................    28,227
  Due from Foreign Currency Contracts...........................................    21,548
  Dividends and Interest Receivable.............................................     4,456
  Due from Sale of Fund Shares..................................................       516
                                                                                  ---------
    Total Assets................................................................   793,607
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................    28,936
  Due on Foreign Currency Contracts.............................................    21,230
  Due on Redemption of Fund Shares..............................................       816
  Due to Investment Advisor.....................................................       404
  Accrued Expenses..............................................................       332
                                                                                  ---------
    Total Liabilities...........................................................    51,718
                                                                                  ---------
NET ASSETS......................................................................  $741,889
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   411,970 shares outstanding)..................................................  $546,797
  Undistributed Net Investment Income...........................................    10,735
  Undistributed Accumulated Net Realized Gain on Investments....................    37,998
  Net Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................   146,403
    Foreign Currency Transactions...............................................       (44)
                                                                                  ---------
  Net Assets for 411,970 Shares Outstanding.....................................  $741,889
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.80
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $1,253).............................  $ 12,702
    Interest....................................................................       774
                                                                                  ---------
      Total Income..............................................................    13,476
                                                                                  ---------
  Expenses
    Management Fees.............................................................     2,363
    Custodian Fees..............................................................       243
    Other Expenses..............................................................       168
                                                                                  ---------
      Total Expenses............................................................     2,774
                                                                                  ---------
  Net Investment Income.........................................................    10,702
                                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities.......................................................    38,782
    Foreign Currency Transactions...............................................      (181)
                                                                                  ---------
      Net Realized Gain for the Period..........................................    38,601
  Net Change in Unrealized Appreciation of:
    Investment Securities.......................................................    32,426
    Foreign Currency Transactions...............................................         1
                                                                                  ---------
      Net Change in Unrealized Appreciation for the Period......................    32,427
                                                                                  ---------
  Net Gain on Investments.......................................................    71,028
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ 81,730
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED        FOR THE
                                                        JUNE 30,      YEAR ENDED
                                                          1998       DECEMBER 31,
                                                       (UNAUDITED)       1997
                                                       -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income............................   $ 10,702       $ 16,845
    Net Realized Gain on Investments.................     38,601         22,636
    Net Unrealized Appreciation of Investments for
     the Period......................................     32,427         25,359
                                                       -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.....................................     81,730         64,840
                                                       -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income............................    (16,649)       (12,704)
    Net Realized Gain on Investments.................    (22,793)        (7,542)
                                                       -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (39,442)       (20,246)
                                                       -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 17,602 and 66,307 Shares...     32,331        110,618
    Proceeds from Shares Issued on Reinvestment of
     Dividends Paid
     (21,530 and 12,598 shares, respectively)........     39,442         20,246
    Payments for 17,951 and 12,361 Shares Redeemed...    (32,022)       (20,797)
                                                       -----------   ------------
    Net Increase in Net Assets Resulting from Fund
     Share Transactions
     (21,181 and 66,544 shares, respectively)........     39,751        110,067
                                                       -----------   ------------
  Total Increase in Net Assets.......................     82,039        154,661
NET ASSETS
  Beginning of Period................................    659,850        505,189
                                                       -----------   ------------
  End of Period (includes undistributed net
   investment income of $10,735 and $16,682,
   respectively).....................................   $741,889       $659,850
                                                       -----------   ------------
                                                       -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          FOR THE SIX                                       FOR THE PERIOD
                                            MONTHS                                           MAY 3, 1994*
                                          ENDED JUNE     FOR THE YEAR ENDED DECEMBER 31,        THROUGH
                                           30, 1998     ---------------------------------    DECEMBER 31,
                                          (UNAUDITED)     1997        1996        1995           1994
                                          -----------   ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................   $   1.69     $   1.56    $   1.35    $   1.19       $   1.22
  Income from Investment Operations:
    Net Investment Income...............       0.03         0.04        0.04        0.04           0.02
    Net Realized and Unrealized Gains
     (Losses) on Investments............       0.17         0.15        0.24        0.13          (0.02)
                                          -----------   ---------   ---------   ---------   ---------------
      Total from Investment
       Operations.......................       0.20         0.19        0.28        0.17           0.00
                                          -----------   ---------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................      (0.04)       (0.04)      (0.03)         --          (0.02)
    Distributions from Realized Gains on
     Investments........................      (0.05)       (0.02)      (0.04)      (0.01)         (0.01)
                                          -----------   ---------   ---------   ---------   ---------------
      Total Distributions...............      (0.09)       (0.06)      (0.07)      (0.01)         (0.03)
                                          -----------   ---------   ---------   ---------   ---------------
Net Asset Value, End of Period..........   $   1.80     $   1.69    $   1.56    $   1.35       $   1.19
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------
Total Return+...........................      12.57%++     12.28%      21.01%      14.57%          0.11%++
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................   $741,889     $659,850    $170,482    $342,127       $292,533
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................       0.77%**      0.77%       0.81%       0.85%          0.87%**
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................       2.99%**      2.75%       3.02%       2.68%          2.28%**
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------
Portfolio Turnover Rate.................      15.56%       16.74%      17.07%      26.71%         10.97%
                                          -----------   ---------   ---------   ---------   ---------------
                                          -----------   ---------   ---------   ---------   ---------------
Average Commission Rate #...............   $ 0.0073     $ 0.0009    $ 0.0151
                                          -----------   ---------   ---------
                                          -----------   ---------   ---------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stocks (cost $190,819).................................................  $305,643
  Money Market Investments (cost $43,963).......................................    43,963
                                                                                  ---------
                                                                                   349,606
  Due from Sale of Fund Shares..................................................       763
  Dividends and Interest Receivable.............................................       235
                                                                                  ---------
    Total Assets................................................................   350,604
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................       994
  Futures Variation Margin......................................................       151
  Due to Investment Advisor.....................................................       130
  Accrued Expenses..............................................................        27
  Due on Redemption of Fund Shares..............................................        18
                                                                                  ---------
    Total Liabilities...........................................................     1,320
                                                                                  ---------
NET ASSETS......................................................................  $349,284
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   164,874 shares outstanding)..................................................  $227,200
  Undistributed Net Investment Income...........................................     1,449
  Undistributed Accumulated Net Realized Gain on Investments....................     5,279
  Net Unrealized Appreciation of:
    Investment Securities.......................................................   114,824
    Index Futures Contracts.....................................................       532
                                                                                  ---------
  Net Assets for 164,874 Shares Outstanding.....................................  $349,284
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   2.12
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $17)................................  $ 1,292
    Interest....................................................................      835
                                                                                  --------
      Total Income..............................................................    2,127
                                                                                  --------
  Expenses
    Management Fees.............................................................      660
    Other Expenses..............................................................       10
    Custodian Expenses..........................................................        8
                                                                                  --------
      Total Expenses............................................................      678
                                                                                  --------
      Less Custodian Fees:
        Paid by Affiliate.......................................................       (7)
        Paid Indirectly.........................................................       (1)
                                                                                  --------
      Total Net Expenses........................................................      670
                                                                                  --------
  Net Investment Income.........................................................    1,457
                                                                                  --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................    4,478
    Index Futures Contracts.....................................................      801
                                                                                  --------
      Net Realized Gain on Investments for the Period...........................    5,279
                                                                                  --------
  Net Change in Unrealized Appreciation of:
    Investments Securities......................................................   42,327
    Index Futures Contracts.....................................................      532
                                                                                  --------
      Net Change in Unrealized Appreciation of Investments for the Period.......   42,859
                                                                                  --------
    Net Gain on Investments.....................................................   48,138
                                                                                  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $49,595
                                                                                  --------
                                                                                  --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                             FOR THE
                                                           SIX MONTHS      FOR THE
                                                           ENDED JUNE     YEAR ENDED
                                                            30, 1998     DECEMBER 31,
                                                           (UNAUDITED)       1997
                                                           -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $  1,457       $  2,669
    Net Realized Gain on Investments.....................      5,279         11,942
    Net Change in Unrealized Appreciation of Investments
     for the Period......................................     42,859         42,501
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.........................................     49,595         57,112
                                                           -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income................................     (4,068)        (2,685)
    Net Realized Gain on Investments.....................         --         (8,527)
                                                           -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................     (4,068)       (11,212)
                                                           -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 30,401 and 42,594 Shares.......     60,291         70,967
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid
     (2,035 and 6,422 shares, respectively)..............      4,068         11,212
    Payments for 1,836 and 31,206 Shares Redeemed........     (3,673)       (55,490)
                                                           -----------   ------------
    Net Increase in Net Assets Resulting from Fund Share
     Transactions
     (30,601 and 17,810 shares, respectively)............     60,686         26,689
                                                           -----------   ------------
  Total Increase in Net Assets...........................    106,213         72,589
NET ASSETS
  Beginning of Period....................................    243,071        170,482
                                                           -----------   ------------
  End of Period (includes undistributed net
   investment income of $1,449 and $0, respectively).....   $349,284       $243,071
                                                           -----------   ------------
                                                           -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      FOR THE                                        FOR THE PERIOD
                                                    SIX MONTHS                                        MAY 3, 1994*
                                                    ENDED JUNE    FOR THE YEAR ENDED DECEMBER 31,       THROUGH
                                                     30, 1998     --------------------------------    DECEMBER 31,
                                                    (UNAUDITED)     1997        1996        1995          1994
                                                    -----------   ---------   ---------   --------   --------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period............   $   1.81     $   1.46    $   1.26    $  1.00       $  1.00
    Income from Investment Operations:
      Net Investment Income.......................       0.02         0.02        0.02       0.02          0.01
      Net Realized and Unrealized Gains on
       Investments................................       0.31         0.42        0.25       0.28            --
                                                    -----------   ---------   ---------   --------   --------------
        Total from Investment Operations..........       0.33         0.44        0.27       0.30          0.01
                                                    -----------   ---------   ---------   --------   --------------
    Less Distributions:
      Distributions from Net Investment Income....      (0.02)       (0.02)      (0.02)     (0.02)        (0.01)
      Distributions from Realized Gains on
       Investments................................         --        (0.07)      (0.05)     (0.02)           --
                                                    -----------   ---------   ---------   --------   --------------
        Total Distributions.......................      (0.02)       (0.09)      (0.07)     (0.04)        (0.01)
                                                    -----------   ---------   ---------   --------   --------------
Net Asset Value, End of Period....................   $   2.12     $   1.81    $   1.46    $  1.26       $  1.00
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
Total Return+.....................................      18.56%++     29.85%      20.91%     30.82%         1.55%++
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..........   $349,284     $243,071    $170,482    $85,557       $41,868
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
Ratio of Expenses to Average Net Assets...........       0.46%**      0.49%       0.57%      0.61%         0.71%**
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
Ratio of Net Investment Income to Average Net
 Assets...........................................       1.00%**      1.24%       1.41%      1.77%         2.30%**
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
Portfolio Turnover Rate...........................      11.50%       33.20%      37.61%     46.83%        16.51%
                                                    -----------   ---------   ---------   --------   --------------
                                                    -----------   ---------   ---------   --------   --------------
Average Commission Rate #.........................   $ 0.0488     $ 0.0559    $ 0.0629
                                                    -----------   ---------   ---------
                                                    -----------   ---------   ---------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH AND INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stocks (cost $475,788).................................................  $492,731
  Money Market Investments (cost $3,999)........................................     3,999
                                                                                  ---------
                                                                                   496,730
  Cash..........................................................................       772
  Due from Sale of Securities...................................................     9,791
  Due from Sale of Fund Shares..................................................       950
  Dividends and Interest Receivable.............................................       561
                                                                                  ---------
    Total Assets................................................................   508,804
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................     9,584
  Due to Investment Advisor.....................................................       245
  Due on Redemption of Fund Shares..............................................       144
  Accrued Expenses..............................................................        18
                                                                                  ---------
    Total Liabilities...........................................................     9,991
                                                                                  ---------
NET ASSETS......................................................................  $498,813
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   330,859 shares outstanding)..................................................  $419,055
  Undistributed Net Investment Income...........................................     2,571
  Undistributed Accumulated Net Realized Gain on Investments....................    60,244
  Net Unrealized Appreciation of Investments....................................    16,943
                                                                                  ---------
  Net Assets for 330,859 Shares Outstanding.....................................  $498,813
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.51
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $17)................................  $  2,981
    Interest....................................................................       863
                                                                                  ---------
      Total Income..............................................................     3,844
                                                                                  ---------
  Expenses
    Management Fees.............................................................     1,262
    Custodian Fees..............................................................        17
    Other Expenses..............................................................        11
                                                                                  ---------
      Total Expenses............................................................     1,290
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................       (15)
           Paid Indirectly......................................................        (2)
                                                                                  ---------
      Total Net Expenses........................................................     1,273
                                                                                  ---------
  Net Investment Income.........................................................     2,571
                                                                                  ---------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS
  Net Realized Gain on Investments..............................................    60,460
  Net Change in Unrealized Depreciation of Investments for the Period...........   (10,232)
                                                                                  ---------
  Net Gain on Investments.......................................................    50,228
                                                                                  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $ 52,799
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                             FOR THE
                                                           SIX MONTHS
                                                              ENDED        FOR THE
                                                            JUNE 30,      YEAR ENDED
                                                              1998       DECEMBER 31,
                                                           (UNAUDITED)       1997
                                                           -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $  2,571       $  3,174
    Net Realized Gain on Investments.....................     60,460         72,633
    Net Change in Unrealized Appreciation (Depreciation)
     of Investments for the Period.......................    (10,232)         2,850
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.........................................     52,799         78,657
                                                           -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income................................       (731)        (3,199)
    Net Realized Gain on Investments.....................         --        (78,180)
                                                           -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................       (731)       (81,379)
                                                           -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 53,928 and 75,470 Shares.......     78,560        116,134
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (493 and 61,873 shares,
     respectively).......................................        731         81,380
    Payments for 3,097 and 35,535 Shares Redeemed........     (4,482)       (57,040)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions (51,324 and 101,808 shares,
      respectively)......................................     74,809        140,474
                                                           -----------   ------------
  Total Increase in Net Assets...........................    126,877        137,752
NET ASSETS
  Beginning of Period....................................    371,936        234,184
                                                           -----------   ------------
  End of Period (includes undistributed net investment
   income of $2,571 and $0, respectively)................   $498,813       $371,936
                                                           -----------   ------------
                                                           -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    FOR THE SIX                                       FOR THE PERIOD
                                                      MONTHS                                           MAY 3, 1994*
                                                    ENDED JUNE     FOR THE YEAR ENDED DECEMBER 31,        THROUGH
                                                     30, 1998     ---------------------------------    DECEMBER 31,
                                                    (UNAUDITED)     1997        1996        1995           1994
                                                    -----------   ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period............   $   1.33     $   1.32    $   1.21    $   0.98       $   1.00
  Income from Investment Operations:
    Net Investment Income.........................       0.01         0.01        0.02        0.02           0.01
    Net Realized and Unrealized Gains on
     Investments..................................       0.17         0.37        0.23        0.29          (0.01)
                                                    -----------   ---------   ---------   ---------   ---------------
      Total from Investment Operations............       0.18         0.38        0.25        0.31          (0.00)
                                                    -----------   ---------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment Income......         --        (0.01)      (0.02)      (0.02)         (0.01)
    Distributions from Realized Gains on
     Investments..................................         --        (0.36)      (0.12)      (0.06)         (0.01)
                                                    -----------   ---------   ---------   ---------   ---------------
      Total Distributions.........................         --        (0.37)      (0.14)      (0.08)         (0.02)
                                                    -----------   ---------   ---------   ---------   ---------------
Net Asset Value, End of Period....................   $   1.51     $   1.33    $   1.32    $   1.21       $   0.98
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
Total Return+.....................................      13.48%++     30.03%      19.97%      31.12%          0.34%++
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..........   $498,813     $371,936    $234,184    $136,923       $ 64,700
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net Assets...........       0.58%**      0.60%       0.62%       0.69%          0.78%**
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
Ratio of Net Investment Income to Average Net
 Assets...........................................       1.16%**      1.04%       1.44%       1.68%          1.93%**
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
Portfolio Turnover Rate...........................      90.89%      144.52%      93.92%      80.00%         54.18%
                                                    -----------   ---------   ---------   ---------   ---------------
                                                    -----------   ---------   ---------   ---------   ---------------
Average Commission Rate #.........................   $ 0.0427     $ 0.0453    $ 0.0515
                                                    -----------   ---------   ---------
                                                    -----------   ---------   ---------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stocks (cost $837,742).................................................  $1,465,041
  Money Market Investments (cost $15,347).......................................      15,347
                                                                                  -----------
                                                                                   1,480,388
  Due from Sale of Fund Shares..................................................       2,411
  Dividends and Interest Receivable.............................................       1,659
                                                                                  -----------
    Total Assets................................................................   1,484,458
                                                                                  -----------
LIABILITIES
  Due on Redemption of Fund Shares..............................................       3,182
  Due to Investment Advisor.....................................................         251
  Futures Variation Margin......................................................          94
  Accrued Expenses..............................................................          36
                                                                                  -----------
    Total Liabilities...........................................................       3,563
                                                                                  -----------
NET ASSETS......................................................................  $1,480,895
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   492,572 shares outstanding)..................................................  $  830,143
  Undistributed Net Investment Income...........................................      19,789
  Undistributed Accumulated Net Realized Gain on Investments....................       3,459
  Net Unrealized Appreciation of:
    Investment Securities.......................................................     627,299
    Index Futures Contracts.....................................................         205
                                                                                  -----------
  Net Assets for 492,572 Shares Outstanding.....................................  $1,480,895
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     3.01
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $66)................................  $  9,431
    Interest....................................................................     1,680
                                                                                  ---------
      Total Income..............................................................    11,111
                                                                                  ---------
  Expenses
    Management Fees.............................................................     1,319
    Other Expenses..............................................................        21
    Custodian Fees..............................................................        20
                                                                                  ---------
      Total Expenses............................................................     1,360
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................       (18)
           Paid Indirectly......................................................        (2)
                                                                                  ---------
      Total Net Expenses........................................................     1,340
                                                                                  ---------
  Net Investment Income.........................................................     9,771
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................     4,556
    Index Futures Contracts.....................................................    10,142
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................    14,698
                                                                                  ---------
  Net Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................   187,557
    Index Futures Contracts.....................................................      (464)
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......   187,093
                                                                                  ---------
    Net Gain on Investments.....................................................   201,791
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $211,562
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED        FOR THE
                                                        JUNE 30,      YEAR ENDED
                                                          1998       DECEMBER 31,
                                                       (UNAUDITED)       1997
                                                       -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income............................  $    9,771     $   17,811
    Net Realized Gain on Investments.................      14,698         27,640
    Net Change in Unrealized Appreciation of
     Investments for the Period......................     187,093        219,972
                                                       -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.....................................     211,562        265,423
                                                       -----------   ------------
  Disributions to Shareholders from:
    Net Investment Income............................     (17,811)       (13,866)
    Net Realized Gain on Investments.................     (28,519)       (16,994)
                                                       -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (46,330)       (30,860)
                                                       -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 45,859 and 75,307 Shares...     132,404        178,554
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (16,132 and 13,655 shares,
     respectively)...................................      46,330         30,860
    Payments for 5,523 and 12,917 Shares Redeemed....     (15,928)       (31,186)
                                                       -----------   ------------
    Net Increase in Net Assets Resulting from Fund
     Share Transactions (56,468 and 76,045 shares,
     respectively)...................................     162,806        178,228
                                                       -----------   ------------
  Total Increase in Net Assets.......................     328,038        412,791
NET ASSETS
  Beginning of Period................................   1,152,857        740,066
                                                       -----------   ------------
  End of Period (includes undistributed net
   investment income of $19,789 and $17,811,
   respectively).....................................  $1,480,895     $1,152,857
                                                       -----------   ------------
                                                       -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 FOR THE
                                               SIX MONTHS
                                               ENDED JUNE                           FOR THE YEAR
                                                   30,                           ENDED DECEMBER 31,
                                                  1998       ----------------------------------------------------------
                                               (UNAUDITED)      1997         1996        1995        1994        1993
                                               -----------   -----------   ---------   ---------   ---------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period.......  $     2.64    $     2.06    $   1.72    $   1.27    $   1.29    $  1.33
    Income from Investment Operations:
      Net Investment Income..................        0.03          0.04        0.04        0.04        0.03       0.04
      Net Realized and Unrealized Gain (Loss)
       on Investments........................        0.42          0.62        0.35        0.42       (0.01)      0.09
                                               -----------   -----------   ---------   ---------   ---------   --------
        Total from Investment Operations.....        0.45          0.66        0.39        0.46        0.02       0.13
                                               -----------   -----------   ---------   ---------   ---------   --------
    Less Distributions:
      Distributions from Net Investment
       Income................................       (0.03)        (0.04)      (0.02)      (0.01)      (0.03)     (0.03)
      Distributions from Realized Gains on
       Investments...........................       (0.05)        (0.04)      (0.03)         --       (0.01)     (0.14)
                                               -----------   -----------   ---------   ---------   ---------   --------
        Total Distributions..................       (0.08)        (0.08)      (0.05)      (0.01)      (0.04)     (0.17)
                                               -----------   -----------   ---------   ---------   ---------   --------
Net Asset Value, End of Period...............  $     3.01    $     2.64    $   2.06    $   1.72    $   1.27    $  1.29
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
Total Return+................................       17.65%++      33.20%      22.75%      37.25%       1.21%      9.90%
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands).....  $1,480,895    $1,152,857    $740,066    $495,133    $316,123    $25,479
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
Ratio of Expenses to Average Net Assets......        0.20%*        0.21%       0.21%       0.21%       0.24%      0.30%
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
Ratio of Net Investment Income to Average Net
 Assets......................................        1.48%*        1.86%       2.27%       2.51%       3.10%      2.55%
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
Portfolio Turnover Rate......................        0.89%         3.15%       3.45%       3.19%       5.59%     62.69%
                                               -----------   -----------   ---------   ---------   ---------   --------
                                               -----------   -----------   ---------   ---------   ---------   --------
Average Commission Rate#.....................  $   0.0217    $   0.0304    $ 0.0306
                                               -----------   -----------   ---------
                                               -----------   -----------   ---------

 * Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Common Stock (cost $711,084)..................................................  $1,671,072
  Bonds (cost $996,490).........................................................   1,013,382
  Money Market Investments (cost $389,407)......................................     389,411
                                                                                  -----------
                                                                                   3,073,865
  Cash..........................................................................       6,527
  Due from Sale of Securities...................................................      50,590
  Dividends and Interest Receivable.............................................      16,005
  Due from Sale of Foreign Currency.............................................       6,600
  Due from Sale of Fund Shares..................................................         174
                                                                                  -----------
    Total Assets................................................................   3,153,761
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................      48,155
  Due on Purchase of Foreign Currency...........................................       6,564
  Due on Redemption of Fund Shares..............................................       3,958
  Due on Futures Variation Margin...............................................       1,133
  Due to Investment Advisor.....................................................         802
                                                                                  -----------
    Total Liabilities...........................................................      60,612
                                                                                  -----------
NET ASSETS......................................................................  $3,093,149
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital
   (3,000,000 shares authorized, $.01 par value; 1,486,055 shares outstanding).................................................................  $1,965,612
  Undistributed Net Investment Income...........................................      50,581
  Undistributed Accumulated Net Realized Gain on Investments....................      96,434
  Net Unrealized Appreciation of:
    Investment Securities.......................................................     976,884
    Index Futures Contracts.....................................................       3,602
    Foreign Currency Transactions...............................................          36
                                                                                  -----------
  Net Assets for 1,486,055 Shares Outstanding...................................  $3,093,149
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     2.08
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Interest....................................................................  $ 43,011
    Dividends (less foreign dividend tax of $73)................................    12,121
                                                                                  ---------
      Total Income..............................................................    55,132
                                                                                  ---------
  Expenses
    Management Fees.............................................................     4,407
                                                                                  ---------
  Net Investment Income.........................................................    50,725
                                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments:
    Investment Securities.......................................................    93,377
    Index Futures Contracts.....................................................     4,298
    Foreign Currency Transactions...............................................      (963)
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................    96,712
                                                                                  ---------
  Net Change In Unrealized Appreciation of:
    Investment Securities.......................................................   162,570
    Index Futures Contracts.....................................................     4,081
    Foreign Currency Transactions...............................................       160
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......   166,811
                                                                                  ---------
  Net Gain on Investments.......................................................   263,523
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $314,248
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS
                                             ENDED        FOR THE
                                           JUNE 30,      YEAR ENDED
                                             1998       DECEMBER 31,
                                          (UNAUDITED)       1997
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $   50,725     $   94,986
    Net Realized Gain on Investments....      96,712         83,356
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................     166,811        318,351
                                          -----------   ------------
      Net Increase in Net Assets
      Resulting from Operations.........     314,248        496,693
                                          -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income...............     (95,131)       (86,698)
    Net Realized Gain on Investments....     (85,841)       (29,228)
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (180,972)      (115,926)
                                          -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 27,361 and
     42,694 Shares......................      56,599         79,608
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (89,901 and 65,384 shares,
     respectively)......................     180,972        115,926
    Payments for 31,953 and 61,284
     Shares Redeemed....................     (66,192)      (114,041)
                                          -----------   ------------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions
     (85,309 and 46,794 shares,
     respectively)......................     171,379         81,493
                                          -----------   ------------
  Total Increase in Net Assets..........     304,655        462,260
NET ASSETS
  Beginning of Period...................   2,788,494      2,326,234
                                          -----------   ------------
  End of Period (includes undistributed
   net investment income of
   $50,581 and $94,962, respectively)...  $3,093,149     $2,788,494
                                          -----------   ------------
                                          -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          FOR THE SIX
                                            MONTHS                                FOR THE YEAR
                                          ENDED JUNE                           ENDED DECEMBER 31,
                                           30, 1998     ----------------------------------------------------------------
                                          (UNAUDITED)      1997          1996          1995          1994         1993
                                          -----------   -----------   -----------   -----------   -----------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     1.99    $     1.72    $     1.60    $     1.31    $     1.33    $  1.39
    Income from Investment Operations:
      Net Investment Income.............        0.03          0.07          0.06          0.07          0.04       0.06
      Net Realized and Unrealized Gain
       (Loss) on Investments............        0.18          0.28          0.15          0.27         (0.05)      0.09
                                          -----------   -----------   -----------   -----------   -----------   --------
        Total from Investment
         Operations.....................        0.21          0.35          0.21          0.34         (0.01)      0.15
                                          -----------   -----------   -----------   -----------   -----------   --------
    Less Distributions:
      Distributions from Net Investment
       Income...........................       (0.06)        (0.06)        (0.06)        (0.04)           --      (0.07)
      Distributions from Realized Gains
       on Investments...................       (0.06)        (0.02)        (0.03)        (0.01)        (0.01)     (0.14)
                                          -----------   -----------   -----------   -----------   -----------   --------
        Total Distributions.............       (0.12)        (0.08)        (0.09)        (0.05)        (0.01)     (0.21)
                                          -----------   -----------   -----------   -----------   -----------   --------
Net Asset Value, End of Period..........  $     2.08    $     1.99    $     1.72    $     1.60    $     1.31    $  1.33
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
Total Return+...........................       11.23%++      21.52%        13.45%        26.39%         0.16%      9.91%
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $3,093,149    $2,788,494    $2,326,234    $2,083,289    $1,727,127    $68,910
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
Ratio of Expenses to Average Net
 Assets.................................        0.30%*        0.30%         0.30%         0.30%         0.30%      0.30%
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................        3.43%*        3.70%         3.95%         4.40%         4.78%      4.24%
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
Portfolio Turnover Rate.................       25.27%        29.94%        67.66%        37.28%        42.35%     70.91%
                                          -----------   -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   -----------   --------
Average Comminssion Rate #..............  $   0.0240    $   0.0310    $   0.0320
                                          -----------   -----------   -----------
                                          -----------   -----------   -----------

 * Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

HIGH YIELD BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Bonds (cost $159,696).........................................................  $157,404
  Preferred Stock (cost $26,511)................................................    28,082
  Money Market Investments (cost $4,997)........................................     4,997
  Common Stock (cost $2,168)....................................................     1,189
                                                                                  ---------
                                                                                   191,672
  Cash..........................................................................     1,002
  Dividends and Interest Receivable.............................................     2,732
  Due from Sale of Securities...................................................       567
  Due from Sale of Fund Shares..................................................       558
                                                                                  ---------
    Total Assets................................................................   196,531
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................     5,268
  Due on Redemption of Fund Shares..............................................       785
  Due to Investment Advisor.....................................................        79
  Accrued Expenses..............................................................        26
                                                                                  ---------
    Total Liabilities...........................................................     6,158
                                                                                  ---------
NET ASSETS......................................................................  $190,373
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   169,505 shares outstanding)..................................................  $179,878
  Undistributed Net Investment Income...........................................     8,232
  Undistributed Accumulated Net Realized Gain on Investments....................     3,964
  Net Unrealized Depreciation of Investments....................................    (1,701)
                                                                                  ---------
  Net Assets for 169,505 Shares Outstanding.....................................  $190,373
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.12
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Interest....................................................................  $ 7,172
    Dividends...................................................................    1,480
                                                                                  --------
      Total Income..............................................................    8,652
                                                                                  --------
  Expenses
    Management Fees.............................................................      409
    Custodian Fees..............................................................       10
    Other Expenses..............................................................       11
                                                                                  --------
      Total Expenses............................................................      430
                                                                                  --------
        Less Custodian Fees:
           Paid Indirectly......................................................       (7)
           Paid by Affiliate....................................................       (3)
                                                                                  --------
      Total Net Expenses........................................................      420
                                                                                  --------
  Net Investment Income.........................................................    8,232
                                                                                  --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments..............................................    3,964
  Net Change in Unrealized Depreciation of Investments for the Period...........   (3,314)
                                                                                  --------
  Net Gain on Investments.......................................................      650
                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ 8,882
                                                                                  --------
                                                                                  --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                             FOR THE
                                                           SIX MONTHS    FOR THE YEAR
                                                           ENDED JUNE       ENDED
                                                            30, 1998     DECEMBER 31,
                                                           (UNAUDITED)       1997
                                                           -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $  8,232       $ 12,561
    Net Realized Gain on Investments.....................      3,964          7,437
    Net Change in Unrealized Depreciation of Investments
     for the Period......................................     (3,314)        (1,416)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.........................................      8,882         18,582
                                                           -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income................................         --        (16,554)
    Net Realized Gain on Investments.....................         --         (8,429)
                                                           -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................         --        (24,983)
                                                           -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 40,132 and 48,820 Shares.......     44,227         56,788
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid
     (0 and 23,165 shares, respectively).................         --         24,983
    Payments for 14,543 and 13,489 Shares Redeemed.......    (15,774)       (16,210)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions
       (25,589 and 58,496 shares, respectively)..........     28,453         65,561
                                                           -----------   ------------
  Total Increase in Net Assets...........................     37,335         59,160
NET ASSETS
  Beginning of Period....................................    153,038         93,878
                                                           -----------   ------------
  End of Period (includes undistributed (overdistributed)
   net investment income of
   $8,232 and ($143), respectively)......................   $190,373       $153,038
                                                           -----------   ------------
                                                           -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                               FOR THE
                                           FOR THE SIX                                        PERIOD MAY
                                              MONTHS             FOR THE YEAR ENDED            3, 1994*
                                          ENDED JUNE 30,            DECEMBER 31,               THROUGH
                                               1998        -------------------------------   DECEMBER 31,
                                           (UNAUDITED)       1997        1996       1995         1994
                                          --------------   ---------   --------   --------   ------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................     $  1.06       $   1.10    $  1.03    $  0.97      $  1.00
    Income from Investment Operations:
      Net Investment Income.............        0.04           0.11       0.09       0.10         0.06
      Net Realized and Unrealized Gains
       (Losses) on Investments..........        0.02           0.06       0.10       0.07        (0.03)
                                          --------------   ---------   --------   --------   ------------
        Total from Investment
         Operations.....................        0.06           0.17       0.19       0.17         0.03
                                          --------------   ---------   --------   --------   ------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................          --          (0.14)     (0.09)     (0.10)       (0.06)
      Distributions from Realized Gains
       on Investments...................          --          (0.07)     (0.03)     (0.01)          --
                                          --------------   ---------   --------   --------   ------------
        Total Distributions.............          --          (0.21)     (0.12)     (0.11)       (0.06)
                                          --------------   ---------   --------   --------   ------------
Net Asset Value, End of Period..........     $  1.12       $   1.06    $  1.10    $  1.03      $  0.97
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------
Total Return+...........................        5.64%++       15.85%     19.77%     16.78%        3.02%++
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................     $190,373      $153,038    $93,878    $55,974      $35,537
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------
Ratio of Expenses to Average Net
 Assets.................................        0.50%**        0.55%      0.60%      0.65%        0.73%**
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------
Ratio of Net Investment Income to
 Average Net Assets.....................        9.73%**        9.95%      9.54%      9.90%        9.40%**
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------
Portfolio Turnover Rate.................       98.54%        129.49%    143.91%    116.57%      119.48%
                                          --------------   ---------   --------   --------   ------------
                                          --------------   ---------   --------   --------   ------------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Bonds (cost $249,767).........................................................  $252,233
  Money Market Investments (cost $12,313).......................................    12,313
                                                                                  ---------
                                                                                   264,546
  Cash..........................................................................     4,453
  Due from Sale of Securities...................................................    10,901
  Due on Foreign Currency Contracts.............................................     6,300
  Interest Receivable...........................................................     2,912
  Due from Sale of Fund Shares..................................................       130
                                                                                  ---------
    Total Assets................................................................   289,242
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................    17,407
  Due on Foreign Currency Contracts.............................................     6,266
  Due to Investment Advisor.....................................................        69
  Accrued Expenses..............................................................         1
                                                                                  ---------
    Total Liabilities...........................................................    23,743
                                                                                  ---------
NET ASSETS......................................................................  $265,499
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (1,000,000 shares authorized, $.01 par value;
   220,840 shares outstanding)..................................................  $254,971
  Undistributed Net Investment Income...........................................     9,036
  Undistributed Accumulated Net Realized Loss on Investments....................    (1,008)
NET UNREALIZED APPRECIATION OF:
  Investments Securities........................................................     2,466
  Foreign Currency Transactions.................................................        34
                                                                                  ---------
  Net Assets for 220,840 Shares Outstanding.....................................  $265,499
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.20
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Interest....................................................................  $ 9,506
                                                                                  --------
  Expenses
    Management Fees.............................................................      379
    Other Expenses..............................................................       12
                                                                                  --------
  Net Investment Income.........................................................    9,115
                                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments:
    Investment Securities.......................................................    2,856
    Foreign Currency Transactions...............................................     (888)
    Futures Contracts...........................................................   (2,380)
                                                                                  --------
  Net Realized Loss on Investments for the Period...............................     (412)
                                                                                  --------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  Investment Securities.........................................................   (1,581)
  Foreign Currency Transactions.................................................      128
  Futures Contracts.............................................................      431
                                                                                  --------
    Net Change in Unrealized Depreciation for the Period........................   (1,022)
                                                                                  --------
  Net Loss on Investments.......................................................   (1,434)
                                                                                  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $ 7,681
                                                                                  --------
                                                                                  --------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS    FOR THE YEAR
                                          ENDED JUNE       ENDED
                                           30, 1998     DECEMBER 31,
                                          (UNAUDITED)       1997
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............   $  9,115       $ 15,676
    Net Realized Gain (Loss) on
     Investments........................       (412)         2,865
    Net Change in Unrealized
     Appreciation (Depreciation) of
     Investments for the Period.........     (1,022)         1,736
                                          -----------   ------------
      Net Increase in Net Assets
      Resulting from Operations.........      7,681         20,277
                                          -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income...............    (15,746)       (13,300)
    Net Realized Gain on Investments....     (2,700)            --
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (18,446)       (13,300)
                                          -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 19,252 and
     26,095 Shares......................     23,939         32,098
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (15,606 and 11,396 shares,
     respectively)......................     18,446         13,300
    Payments for 8,791 and 17,885 Shares
     Redeemed...........................    (10,956)       (21,873)
                                          -----------   ------------
  Net Increase in Net Assets Resulting
   from Fund Share Transactions
   (26,067 and 19,606 shares,
   respectively)........................     31,429         23,525
                                          -----------   ------------
  Total Increase in Net Assets..........     20,664         30,502
NET ASSETS
  Beginning of Period...................    244,835        214,333
                                          -----------   ------------
  End of Period (includes undistributed
   net investment income of
   $9,036 and $15,722, respectively)....   $265,499       $244,835
                                          -----------   ------------
                                          -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE SIX                           FOR THE YEAR
                                           MONTHS ENDED                       ENDED DECEMBER 31,
                                          JUNE 30, 1998    --------------------------------------------------------
                                           (UNAUDITED)       1997        1996        1995        1994        1993
                                          --------------   ---------   ---------   ---------   ---------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................     $   1.26      $   1.22    $   1.23    $   1.06    $   1.15    $  1.14
    Income from Investment Operations:
      Net Investment Income.............         0.04          0.08        0.07        0.07        0.06       0.08
      Net Realized and Unrealized Gain
       (Loss) on Investments............        (0.01)         0.04       (0.04)       0.13       (0.08)      0.05
                                          --------------   ---------   ---------   ---------   ---------   --------
        Total from Investment
         Operations.....................         0.03          0.12        0.03        0.20       (0.03)      0.13
                                          --------------   ---------   ---------   ---------   ---------   --------
    Less Distributions:
      Dividends from Net Investment
       Income...........................        (0.08)        (0.08)      (0.04)      (0.03)      (0.06)     (0.08)
      Distributions from Realized Gains
       on Investments...................        (0.01)           --          --          --          --      (0.04)
                                          --------------   ---------   ---------   ---------   ---------   --------
        Total Distributions.............        (0.09)        (0.08)      (0.04)      (0.03)      (0.06)     (0.12)
                                          --------------   ---------   ---------   ---------   ---------   --------
Net Asset Value, End of Period..........     $   1.20      $   1.26    $   1.22    $   1.23    $   1.06    $  1.15
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Total Return+...........................         3.04%++       9.46%       3.31%      19.10%      (2.28%)    10.81%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................     $265,499      $244,835    $214,333    $198,142    $158,508    $17,485
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Ratio of Expenses to Average Net
 Assets.................................         0.30%*        0.30%       0.30%       0.30%       0.30%      0.30%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................         7.15%*        7.03%       6.48%       6.61%       7.02%      6.40%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Portfolio Turnover Rate.................        61.77%       184.93%     195.98%      69.06%     108.00%     67.69%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------

 * Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
  Money Market Investments
   (cost $211,084)..............................................................  $211,084
  Cash..........................................................................     1,525
  Due from Sale of Fund Shares..................................................     1,361
  Interest Receivable...........................................................       174
                                                                                  ---------
    Total Assets................................................................   214,144
                                                                                  ---------
LIABILITIES
  Due on Purchase of Fund Shares................................................     1,561
  Due to Investment Advisor.....................................................        55
                                                                                  ---------
    Total Liabilities...........................................................     1,616
                                                                                  ---------
NET ASSETS                                                                        $212,528
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (1,000,000 shares authorized, $.01 par value;
   212,552 shares outstanding)..................................................  $212,528
                                                                                  ---------
  Net Assets for 212,552 Shares Outstanding.....................................  $212,528
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.00
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Income
    Interest....................................................................  $  5,631
                                                                                  ---------
  Expenses
    Management Fees.............................................................       297
                                                                                  ---------
  Net Investment Income.........................................................     5,334
                                                                                  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $  5,334
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                           FOR THE SIX
                                                             MONTHS      FOR THE YEAR
                                                           ENDED JUNE       ENDED
                                                            30, 1998     DECEMBER 31,
                                                           (UNAUDITED)       1997
                                                           -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $  5,334       $  9,878
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.........................................      5,334          9,878
                                                           -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income................................     (5,334)        (9,885)
                                                           -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................     (5,334)        (9,885)
                                                           -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 76,552 and 130,864 Shares......     76,552        130,863
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid ( 5,334 and 9,878 shares,
     respectively).......................................      5,334          9,878
    Payments for 63,828 and 122,562 Shares Redeemed......    (63,828)      (122,562)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions (18,058 and 18,180 shares,
      respectively)......................................     18,058         18,179
                                                           -----------   ------------
  Total Increase in Net Assets...........................     18,058         18,172
NET ASSETS
  Beginning of Period....................................    194,470        176,298
                                                           -----------   ------------
  End of Period (includes no undistributed net investment
   income)...............................................   $212,528       $194,470
                                                           -----------   ------------
                                                           -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE SIX                           FOR THE YEAR
                                           MONTHS ENDED                       ENDED DECEMBER 31,
                                          JUNE 30, 1998    --------------------------------------------------------
                                           (UNAUDITED)       1997        1996        1995        1994        1993
                                          --------------   ---------   ---------   ---------   ---------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period..     $   1.00      $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
    Net Investment Income...............         0.03          0.05        0.05        0.06        0.05       0.03
    Less Distributions from Net
     Investment Income..................        (0.03)        (0.05)      (0.05)      (0.06)      (0.05)     (0.03)
                                          --------------   ---------   ---------   ---------   ---------   --------
  Net Asset Value, End of Period........     $   1.00      $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
  Total Return+.........................         2.70%++       5.47%       5.29%       5.82%       4.03%      2.88%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................     $212,528      $194,470    $176,298    $132,572    $104,217    $12,657
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Ratio of Expenses to Average Net
 Assets.................................         0.30%*        0.30%       0.30%       0.30%       0.30%      0.30%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................         5.31%*        5.33%       5.13%       5.61%       4.64%      2.87%
                                          --------------   ---------   ---------   ---------   ---------   --------
                                          --------------   ---------   ---------   ---------   ---------   --------

 * Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1998

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Aggressive Growth Stock Portfolio, International Equity Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Aggressive Growth Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1998

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended June 30, 1998, transactions in securities other than money market investments were:

                                                                                                                 U.S. GOVT
                                                                                 U.S. GOVT     TOTAL SECURITY     SECURITY
                                                               TOTAL SECURITY     SECURITY         SALES/          SALES/
PORTFOLIOS                                                       PURCHASES       PURCHASES       MATURITIES      MATURITIES
-------------------------------------------------------------  --------------  --------------  --------------  --------------
Aggressive Growth Stock......................................  $ 245,056,559   $          --   $ 222,660,984   $          --
International Equity.........................................    121,529,979              --     106,563,649       2,756,569
Growth Stock.................................................     56,526,125              --      30,603,616              --
Growth and Income Stock......................................    470,732,466              --     392,626,312              --
Index 500 Stock..............................................    185,458,409              --      11,518,035              --
Balanced.....................................................    664,102,196     366,812,575     677,013,604     258,232,496
High Yield Bond..............................................    200,656,448              --     159,302,734              --
Select Bond..................................................    174,590,898      55,365,099     150,448,368      40,483,800

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1998

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                    FIRST $50    NEXT $50
PORTFOLIOS                           MILLION      MILLION      EXCESS
---------------------------------  -----------  -----------  -----------
Aggressive Growth Stock..........        .80%         .65%         .50%
International Equity.............        .85%         .65%         .65%
Growth Stock.....................        .60%         .50%         .40%
Growth and Income Stock..........        .70%         .60%         .55%
High Yield Bond..................        .60%         .50%         .40%

These amounts are paid to Northwestern Mutual Investment Services, LLP ("NMIS") a wholly-owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS depending upon the applicable agreement in place.

Certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. As of June 30, 1998, the amounts paid through expense offset arrangements are $1,969 in the Aggressive Growth Stock Portfolio, $1,399 in the Growth Stock Portfolio, $1,916 in the Growth and Income Stock Portfolio, $1,830 in the Index 500 Portfolio and $6,602 in the High Yield Bond Portfolio.

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J. P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J. P. Morgan, .40% on the next $100 million,
 .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million.

NOTE 8 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Aggressive Growth Stock, International Equity, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- Effective April 1, 1996, Northwestern Mutual voluntarily reimburses the International Equity Portfolio for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement as of June 30, 1998 was $835,678 and for the year ended December 31, 1997 was $1,313,579.

                                       --

ACCOUNT B FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Financial Statements
JUNE 30, 1998
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       240,690 shares (cost $567,496).............  $   853,245
      International Equity
       304,602 shares (cost $419,840).............      548,589
      Growth Stock
       119,428 shares (cost $179,302).............      252,948
      Growth and Income Stock
       251,089 shares (cost $330,753).............      378,642
      Index 500 Stock
       343,688 shares (cost $592,502).............    1,033,125
      Balanced
       1,183,095 shares (cost $1,677,667).........    2,462,021
      High Yield Bond
       125,823 shares (cost $139,878).............      141,299
      Select Bond
       174,997 shares (cost $207,036).............      210,347
      Money Market
       147,606 shares (cost $147,606).............      147,606   $ 6,027,822
                                                    -----------
Due from Sale of Fund Shares....................................        6,354
Due from Northwestern Mutual Life Insurance Company.............           23
                                                                  -----------
Total Assets....................................................  $ 6,034,199
                                                                  -----------
                                                                  -----------
LIABILITIES
  Due to Participants...........................................  $     7,970
  Due to Northwestern Mutual Life Insurance Company.............        6,354
  Due on Purchase of Fund Shares................................           23
                                                                  -----------
      Total Liabilities.........................................       14,347
                                                                  -----------
EQUITY (NOTE 8)
  Contracts Issued Prior to December 17, 1981...................      112,154
  Contracts Issued After December 16, 1981 and Prior to March
   31, 1995.....................................................    4,205,911
  Contracts Issued On or After March 31, 1995:
  Front Load Version............................................      494,332
  Back Load Version.............................................    1,207,455
                                                                  -----------
      Total Equity..............................................    6,019,852
                                                                  -----------
      Total Liabilities and Equity..............................  $ 6,034,199
                                                                  -----------
                                                                  -----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

ACCOUNT B FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                      AGGRESSIVE GROWTH             INTERNATIONAL EQUITY
                                          COMBINED                     STOCK DIVISION                     DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............   $  256,359      $  273,279       $ 29,446        $ 42,923        $ 29,263        $ 15,386
Annuity Rate and Expense
  Guarantees..................       33,069          53,021          4,879           8,086           3,105           5,358
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........      223,290         220,258         24,567          34,837          26,158          10,028
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       37,097          39,664         15,497          12,892           7,449           4,228
  Unrealized Appreciation of
    Investments During the
    Period....................      333,831         527,607         33,907          39,283          24,120          30,048
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain on Investments.....      370,928         567,271         49,404          52,175          31,569          34,276
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      594,218         787,529         73,971          87,012          57,727          44,304
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................      439,946         677,589         52,287          99,971          34,482          74,713
  Annuity Payments............       (5,626)         (8,151)          (414)           (540)           (284)           (462)
  Surrenders and Other
    (net).....................     (175,943)       (227,384)       (27,887)        (31,527)        (16,454)        (17,649)
  Transfers from Other
    Divisions or Sponsor......      338,654         508,492         28,888          68,100          25,858          53,618
  Transfers to Other Divisions
    or Sponsor................     (341,656)       (519,749)       (61,041)        (92,620)        (45,722)        (46,867)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      255,375         430,797         (8,167)         43,384          (2,120)         63,353
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      849,592       1,218,325         65,804         130,396          55,607         107,657
EQUITY
  Beginning of Period.........    5,170,261       3,951,986        786,882         656,486         492,432         384,775
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............   $6,019,853      $5,170,311       $852,686        $786,882        $548,039        $492,432
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                       GROWTH & INCOME                    INDEX 500
                                    GROWTH STOCK DIVISION              STOCK DIVISION                  STOCK DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend (Loss) Income........    $  2,953        $  7,990        $    557        $ 61,425       $   32,261       $ 21,296
Annuity Rate and Expense
  Guarantees..................       1,201           1,459           1,905           2,356            5,283          7,413
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income
  (Loss)......................       1,752           6,531          (1,348)         59,069           26,978         13,883
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............          50             694             260             731            2,481          3,597
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      33,001          26,626          39,426          (8,963)         112,079        158,395
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      33,051          27,320          39,686          (8,232)         114,560        161,992
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      34,803          33,851          38,338          50,837          141,538        175,875
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................      29,055          35,700          42,430          55,118           85,547        115,401
  Annuity Payments............        (121)           (151)           (311)           (386)            (926)        (1,292)
  Surrenders and Other
    (net).....................      (5,297)         (4,686)         (8,201)         (7,534)         (24,140)       (28,174)
  Transfers from Other
    Divisions or Sponsor......      26,877          30,593          38,865          55,360           72,606         88,834
  Transfers to Other Divisions
    or Sponsor................     (10,027)        (14,624)        (16,985)        (21,037)         (42,332)       (57,501)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      40,487          46,832          55,798          81,521           90,755        117,268
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      75,290          80,683          94,136         132,358          232,293        293,143
EQUITY
  Beginning of Period.........     177,410          96,727         284,747         152,389          799,421        506,308
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............    $252,700        $177,410        $378,883        $284,747       $1,031,714       $799,451
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                      BALANCED DIVISION           HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............   $  143,628      $   91,116       $     --        $ 15,911        $ 14,579        $ 10,248
Annuity Rate and Expense
  Guarantees..................       14,127          24,287            661             752           1,144           1,923
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income
  (Loss)......................      129,501          66,829           (661)         15,159          13,435           8,325
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       10,689          16,178            164             147             507           1,197
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................       94,162         283,731          6,184          (5,691)         (9,048)          4,178
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      104,851         299,909          6,348          (5,544)         (8,541)          5,375
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      234,352         366,738          5,687           9,615           4,893          13,699
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................      116,918         162,927         24,290          27,421          17,274          26,099
  Annuity Payments............       (3,046)         (4,545)          (146)           (159)           (289)           (457)
  Surrenders and Other
    (net).....................      (74,312)       (105,615)        (3,487)         (2,481)         (6,485)        (10,101)
  Transfers from Other
    Divisions or Sponsor......       40,984          60,446         24,141          29,165          20,007          22,652
  Transfers to Other Divisions
    or Sponsor................      (60,781)        (98,388)        (9,661)         (9,307)        (17,440)        (23,258)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................       19,763          14,825         35,137          44,639          13,067          14,935
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      254,115         381,563         40,824          54,254          17,960          28,634
EQUITY
  Beginning of Period.........    2,202,757       1,821,194        100,661          46,407         191,945         163,331
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............   $2,456,872      $2,202,757       $141,485        $100,661        $209,905        $191,965
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------


                                    MONEY MARKET DIVISION
                                -----------------------------

                                 SIX MONTHS
                                    ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,
                                    1998            1997
                                -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $  3,672        $  6,984
Annuity Rate and Expense
  Guarantees..................         764           1,387
                                -------------   -------------
Net Investment Income
  (Loss)......................       2,908           5,597
                                -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............          --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................          --              --
                                -------------   -------------
  Net Gain (Loss) on
    Investments...............          --              --
                                -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................       2,908           5,597
                                -------------   -------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................      37,663          80,239
  Annuity Payments............         (89)           (159)
  Surrenders and Other
    (net).....................      (9,680)        (19,617)
  Transfers from Other
    Divisions or Sponsor......      60,428          99,724
  Transfers to Other Divisions
    or Sponsor................     (77,667)       (156,147)
                                -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      10,655           4,040
                                -------------   -------------
Net Increase in Equity........      13,563           9,637
EQUITY
  Beginning of Period.........     134,006         124,369
                                -------------   -------------
  End of Period...............    $147,569        $134,006
                                -------------   -------------
                                -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NOTES TO FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
JUNE 30, 1998

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Beginning March 31, 1995, two versions of the contract are offered: Front Load contracts with a sales charge up to 4% of purchase payments and Back Load contracts with a withdrawal charge of 0-8%.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share.

The Fund is an open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended June 30, 1998 by each Division are shown below:

                                     PURCHASES          SALES
                                  ---------------  ---------------
Aggressive Growth Division......  $    42,299,211  $    25,767,468
International Equity Division...       43,424,113       19,304,878
Growth Stock Division...........       42,304,608           96,863
Growth & Income Stock
Division........................       55,323,974          981,049
Index 500 Stock Division........      121,944,259        3,669,299
Balanced Division...............      181,515,171       30,426,246
High Yield Bond Division........       36,290,894        1,776,739
Select Bond Division............       32,560,663        6,097,189
Money Market Division...........       39,158,014       25,659,692

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rate, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                       --

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
(IN THOUSANDS)
JUNE 30, 1998

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                CONTRACTS ISSUED:
                                                     CONTRACTS ISSUED:                     AFTER DECEMBER 16, 1981 AND
                                                 PRIOR TO DECEMBER 17, 1981                  PRIOR TO MARCH 31, 1995
                                          ----------------------------------------  -----------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
DIVISION                                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
----------------------------------------  --------------  -------------  ---------  --------------  -------------  ----------
Aggressive Growth Stock.................   $   4.088378         1,311    $   5,359   $   3.936368       149,351    $  587,902
International Equity....................       2.099379         2,013        4,225       2.045833       182,987       374,362
Growth Stock............................       2.394805           386          923       2.345463        52,146       122,307
Growth and Income.......................       2.255168           648        1,460       2.208764        88,790       196,117
Index 500 Stock.........................       3.934427        11,033       43,409       3.788316       162,696       616,342
Balanced................................       6.957857         5,811       40,434       6.407429       307,149     1,968,037
High Yield Bond.........................       1.709432           227          389       1.674236        35,335        59,159
Select Bond.............................       7.528943         1,046        7,872       6.931280        18,746       129,931
Money Market............................       2.593657         1,048        2,717       2.388186        35,282        84,259
                                                                         ---------                                 ----------
  Equity................................                                   106,788                                  4,138,416
  Annuity Reserves......................                                     5,366                                     67,495
                                                                         ---------                                 ----------
  Total Equity..........................                                 $ 112,154                                 $4,205,911
                                                                         ---------                                 ----------
                                                                         ---------                                 ----------

                                                     CONTRACTS ISSUED:                          CONTRACTS ISSUED:
                                                 ON OR AFTER MARCH 31, 1995                ON OR AFTER MARCH 31, 1995
                                                     FRONT LOAD VERSION                         BACK LOAD VERSION
                                          ----------------------------------------  -----------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
DIVISION                                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
----------------------------------------  --------------  -------------  ---------  --------------  -------------  ----------
Aggressive Growth Stock.................   $   1.906073        34,586    $  65,923   $   3.936368        47,480    $  186,899
International Equity....................       1.726872        28,848       49,816       2.045833        55,748       114,052
Growth Stock............................       2.227510        17,153       38,210       2.345463        37,739        88,515
Growth and Income Stock.................       2.097001        25,396       53,255       2.208764        55,117       121,741
Index 500 Stock.........................       2.378691        42,678      101,517       3.788316        66,903       253,448
Balanced................................       1.792915        59,334      106,381       6.407429        45,091       288,920
High Yield Bond.........................       1.613195        17,456       28,160       1.674236        30,692        51,385
Select Bond.............................       1.302196        17,324       22,560       6.931280         6,534        45,286
Money Market............................       1.174335        19,201       22,549       2.388186        15,358        36,677
                                                                         ---------                                 ----------
  Equity................................                                   488,371                                  1,186,923
  Annuity Reserves......................                                     5,961                                     20,532
                                                                         ---------                                 ----------
  Total Equity..........................                                 $ 494,332                                 $1,207,455
                                                                         ---------                                 ----------
                                                                         ---------                                 ----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

                                     NOTES

                                       --

                                         Annuity and Accumulation Products Dept.

                                                                   P.O. Box 2099

                                                        Milwaukee, WI 53201-2099

                                                             FAX #: 414-299-2632
Northwestern

Mutual Life-Registered Trademark-
            DEFERRED VARIABLE ANNUITY - TRANSFER OR ALLOCATION CHANGE

 CONTRACT NO.         ANNUITANT (PLEASE PRINT)

Transfer Existing Balances
The minimum amount that may be transferred from any investment division is $100 or the entire balance in that division, whichever is less. If you want to transfer the entire division, indicate "ALL." If the "Transfer Form" column is not completed, the entire balance in each division will be reallocated according to the percentages indicated in the "Transfer To" column.

                        TRANSFER FROM:                                                   TRANSFER TO:
                    (Dollar Amount or ALL)                                          (Whole Percents Only)
  1. Select Bond                $                               1. Select Bond                                               %
  2. International Equity       $                               2. International Equity                                      %
  3. Money Market               $                               3. Money Market                                              %
  4. Balanced                   $                               4. Balanced                                                  %
  5. Index 500 Stock            $                               5. Index 500 Stock                                           %
  6. Aggressive Growth Stock    $                               6. Aggressive Growth Stock                                   %
  7. High Yield Bond            $                               7. High Yield Bond                                           %
  8. Growth Stock               $                               8. Growth Stock                                              %
  9. Growth and Income Stock    $                               9. Growth and Income Stock                                   %
 10. Guaranteed Interest Fund+  $                               10. Guaranteed Interest Fund+                                %
                         TOTAL  $                                                        TOTAL                           100 %

                                                            Special Instructions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change Allocation of Future Investments

 Future investments will continue to be allocated as they were prior to the transfer shown above, unless new instructions are given below. Please indicate in whole percents only for a total of 100%.

1.      Select Bond             %     5.      Index 500 Stock            %     9.      Growth and Income Stock      %
                              ------                                   ------                                     ------
2.      International Equity    %     6.      Aggressive Growth Stock    %     10.     Guaranteed Interest Fund+    %
                              ------                                   ------                                     ------
3.      Money Market            %     7.      High Yield Bond            %
                              ------                                   ------
4.      Balanced                %     8.      Growth Stock               %                                 TOTAL   100%
                              ------                                   ------                                     ------

Effective Date

If received prior to the close of trading on the New York Stock Exchange, this      EFFECTIVE DATE (MM/DD/YYYY)
request will be effective on the day this completed form is received at the
Northwestern Mutual Life home office or the date requested, whichever is later.

Signature of Owner(s)/Trustee Required (TITLE MUST BE INCLUDED):

                                                                                  Date signed
------------------------------------------------------------------------          --------------------
                                                                                  (MM/DD/YYYY)
                                                                                  Date signed
------------------------------------------------------------------------          --------------------
                                                                                  (MM/DD/YYYY)
Daytime Phone Number:     (  )
---------------------------------------------------------------------

+ Not available in all states. See GIF Transfer Restrictions on page 2. The GIF is not available for NML Account C contracts.

                           SEE PAGE 2 FOR FAX INSTRUCTIONS

                                                                       WORD 6-FE
90-1854 (0598)                                                     (Page 1 of 2)

                                       --

                                 HOW TO SUBMIT

FIRST CLASS MAIL

Please mail form to Northwestern Mutual Life, Annuity & Accumulation Products, P.O. Box 2099, Milwaukee, Wisconsin 53202-2099.

FAX

The completed/signed transfer/change of allocation form may be FAXed to the Home Office at (414) 299-2632. The original transfer form is not needed. Please keep for your records.

                             SIGNATURE INSTRUCTION

SIGNATURE BY OWNER

All Owners must sign name as it appears in the policy contract. If the Owner's name has changed since the policy was issued, he/she should add his/her present surname to his/her name as it appears in the policy contract.

SIGNATURE BY ASSIGNEE

If the signer of the form is an assignee and the assignee is a bank, savings and loan association, other financial institution or corporation, an officer must sign with his/her title. Name of corporate entity must appear above the signature.

SIGNATURE ON BEHALF OF CORPORATION

If the signer of the form is a corporation, an officer of the corporation must sign on behalf of the corporation with his/her title. The name of the corporation must appear above the signature.

SIGNATURE ON BEHALF OF PARTNERSHIP

If the signer of the form is a partnership, the name of the partnership must appear above the signature. A partner other than the Annuitant must sign.

SIGNATURE ON BEHALF OF TRUST

If the signer of the form is a Trust, the authorized Trustee must sign his/her name, followed by the word "Trustee." The name of the Trust must appear above the signature.

             + GUARANTEED INTEREST FUND (GIF) TRANSFER RESTRICTIONS

When making a payment or transfer into the GIF, please be advised that transfers into and out of the GIF are restricted.

TIMING RESTRICTIONS

Transfers OUT of the GIF are not allowed for a period of 365 days following a transfer out of the fund.

Transfers IN to the GIF are not allowed for a period of 90 days following a transfer out of the fund.

AMOUNT RESTRICTION

The maximum amount that may be transferred out of the GIF in any one transfer is limited to THE GREATER OF:

-  25% of the GIF value on the previous anniversary, and

-  amount of the most recent transfer from the Guaranteed Interest Fund.

However, in no event will the maximum transfer amount be less than $1,000.00. There may be additional maximum transfer amount restrictions for your contract. See your contract and most recent prospectus for additional details.

                                                                       WORD 6-FE
90-1854 (0298)                                                     (Page 2 of 2)

                                       --

                                     NOTES

                                       --

                                     NOTES

                                       --

DIRECTORS AND OFFICERS
NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS

JAMES D. ERICSON .... PRESIDENT AND CHIEF EXECUTIVE OFFICER, NORTHWESTERN MUTUAL
LIFE,
 ..................................................................... MILWAUKEE
MARTIN F. STEIN ................ CHAIRMAN OF THE BOARD, EYECARE ONE CORPORATION,
 ..................................................................... MILWAUKEE
JOHN K. MACIVER ........... PARTNER, MICHAEL BEST & FRIEDRICH, ATTORNEYS AT LAW,
 ..................................................................... MILWAUKEE
STEPHEN N. GRAFF ......................... RETIRED PARTNER, ARTHUR ANDERSEN, LLP
 ..................................................................... MILWAUKEE
WILLIAM J. BLAKE ............................. CHAIRMAN, BLAKE INVESTMENT CORP.,
 ..................................................................... MILWAUKEE
WILLIAM A. MCINTOSH .......... RETIRED DIVISION HEAD--U.S. FIXED INCOME, SALOMON
BROTHERS,
 ....................................................................... CHICAGO

OFFICERS

JAMES D. ERICSON ..................................................... PRESIDENT
MARK G. DOLL ........................................ VICE PRESIDENT & TREASURER
MERRILL C. LUNDBERG .................................................. SECRETARY
BARBARA E. COURTNEY ................................................. CONTROLLER

                                      ---

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual Life variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


90-1776 (6-98)







NORTHWESTERN                                                     --------------
MUTUAL LIFE-Registered Trademark-                                   BULK RATE
                                                                  U.S. POSTAGE
PO Box 3095                                                           PAID
Milwaukee WI 53201-3095                                           MILWAUKEE, WI
                                                                 PERMIT NO. 426
                                                                 --------------


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